    s filed with the Securities and Exchange Commission on February 28, 2006

    Investment Company Act File No. 811-1911; Securities Act File No. 2-34215

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                       Post-Effective Amendment No. 85 [X]

                                     and/or

         REGISTRATION STATEMENT UNDER INVESTMENT COMPANY ACT OF 1940 [X]

                              Amendment No. 65 [X]

                        SCHRODER CAPITAL FUNDS (DELAWARE)
             875 Third Avenue, 22nd Floor, New York, New York 10022
                                 (212) 641-3800

                             Carin F. Muhlbaum, Esq.
                Schroder Investment Management North America Inc.
                          875 Third Avenue, 22nd Floor
                            New York, New York 10022

                                   Copies to:

                            Timothy W. Diggins, Esq.
                                Ropes & Gray LLP
                             One International Place
                        Boston, Massachusetts 02110-2624

It is proposed that this filing will become effective (check appropriate box):

[_]  Immediately upon filing pursuant to paragraph (b)

[_]  60 days after filing pursuant to paragraph (a)(1)

[_]  75 days after filing pursuant paragraph (a)(2)

[X]  On March 1, 2006 pursuant to paragraph (b)

[_]  On (date) pursuant to paragraph (a)(1)

[_]  On (date) pursuant to paragraph to (a)(2) of Rule 485.

If appropriate, check the following box:

[_]  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO PUBLIC As soon as practicable after this Registration Statement becomes effective.

[Schroders LOGO]
--------------------------------------------------------------------------------

PROSPECTUS

MARCH 1, 2006

EQUITY FUNDS
SCHRODER INTERNATIONAL ALPHA FUND
SCHRODER NORTH AMERICAN EQUITY FUND
SCHRODER U.S. OPPORTUNITIES FUND
SCHRODER U.S. LARGE CAP EQUITY FUND

TAXABLE FIXED INCOME FUNDS
SCHRODER ENHANCED INCOME FUND
SCHRODER U.S. CORE FIXED INCOME FUND

TAX-EXEMPT FIXED INCOME FUNDS
SCHRODER MUNICIPAL BOND FUND
SCHRODER SHORT-TERM MUNICIPAL BOND FUND

Investor Shares

This Prospectus describes eight mutual funds offered by Schroder Capital Funds
(Delaware), Schroder Series Trust, and Schroder Global Series Trust (each, a
"Trust" and collectively, the "Trusts").

     SCHRODER INTERNATIONAL ALPHA FUND seeks long-term capital appreciation through investment in securities markets outside the United States.

     SCHRODER NORTH AMERICAN EQUITY FUND seeks capital growth by investing primarily in equity securities of companies in the United States.

     SCHRODER U.S. OPPORTUNITIES FUND seeks capital appreciation. The Fund invests in equity securities of companies in the United States with market capitalizations of $2.2 billion or less.

     SCHRODER U.S. LARGE CAP EQUITY FUND seeks growth of capital. The Fund invests principally in equity securities of companies in the United States with market capitalizations of $5 billion or more.

     SCHRODER ENHANCED INCOME FUND seeks high current income, consistent with the preservation of capital and reasonable liquidity. As a secondary objective, the Fund seeks a high rate of total return. The Fund invests in
     U.S. Government and agency securities, mortgage-backed and asset-backed securities, and other U.S. dollar-denominated investment grade income-producing obligations. The Fund's dollar weighted average portfolio duration will typically be from three to six months, although the adviser may extend the Fund's dollar weighted average portfolio duration to as long as 1.5 years.

     SCHRODER U.S. CORE FIXED INCOME FUND seeks a high level of total return.
     The Fund invests in U.S. Government and agency securities, mortgage-backed and asset-backed securities, and other investment grade fixed income investments. The Fund intends to maintain a dollar-weighted average portfolio duration of three to six years.

     SCHRODER MUNICIPAL BOND FUND seeks a high level of income exempt from regular federal income tax, consistent with the preservation of capital.
     The Fund invests primarily in investment grade municipal bonds that pay interest which is exempt from federal income tax. The Fund intends to maintain a dollar-weighted average

     portfolio maturity of five to ten years, although it may invest in securities of any maturity. The Fund may invest a portion of its assets in securities paying interest that is not exempt from federal income tax.

     SCHRODER SHORT-TERM MUNICIPAL BOND FUND seeks a high level of income exempt from regular federal income tax, consistent with the preservation of capital. The Fund invests primarily in investment grade short-term municipal bonds that pay interest which is exempt from federal income tax.
     The Fund intends to maintain a dollar-weighted average portfolio maturity of not more than three years, although it may invest in securities of any maturity. The Fund may invest a portion of its assets in securities paying interest that is not exempt from federal income tax.

This Prospectus explains what you should know about the Funds before you invest.
Please read it carefully. You can call the Schroder Mutual Funds at (800)
464-3108 to find out more about these Funds and other funds in the Schroder family of funds. From outside the United States, please call (617) 483-5000 and ask to speak with a representative of the Schroder Mutual Funds.

NEITHER THE U.S. SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES
COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS
PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A
CRIMINAL OFFENSE.

                        SCHRODER CAPITAL FUNDS (DELAWARE)

                              SCHRODER SERIES TRUST
                          SCHRODER GLOBAL SERIES TRUST

TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

SUMMARY INFORMATION

This summary identifies the investment objectives, principal investment strategies, and principal risks of Schroder International Alpha Fund, Schroder
North American Quantitative Equity Fund, Schroder U.S. Opportunities Fund,
Schroder U.S. Large Cap Equity Fund, Schroder Enhanced Income Fund, Schroder
U.S. Core Fixed Income Fund, Schroder Municipal Bond Fund and Schroder
Short-Term Municipal Bond Fund (each, a "Fund" and collectively, the "Funds").

The summary for each of the Funds includes a bar chart that shows the investment returns of that Fund's Investor Shares for each of its last ten full calendar years of operation (or for each of its full calendar years since the Fund commenced operations, if shorter). The table following each bar chart shows how the Fund's average annual returns for the last year, for the last five years, and for the last ten years or the life of the Fund (as applicable), compare to a broad-based securities market index. The bar chart and table provide some indication of the risks of investing in a Fund by comparing the Fund's performance to a broad measure of market performance.

SCHRODER INTERNATIONAL ALPHA FUND

o INVESTMENT OBJECTIVE. Long-term capital appreciation through investment in securities markets outside the United States.

o PRINCIPAL INVESTMENT STRATEGIES. The Schroder International Alpha Fund
(formerly, Schroder International Fund) normally invests at least 65% of its total assets in equity securities of companies domiciled outside of the United
States. The Fund will normally invest in securities of companies domiciled in at least three (and typically more) countries other than the United States. The
Fund invests in a variety of equity securities, including common and preferred stocks, securities convertible into common and preferred stocks, and warrants to purchase common and preferred stocks.

The Fund normally invests a substantial portion of its assets in countries included in the Morgan Stanley Capital International EAFE Index, which is a market weighted index of companies representative of the market structure of certain developed market countries in Europe, Australia, Asia, and the Far East.
The Fund expects typically to invest in forty to sixty companies at any one time.

The Fund invests in issuers that the Fund's sub-adviser believes offer the potential for capital growth. In identifying candidates for investment, the
Fund's sub-adviser may consider the issuer's likelihood of above average earnings growth, the securities' attractive relative valuation, the quality of the securities, and whether the issuer has any proprietary advantages. The Fund generally sells securities when the Fund's sub-adviser believes they are fully priced or when significantly more attractive investment candidates become available. The Fund may invest in companies of any market capitalization.

The Fund also may do the following:

     o    Invest in securities of issuers domiciled or doing business in
          "emerging market" countries.

     o    Invest in securities of closed-end investment companies that invest primarily in foreign securities.

o PRINCIPAL RISKS.

     o    It is possible to lose money on an investment in the Fund.

     o FOREIGN INVESTMENT RISK. Adverse political, regulatory, market, or economic developments in foreign countries can affect issuers located in those countries. Investments in foreign countries may also be subject to foreign withholding taxes.

     o FOREIGN CURRENCY RISK. Investments in foreign securities are normally denominated and traded in foreign currencies. The value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies.

     o EMERGING MARKETS SECURITIES RISK. The Fund may invest in "emerging market" countries whose securities markets may experience heightened levels of volatility. The risks of investing in emerging markets include greater political and economic uncertainties than in foreign developed markets, currency transfer restrictions, a more limited number of potential buyers, and an emerging market country's dependence on revenue from particular commodities or international aid. Additionally, the securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Emerging market countries may experience extremely high levels of inflation, which may adversely affect those countries' economies, currencies, and securities markets. Also, emerging market issuers are often smaller and less well-known than larger, more widely held companies, and involve certain special risks associated with smaller capitalization companies.

     o EQUITY SECURITIES RISK. Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stocks and warrants to purchase common or preferred stocks. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take priority over holders of preferred stock, whose claims take priority over the claims of those who own common stock. The Fund may invest in preferred stocks that are convertible into common stocks, and so subject to the risks of investments in both preferred and common stocks. The Fund may invest in warrants to purchase equity securities. The price, performance and liquidity of such warrants are typically linked to the underlying stock, less transaction costs. In addition to the market risk related to the underlying holdings, the Fund bears additional counterparty risk with respect to the issuing broker. Moreover, there is currently no active trading market for equity-linked warrants.

     o EQUITY MARKETS RISK. A risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by the Fund's sub-adviser, due to factors that adversely affect markets generally or particular companies in the portfolio. The values of equity securities fluctuate in response to issuer, political, market, and economic developments. Equity prices can fluctuate dramatically over short time periods in response to these developments.
     Different parts of the market and different types of equity securities can react differently to these developments. For example, large capitalization stocks can react differently from small capitalization stocks, and "growth"
     stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

     o DERIVATIVES RISK. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close-out a derivative transaction at a favorable time or price.

     o GEOGRAPHIC DIVERSIFICATION RISK. There is no limit on the amount of the
     Fund's assets that may be invested in securities of issuers domiciled in any one country, although the Fund will normally invest in at least three
     (and typically more) countries other than the United States. To the extent that the Fund invests a substantial amount of its assets in one country, it will be more susceptible to the political and economic developments and market fluctuations in that country than if it invested in a more geographically diversified portfolio.

     o ISSUER CONCENTRATION RISK. The Fund may invest in a smaller number of companies than comprise the portfolios of other similar mutual funds. The
     Fund expects typically to invest in forty to sixty companies at any time.
     When the Fund invests in a relatively small

                                        2

     number of issuers, changes in the value of one or more portfolio securities may have a greater effect on the Fund than if the Fund invested more broadly.

     o INVESTMENTS IN OTHER INVESTMENT COMPANIES RISK. The Fund may invest in shares of closed-end investment companies (including single country funds)
     and exchange traded funds ("ETFs"). Investing in another investment company exposes a Fund to all the risks of that investment company, and, in general, subjects it to a pro rata portion of the other investment company's fees and expenses.

     o LIQUIDITY RISK. The Fund may find it difficult to sell or to close out certain investments at favorable prices or times. Illiquid securities may be highly volatile and difficult to value.

     o MANAGEMENT RISK. Because the Fund is actively managed, its investment return depends on the ability of its sub-adviser to manage its portfolio successfully. The Fund's sub-adviser and the investment team will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Performance Information.

[GRAPHIC OMITTED]

9.93%  3.34%  13.52%  30.99%  -2.29%  -25.81%  -19.76%  32.93%  15.24%  18.32%
1996   1997    1998    1999    2000     2001     2002    2003    2004    2005

During the periods shown above, the highest quarterly return was 21.57% for the quarter ended December 31, 1999, and the lowest was -22.38% for the quarter ended September 30, 2002.

AVERAGE ANNUAL TOTAL RETURNS+
(FOR THE PERIOD ENDED DECEMBER 31, 2005)    One Year   Five Years   Ten Years
-----------------------------------------   --------   ----------   ---------
Return Before Taxes                          18.32%       1.53%        5.94%
Return After Taxes on Distributions (1)      17.96%       0.46%        2.87%
Return After Taxes on Distributions and
   Sale of Fund Shares (1)                   12.30%       0.69%        3.68%
Morgan Stanley Capital International EAFE
   Index (2) (reflects no deduction for
   fees, expenses or taxes)                  13.54%       4.55%        5.84%

(1) After tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the Fund through tax-deferred arrangements, such as 401(k)
plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2) The Morgan Stanley Capital International EAFE Index is a market weighted index composed of companies representative of the market structure of certain developed market countries in Europe, Australia, Asia, and the Far East, and reflects dividends net of non-recoverable withholding tax.

                                        3

+ The current portfolio management team primarily responsible for making investment decisions for the Fund assumed this responsibility effective March
2005. The performance results shown in the bar chart and table above for periods prior to such date were achieved by the Fund under different lead portfolio managers.

PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF
FUTURE PERFORMANCE. It is possible to lose money on an investment in a Fund.

SCHRODER NORTH AMERICAN EQUITY FUND

o INVESTMENT OBJECTIVE. The Fund seeks long-term capital growth.

o PRINCIPAL INVESTMENT STRATEGIES. The Fund invests principally in equity securities of companies in the United States. The Fund may invest in a variety of equity securities including common and preferred stocks, convertible preferred stocks and warrants to purchase common and preferred stocks.

The Fund's sub-adviser is responsible for day-to-day portfolio management. It uses a proprietary quantitative investment analysis that evaluates market and economic sectors, companies, and stocks on the basis of long-term historical data. The Fund's sub-adviser uses that analysis to construct a highly diversified portfolio of stocks. In addition, the Fund's sub-adviser attempts to identify anticipated short-term deviations from longer-term historical trends and cycles, and may adjust the Fund's portfolio to take advantage of those deviations.

The Fund's investment portfolio, including the number of companies represented in the portfolio and the sector weightings of the portfolio, will change as the
Fund's sub-adviser's evaluation of economic and market factors, as well as factors affecting individual companies, changes.

The Fund will invest in a well diversified portfolio of companies of any size that its sub-adviser judges to be attractive compared to the overall market. The
Fund's portfolio may include large, well known companies, as well as smaller, less closely followed companies. The Fund generally sells securities when the
Fund's sub-adviser believes they are fully priced or when significantly more attractive investment candidates become available.

The Fund may employ a variety of strategies using derivatives, such as futures contracts and options, in order to gain exposure to particular securities or markets, in connection with hedging transactions, or otherwise to increase total return. The Fund may also invest in closed-end investment companies and in exchange-traded mutual funds (open-end investment companies whose shares may be bought or sold by investors in transactions on major stock exchanges).

The Fund normally invests at least 80% of its net assets (including the amount, if any, of borrowings by the Fund for investment purposes) in companies organized or with their principal places of business in North America. (If the
Fund uses derivatives transactions to gain exposure to North American equity markets, it will consider the amount of that exposure to be an investment in
North American companies for this purpose.)

o PRINCIPAL RISKS.

     o    It is possible to lose money on an investment in the Fund.

     o EQUITY SECURITIES RISK. Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stocks and warrants to purchase common or preferred stocks. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take priority over holders of preferred stock, whose claims take priority over the claims of those who own common stock. The Fund may invest in preferred stocks

                                        4

     that are convertible into common stocks, and so subject to the risks of investments in both preferred and common stocks. The Fund may invest in warrants to purchase equity securities. The price, performance and liquidity of such warrants are typically linked to the underlying stock, less transaction costs. In addition to the market risk related to the underlying holdings, the Fund bears additional counterparty risks with respect to the issuing broker. Moreover, there is currently no active trading market for equity- linked warrants.

     o EQUITY MARKETS RISK. A risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by the Fund's sub-adviser, due to factors that adversely affect North American equities markets generally or particular companies in the portfolio. The values of equity securities fluctuate in response to issuer, political, market, and economic developments. Equity prices can fluctuate dramatically over short time periods in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large capitalization stocks can react differently from small capitalization stocks, and "growth" stocks can react differently from "value" stocks.
     Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

     o MANAGEMENT RISK. Because the Fund is actively managed, its investment return depends on the ability of its sub-adviser to manage its portfolio successfully. There can be no assurance that the sub-adviser's use of the quantitative analysis described above will produce a portfolio that will achieve long-term capital growth or that the Fund's sub-adviser will interpret or implement the results of any quantitative analysis in a manner that will result in long-term capital growth. In addition, to the extent that the sub-adviser adjusts the Fund's portfolio to take advantage of short-term deviations from longer-term historical trends and cycles, there can be no assurance that such deviations will in fact occur or that the
     Fund's portfolio will be positioned optimally to take advantage of them.

     o SMALL COMPANIES RISK. Small companies tend to be more vulnerable to adverse developments than larger companies. They may have limited product lines, markets, or financial resources, or may depend on a limited management group. They may be recently organized, without proven records of success. Their securities may trade infrequently and in limited volumes. As a result, the prices of their securities may fluctuate more than prices of securities of larger, more widely traded companies, and the Fund may experience difficulty in establishing or closing out positions in these securities at prevailing market prices. Also, there may be less publicly available information about small companies or less market interest in their securities compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers'
     earnings potential or assets.

     o GEOGRAPHIC CONCENTRATION RISK. Because the Fund invests principally in equity securities of North American companies, its performance may at times be worse than the performance of other mutual funds that invest more broadly.

     o FOREIGN INVESTMENTS RISK. Investments in non-U.S. securities may entail risks not present in domestic investments including, among others, risks related to adverse political or economic developments and unfavorable taxation. Investments in countries other than the United States may also be subject to foreign withholding taxes.

     o FOREIGN CURRENCY RISK. Investments in foreign securities are normally denominated and traded in foreign currencies. The value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies.

     o LIQUIDITY RISK. The Fund may find it difficult to sell or to close out certain investments at favorable prices or times. Illiquid securities may be highly volatile and difficult to value.

     o DERIVATIVES RISK. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close-out a derivative transaction at a favorable time or price.

     o INVESTMENTS IN OTHER INVESTMENT COMPANIES RISK. The Fund may invest in shares of closed-end investment companies (including single country funds)
     and exchange traded funds ("ETFs"). Investing in another investment company exposes a Fund to all the risks of that investment company, and, in general, subjects it to a pro rata portion of the other investment company's fees and expenses.

                                        5

Performance Information.

[GRAPHIC OMITTED]

11.61%  7.01%
 2004   2005

During the periods shown above, the highest quarterly return was 9.30% for the quarter ended December 31, 2004, and the lowest was -1.40% for the quarter ended
March 31, 2005.

AVERAGE ANNUAL TOTAL RETURNS                                 Life of Fund
(FOR THE PERIOD ENDED DECEMBER 31, 2005)   One Year   (Since September 17, 2003)
----------------------------------------   --------   --------------------------
Return Before Taxes                          7.01%              12.43%
Return After Taxes on Distributions (1)      5.36%              10.59%
Return After Taxes on Distributions and
   Sale of Fund Shares (1)                   5.49%               9.79%
FTSE North American Index (2) (reflects
   no deduction for fees, expenses or
   taxes)                                    7.45%              12.48%
S&P 500 Index (3)                            4.91%              10.90%

(1)  After tax returns are estimated using the highest historical individual federal margin income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)  The FTSE North American Index is a market capitalization value weighted composite index of over 700 U.S. and Canadian companies and reflects the reinvestment of dividends.

(3)  The S&P 500 Index is a market capitalization value weighted composite index of 500 large capitalization U.S. companies and reflects the reinvestment of dividends.

PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF
FUTURE PERFORMANCE. It is possible to lose money on an investment in a Fund.

SCHRODER U.S. OPPORTUNITIES FUND

o INVESTMENT OBJECTIVE. To seek capital appreciation.

o PRINCIPAL INVESTMENT STRATEGIES. In selecting investments for the Fund, the
Fund's adviser seeks to identify securities of companies that it believes offer the potential for capital appreciation, based on novel, superior or niche products or services, operating characteristics, quality of management, an entrepreneurial management team, their having gone public in recent years, opportunities provided by mergers, divestitures or new management, or other factors.

Under current market conditions, the Fund expects to invest primarily in equity securities of companies in the United States that have market capitalizations of
$2.2 billion or less measured at the time of investment, including equity securities of companies with market capitalizations of $500 million or less
(sometimes referred to as "micro-cap" companies). However, the Fund may invest any portion of its

                                        6

assets in equity securities of larger companies. The Fund may also invest in securities of companies outside the United States, although the Fund will normally invest at least 80% of its net assets in securities of companies the
Fund's adviser considers to be located in the United States. The Fund will consider an issuer located in the United States if it is organized under the laws of the United States or any state of the United States, or is domiciled or has its principal place of business located in the United States, or if the
Fund's adviser determines that the issuer has more than 50% of its assets in or derives more than 50% of its revenues from the United States. The Fund generally sells securities when the Fund's adviser believes they are fully priced or when more attractive investment candidates become available.

The Fund may use options for hedging purposes, or to gain exposure to securities or market sectors as a substitute for cash investments (not for leverage) or pending the sale of securities by the Fund and reinvestment of the proceeds. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, described in this Prospectus and in the
Statement of Additional Information.

o PRINCIPAL RISKS.

     o    It is possible to lose money on an investment in the Fund.

     o SMALL COMPANIES RISK. Small companies tend to be more vulnerable to adverse developments than larger companies. The Fund may invest in micro-cap companies, which tend to be particularly sensitive to the risks associated with small companies. Small companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volumes. As a result, the prices of these securities may fluctuate more than the prices of securities of larger, more widely traded companies.
     Also, there may be less publicly available information about small companies or less market interest in their securities as compared to larger companies, and it may take longer for the price of the securities to reflect the full value of their issuers' earnings potential or assets.

     o EQUITY SECURITIES RISK. Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stocks. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take priority over holders of preferred stock, whose claims take priority over the claims of those who own common stock. The Fund may invest in preferred stocks that are convertible into common stocks, and so subject to risks of investments in both preferred and common stocks.

     o EQUITY MARKETS RISK. The values of equity securities fluctuate in response to issuer, political, market, and economic developments. Equity prices can fluctuate dramatically over short time periods in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large capitalization stocks can react differently from small capitalization stocks, and "growth" stocks can react differently from "value" stocks.
     Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

     o INITIAL PUBLIC OFFERINGS (IPOS) RISK. The Fund may purchase securities of companies in initial public offerings of their securities, either in the initial offering itself or shortly after the initial offering. Such investments are subject generally to the risks described above under "Small
     Companies Risk." Such securities have no trading history, and information about such companies may be available for very limited periods. Under certain market conditions, very few companies, if any, may determine to make initial public offerings of their securities. At any particular time or from time to time the Fund may not be able to invest in securities issued in IPOs or invest to the extent desired. The investment performance of the Fund during periods when it is unable to invest significantly or at all in initial public offerings may be lower than during periods when the
     Fund is able to do so. The prices of securities sold in initial public offerings can be highly volatile.

                                        7

     o PRIVATE PLACEMENTS AND RESTRICTED SECURITIES RISK. The Fund may invest in securities that are purchased in private placements. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when the Fund's adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund's net asset value.

     o ISSUER CONCENTRATION RISK. The Fund may invest in a smaller number of companies than comprise the portfolios of other similar mutual funds. When the Fund invests in a relatively small number of issuers, changes in the value of one or more portfolio securities may have a greater effect on the
     Fund than if the Fund invested more broadly.

     o GEOGRAPHIC CONCENTRATION RISK. Because the Fund invests principally in equity securities of U.S. companies, its performance may at times be worse than the performance of other mutual funds that invest more broadly.

     o LIQUIDITY RISK. The Fund may find it difficult to sell or to close out certain investments at favorable prices or times. Illiquid securities may be highly volatile and difficult to value.

     o MANAGEMENT RISK. Because the Fund is actively managed, its investment return depends on the ability of its adviser to manage its portfolio successfully. The Fund's adviser and the portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

     o OVER-THE-COUNTER RISK. Securities traded in over-the-counter markets may trade in smaller volumes, and their prices may be more volatile, than securities principally traded on securities exchanges. Such securities may be less liquid than more widely traded securities. In addition, the prices of such securities may include an undisclosed dealer markup, which the Fund pays as part of the purchase price.

     o DERIVATIVES RISK. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close-out a derivative transaction at a favorable time or price.

Performance Information.

22.29%  26.86%  -9.23%  13.10%  31.22%  11.56%  -18.87%  37.14%  25.29%  6.42%
 1996    1997    1998    1999    2000    2001     2002    2003    2004   2005

During the periods shown above, the highest quarterly return was 18.60% for the quarter ended June 30, 1997, and the lowest was -23.27% for the quarter ended
September 30, 1998.

AVERAGE ANNUAL TOTAL RETURNS+
(FOR THE PERIOD ENDED DECEMBER 31, 2005)    One Year   Five Years   Ten Years
-----------------------------------------   --------   ----------   ---------
Return Before Taxes                           6.42%      10.60%       13.21%
Return After Taxes on Distributions (1)       5.85%       9.49%       10.46%

                                        8

Return  After Taxes on Distributions and
   Sale of Fund Shares (1)                    4.96%       8.80%       10.02%
Russell 2000 Index (2) (reflects no
   deduction for fees, expenses or taxes)     4.55%       8.22%        9.26%

(1) After tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the Fund through tax-deferred arrangements, such as 401(k)
plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2) The Russell 2000 Index is a market capitalization weighted broad based index of 2000 small capitalization U.S. companies.

+ The current portfolio manager primarily responsible for making investment decisions for the Fund assumed this responsibility effective January 1, 2003.
The performance results shown in the bar chart and table above for periods prior to January 1, 2003 were achieved by the Fund under a different portfolio manager.

PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF
FUTURE PERFORMANCE. It is possible to lose money on an investment in a Fund.

SCHRODER U.S. LARGE CAP EQUITY FUND

o INVESTMENT OBJECTIVE. To seek growth of capital.

o PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 80% of its net assets in equity securities of large capitalization companies in the United
States. Currently, the Fund's adviser considers large capitalization companies to be companies with market capitalizations of more than $5 billion measured at the time of investment. The Fund may invest the remainder of its assets in other categories of equity securities, including equity securities of companies with small or medium market capitalizations, which tend to be more vulnerable to adverse developments than larger companies. The Fund invests in a variety of equity securities including common and preferred stocks and warrants to purchase common and preferred stocks.

The Fund may invest in companies that the Fund's adviser believes offer the potential for capital growth. For example, the Fund may invest in companies whose earnings are believed to be in a relatively strong growth trend, companies with a proprietary advantage, or companies that are in industry segments that are experiencing rapid growth. The Fund also may invest in companies in which significant further growth is not anticipated but whose market value per share is thought to be undervalued. The Fund may invest in relatively less well-known companies that meet any of these characteristics or other characteristics identified by the Fund's adviser. The Fund generally sells securities when the
Fund's adviser believes they are fully priced or when more attractive investment candidates become available.

o PRINCIPAL RISKS.

     o    It is possible to lose money on an investment in the Fund.

     o EQUITY SECURITIES RISK. Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stocks and warrants to purchase common or preferred stocks. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take priority over holders of preferred stock, whose claims

                                        9

     take priority over the claims of those who own common stock. The Fund may invest in preferred stocks that are convertible into common stocks, and so subject to risks of both investments in preferred and common stocks. The
     Fund may invest in warrants to purchase equity securities. The price, performance and liquidity of such warrants are typically linked to the underlying stock, less transaction costs. In addition to the market risk related to the underlying holdings, the Fund bears additional counterparty risk with respect to the issuing broker. Moreover, there is currently no active trading market for equity-linked warrants.

     o EQUITY MARKETS RISK. A risk of investing in the Fund include the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by the Fund's adviser, due to factors that adversely affect U.S. equities markets generally or particular companies in the portfolio. The values of equity securities fluctuate in response to issuer, political, market, and economic developments. Equity prices can fluctuate dramatically over short time periods in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large capitalization stocks can react differently from small capitalization stocks, and "growth" stocks can react differently from "value" stocks.
     Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

     o GEOGRAPHIC CONCENTRATION RISK. Because the Fund invests principally in equity securities of U.S. companies, its performance may at times be worse than the performance of other mutual funds that invest more broadly.

     o DERIVATIVES RISK. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close-out a derivative transaction at a favorable time or price.

     o ISSUER CONCENTRATION RISK. The Fund may invest in a smaller number of companies than comprise the portfolios of other similar mutual funds. When the Fund invests in a relatively small number of issuers, changes in the value of one or more portfolio securities may have a greater effect on the
     Fund than if the Fund invested more broadly.

     o LIQUIDITY RISK. The Fund may find it difficult to sell or to close out certain investments at favorable prices or times. Illiquid securities may be highly volatile and difficult to value.

     o MANAGEMENT RISK. Because the Fund is actively managed, its investment return depends on the ability of its adviser to manage its portfolio successfully. The Fund's adviser and the investment team will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Performance Information.

21.48%  23.33%  21.94%  30.91%  -5.84%  -16.45%  -28.31%  34.06%  8.88%  4.23%
 1996    1997    1998    1999    2000    2001     2002     2003   2004   2005

During the periods shown above, the highest quarterly return was 26.48% for the quarter ended December 31, 1998, and the lowest was - 21.02% for the quarter ended September 30, 2002.

                                       10

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIOD ENDED DECEMBER 31, 2005)   One Year   Five Years   Ten Years
----------------------------------------   --------   ----------   ---------
Return Before Taxes                          4.23%      -1.84%       7.45%
Return After Taxes on Distributions (1)      4.23%      -1.87%       3.99%
Return After Taxes on Distributions and
   Sale of Fund Shares (1)                   2.75%      -1.57%       4.62%
S&P 500 Index (2) (reflects no deduction
   for fees, expenses or taxes)              4.91%       0.54%       9.07%

(1) After tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the Fund through tax-deferred arrangements, such as 401(k)
plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2) The S&P 500 Index is a market value weighted composite index of 500 large capitalization U.S. companies and reflects the reinvestment of dividends.

PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF
FUTURE PERFORMANCE. It is possible to lose money on an investment in a Fund.

SCHRODER ENHANCED INCOME FUND

o INVESTMENT OBJECTIVES. Principally, to seek high current income, consistent with the preservation of capital and reasonable liquidity; secondarily, to seek a high rate of total return.

o PRINCIPAL INVESTMENT STRATEGIES. The Fund invests in a diversified portfolio of U.S. dollar-denominated income-producing obligations.

The Fund will normally invest at least 80% of its net assets in income-producing obligations, which may include, for example:

          o    securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

          o    debt securities of domestic or foreign corporations;

          o    mortgage-backed and other asset-backed securities;

          o    obligations of non-U.S. governments or their subdivisions, agencies, and government-sponsored enterprises;

          o    obligations of international agencies or supranational entities;

          o    commercial paper and master demand notes;

          o    preferred securities; and

          o    short-term investments, such as repurchase agreements, money market securities, bank certificates of deposit, fixed time deposits, and bankers' acceptances.

The Fund's adviser currently expects that a substantial portion of the Fund's assets will be invested in mortgage-backed and other asset-backed securities.

Foreign securities in which the Fund invests will be denominated in the U.S.
dollar.

The Fund's dollar weighted average portfolio duration will typically be from three to six months, although the adviser may extend the Fund's dollar weighted average portfolio duration to as long as 1.5 years, in response to economic, market, or other conditions. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of the security's price to changes in interest rates. Unlike the maturity of a fixed income security, which measures only the time until final payment is due,

                                       11

duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.

The Fund is not a money market fund and is not subject to the portfolio quality, maturity, and other requirements applicable to money market funds.

The Fund's investment adviser will trade the Fund's portfolio securities actively. The adviser may sell certain investments it believes are fully priced and purchase securities it believes may be undervalued, or it may trade securities to take advantage of what it believes to be temporary disparities in normal yield relationships between securities. The Fund's adviser uses quantitative analysis to understand the structures and risks of fixed income securities available for investment, and to identify market sectors offering favorable investment opportunities.

The Fund may enter into interest rate futures and options, interest rate swap agreements, and credit default swaps. (A derivative instrument will be considered to be an income-producing obligation if it is itself an income-producing obligation or, in the adviser's judgment, it may provide an investment return comparable to the return that might be provided by an income-producing obligation.) The Fund may use these "derivatives" for hedging purposes. The Fund may also use derivatives to gain exposure to securities or market sectors as a substitute for cash investments (not for leverage) or pending the sale of securities by the Fund and reinvestment of the proceeds. For example, the Fund may enter into a so-called credit default swap with respect to one or more fixed income securities to take advantage of increases or decreases in the values of those securities without actually purchasing or selling the securities. The Fund may also seek to obtain market exposure to the securities in which it may invest by entering into forward contracts or similar arrangements to purchase those securities in the future. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, described in this Prospectus and in the Fund's Statement of Additional Information.

The Fund will normally maintain a dollar weighted average rating of the securities owned by the Fund of at least Aa2 (or the equivalent), considering unrated securities backed by the full faith and credit of the U.S. Government to be rated AAA, by following the guidelines listed below:

          o    The Fund will normally invest only in securities issued or guaranteed by the U.S. Government or its agencies or
               instrumentalities and in securities of "investment grade," which means either that a nationally recognized statistical rating organization (for example, Moody's Investor Service, Inc.,
               Standard & Poor's Rating Service, or Fitch Investors Service,
               Inc.) has rated the securities Baa3 or BBB- (or the equivalent)
               or better, or the adviser has determined the securities to be of comparable quality.

          o    The Fund will normally invest more than 50% of its total assets in securities which a nationally recognized statistical rating organization has rated Aaa or AAA (or the equivalent).

          o    The Fund will normally invest no more than 25% of its total assets in securities that are rated below Aa3 (or the equivalent)
               by a nationally recognized statistical rating organization.

          o    The Fund will normally invest no more than 10% of its total assets in securities that are rated below A3 (or the equivalent)
               by a nationally recognized statistical rating organization.

          o    The Fund expects not to invest in money market securities that have a short-term rating lower than A2 (or the equivalent) by a nationally recognized statistical rating organization.

In the event that different nationally recognized statistical rating organizations have given different ratings to securities owned by the Fund, the higher rating will be used for purposes of determining whether the

                                       12

Fund has complied with these limitations. If a security is not rated by a nationally recognized statistical rating organization but the Fund's adviser believes that it is of comparable quality to a security that is so rated, that security will be considered to have been rated at that level.

o PRINCIPAL RISKS.

     o    It is possible to lose money on an investment in the Fund.

     o INTEREST RATE RISK. Interest rate increases can cause the price of a debt security to decrease. In addition, if a security is prepaid in a period of falling interest rates, the Fund may have to reinvest the proceeds in lower-yielding investments. Interest rate risk is generally greater in the case of securities with longer durations and in the case of portfolios of securities with longer average durations.

     o CREDIT RISK. The ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal on the security will affect the value of the security.

     o INFLATION/DEFLATION RISK. Inflation risk is the risk that the value of the Fund's investments may decline as inflation reduces the value of money.
     Deflation risk is the risk that prices throughout the economy may decline over time, which may have an adverse effect on the creditworthiness of issuers in whose securities the Fund invests.

     o MORTGAGE AND ASSET-BACKED SECURITIES RISK. Mortgage-backed and asset-backed investments tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed investments in lower-yielding investments.

     o U.S. GOVERNMENT SECURITIES RISK. Securities issued or guaranteed by certain agencies and instrumentalities of the U.S. Government are not supported by the full faith and credit of the United States. For example, mortgage-backed bonds issued by Fannie Mae or Freddie Mac are backed only by the credit of those issuers.

     o FOREIGN INVESTMENT RISK. Adverse political, regulatory, market, or economic developments in foreign countries can affect issuers located in those countries. Investments in foreign countries may also be subject to foreign withholding taxes.

     o DERIVATIVES RISK. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close-out a derivative transaction at a favorable time or price.

     o FREQUENT TRADING / PORTFOLIO TURNOVER RISK. Frequent trading of the
     Fund's portfolio securities will result in relatively high transaction costs and may result in taxable capital gains. The Fund's adviser currently expects that the portfolio turnover rate for the Fund's current fiscal year will be approximately 400%.

     o MANAGEMENT RISK. Because the Fund is actively managed, its investment return depends on the ability of its adviser to manage its portfolio successfully. The Fund's adviser and the investment

                                       13

     team will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Performance Information.

[GRAPHIC OMITTED]

2.92%
2005

During the period shown above, the highest quarterly return was 0.95% for the quarter ended June 30, 2005, and the lowest was 0.47% for the quarter ended
March 31, 2005.

AVERAGE ANNUAL TOTAL RETURNS                         One Year
(FOR THE PERIOD ENDED DECEMBER 31, 2005)          (Life of Fund)
-----------------------------------------------   --------------
Return Before Taxes                                    2.92%
Return After Taxes on Distributions (1)                1.75%
Return After Taxes on Distributions and Sale of
   Fund Shares (1)                                     1.89%
LIBOR 3 Month USD Fixed Index (2) (reflects no
   deduction for fees, expenses or taxes)              3.64%

(1)  After tax returns are estimated using the highest historical individual federal margin income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)  The LIBOR 3 Month USD Fixed Index is a broad-based basket of U.S. debt securities.

PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF
FUTURE PERFORMANCE. It is possible to lose money on an investment in a Fund.

SCHRODER U.S. CORE FIXED INCOME FUND

o INVESTMENT OBJECTIVE. To seek a high level of total return.

o PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 80% of its net assets in fixed income obligations of issuers located in the United States, which may include, for example:

                                       14

     o    securities that pay interest that is exempt from federal income tax
          (but which may be subject to federal alternative minimum tax);

     o    securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

     o    debt securities of domestic or foreign corporations;

     o    mortgage-backed and other asset-backed securities;

     o    taxable and tax-exempt municipal bonds;

     o    obligations of international agencies or supranational entities;

     o    debt securities convertible into equity securities;

     o    inflation-indexed bonds;

     o    structured notes, including hybrid or "indexed" securities, event-linked bonds, and loan participations;

     o    delayed funding loans and revolving credit facilities; and

     o    short-term investments, such as repurchase agreements, bank certificates of deposit, fixed time deposits, and bankers'
          acceptances.

The Fund will consider an issuer located in the United States if it is organized under the laws of the United States or any state of the United States, or is domiciled or has its principal place of business located in the United States, or if the Fund's adviser determines that the issuer has more than 50% of its assets in, or derives more than 50% of its revenues from, the United States. The
Fund may invest up to 20% of its net assets in obligations of issuers (including governmental issuers) that are not located in the United States.

The Fund's adviser currently expects that a substantial portion of the Fund's assets will be invested in mortgage-backed and asset-backed securities.

The Fund will normally invest only in securities issued or guaranteed by the
U.S. Government or its agencies or instrumentalities and in securities of
"investment grade" at the time of purchase, which means either that a nationally recognized statistical rating organization (for example, Moody's Investor
Service, Inc., Standard & Poor's Rating Service, or Fitch Investors Service,
Inc.) has rated the securities Baa3 or BBB- (or the equivalent) or better, or the adviser has determined the securities to be of comparable quality.

If more than one nationally recognized statistical rating organization has rated a security, the adviser will consider the highest rating for the purposes of determining whether the security is "investment grade."

Fixed income securities in which the Fund invests may include securities that pay interest at fixed rates or at floating or variable rates; payments of principal or interest may be made at fixed intervals or only at maturity or upon the occurrence of stated events or contingencies.

The Fund may enter into interest rate futures and options, interest rate swap agreements and credit default swaps. (A derivative instrument will be considered to be a fixed income security if it is itself a fixed income security or, in the adviser's judgment, it may provide an investment return comparable to the return that might be provided by a fixed income security.) The Fund may use these
"derivatives" strategies for hedging purposes. The Fund may also use derivatives to gain exposure to securities or market sectors as a substitute for cash investments (not for leverage) or pending the sale of securities by the Fund and reinvestment of the proceeds. For example, the Fund may enter into a so-called credit default swap with respect to one or more fixed income securities to take advantage of increases or decreases in the values of those securities without actually purchasing or selling the securities. The Fund may also seek to obtain market exposure to the securities in which it may invest by entering into forward contracts or similar arrangements to purchase those securities in the future. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, described in this
Prospectus and in the Fund's Statement of Additional Information.

The Fund intends to maintain a dollar weighted average portfolio duration of three to six years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of the

                                       15

security's price to changes in interest rates. Unlike the maturity of a fixed income security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.

In managing the Fund, the Fund's adviser generally relies on detailed proprietary research. The adviser focuses on the sectors and securities it believes are undervalued relative to the market.

The Fund's adviser will trade the Fund's portfolio securities actively. In selecting individual securities for investment, the Fund's adviser typically:

     o    uses in-depth fundamental research to identify sectors and securities for investment by the Fund and to analyze risk;

     o    exploits inefficiencies in the valuation of risk and reward;

     o    looks to capitalize on rapidly shifting market risks and dynamics caused by economic and technical factors; and

     o    considers the liquidity of securities and the portfolio overall as an important factor in portfolio construction.

o PRINCIPAL RISKS.

     o    It is possible to lose money on an investment in the Fund.

     o INTEREST RATE RISK. Interest rate increases can cause the price of a debt security to decrease. In addition, if a security is prepaid in a period of falling interest rates, the Fund may have to reinvest the proceeds in lower-yielding investments. Interest rate risk is generally greater in the case of securities with longer durations and in the case of portfolios of securities with longer average durations.

     o CREDIT RISK. The ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal on the security will affect the value of the security.

     o INFLATION/DEFLATION RISK. Inflation risk is the risk that the value of the Fund's investments may decline as inflation reduces the value of money.
     Deflation risk is the risk that prices throughout the economy may decline over time, which may have an adverse effect on the creditworthiness of issuers in whose securities the Fund invests.

     o MORTGAGE AND ASSET-BACKED SECURITIES RISK. Mortgage-backed and asset-backed investments tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed investments in lower-yielding investments.

     o U.S. GOVERNMENT SECURITIES RISK. Securities issued or guaranteed by certain agencies and instrumentalities of the U.S. Government are not supported by the full faith and credit of the United States. For example, mortgage-backed bonds issued by Fannie Mae or Freddie Mac are backed only by the credit of those issuers.

     o FOREIGN INVESTMENT RISK. Adverse political, regulatory, market, or economic developments in foreign countries can affect issuers located in those countries. Investments in foreign countries may also be subject to foreign withholding taxes.

     o FOREIGN CURRENCY RISK. Investments in foreign securities are normally denominated and traded in foreign currencies. The value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies.

                                       16

     o DERIVATIVES RISK. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close-out a derivative transaction at a favorable time or price.

     o FREQUENT TRADING / PORTFOLIO TURNOVER RISK. Frequent trading of the
     Fund's portfolio securities will result in relatively high transaction costs and may result in taxable capital gains. The Fund's adviser currently expects that the portfolio turnover rate for the Fund's current fiscal year will be approximately 400%.

     o MANAGEMENT RISK. Because the Fund is actively managed, its investment return depends on the ability of its adviser to manage its portfolio successfully. The Fund's adviser and the investment team will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Performance Information.

[GRAPHIC OMITTED]

3.08%
2005

During the period shown above, the highest quarterly return was 3.20% for the quarter ended June 30, 2005, and the lowest was -0.82% for the quarter ended
September 30, 2005.

AVERAGE ANNUAL TOTAL RETURNS                             One Year
(FOR THE PERIOD ENDED DECEMBER 31, 2005)              (Life of Fund)
---------------------------------------------------   --------------
Return Before Taxes                                        3.08%
Return After Taxes on Distributions (1)                    1.60%
Return  After  Taxes on  Distributions  and Sale of
   Fund Shares (1)                                         1.99%
Lehman US  Aggregate  Bond Index (2)  (reflects  no
   deduction for fees, expenses or taxes)                  2.43%

     (1)  After tax returns are estimated using the highest historical individual federal margin income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the
          Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

     (2)  The Lehman US Aggregate Bond Index is a widely used measure of short-term debt returns. It is not managed.

                                       17

PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF
FUTURE PERFORMANCE. It is possible to lose money on an investment in a Fund.

SCHRODER MUNICIPAL BOND FUND

o INVESTMENT OBJECTIVE. To seek a high level of current income exempt from federal income tax, consistent with the preservation of capital.

o PRINCIPAL INVESTMENT STRATEGIES. The Fund invests primarily in municipal bonds that:

     o    pay interest that is exempt from federal income tax (but which may be subject to federal alternative minimum tax);

     o    are investment grade in quality; and

     o    have intermediate to long-term effective maturities (three years or longer) (a bond's effective maturity is generally shorter than its stated maturity due to several factors, including, for example, prepayment patterns, call dates, and put features).

"Municipal bonds" are debt obligations of any maturity issued by a state, its political subdivisions (for example, counties, cities, towns, villages, districts, and authorities), and their agencies, instrumentalities, or other governmental units, the interest from which is, in the opinion of bond counsel, exempt from federal income tax.

The Fund's adviser considers a security "investment grade" if either a nationally recognized statistical rating organization (for example, Moody's
Investor Service, Inc., Standard & Poor's Rating Service, or Fitch Investors
Service, Inc.) has rated the securities Baa3 or BBB- (or the equivalent) or better, or the adviser has determined the securities to be of comparable quality. In the event that different nationally recognized statistical rating organizations have given different ratings to securities owned by the Fund, the higher rating will be used. The Fund's adviser expects that a significant portion of the securities in which the Fund invests will not be rated by a nationally recognized statistical rating organization, but the credit quality will be determined by the adviser.

The Fund intends to maintain a dollar weighted average effective portfolio maturity of five to ten years, although it may invest in securities of any maturity. Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds. As a matter of fundamental policy, under normal circumstances, the Fund invests at least 80% of its net assets in investments the income from which is exempt from federal income tax, but which may be subject to federal alternative minimum tax (AMT). The Fund may invest the remainder of its assets in taxable municipal bonds, securities issued by the
U.S. Treasury, or in taxable money market obligations. The Fund may purchase securities on a delayed delivery or when-issued basis.

Debt securities in which the Fund invests may include securities that pay interest at fixed rates or at floating or variable rates; payments of principal or interest may be made at fixed intervals or only at maturity or upon the occurrence of stated events or contingencies.

The Fund's adviser allocates the Fund's assets among different issuers, states, market sectors (for example, general obligation securities of specific states or securities financing specific projects), and maturities based on its view of their relative values.

The Fund may invest more than 25% of its assets in one or more sectors of the municipal bond market - that is, in a group of issuers that finance similar projects - including education, health care, housing, transportation, and utilities sectors or in obligations of issuers in any state. In managing the
Fund, the Fund's adviser generally relies on detailed proprietary research. The
Fund's adviser focuses on the securities and sectors it believes are undervalued relative to the market, rather than relying on interest rate forecasts.

In selecting individual securities for investment, the Fund's adviser typically:

                                       18

     o    assigns a relative value, based on creditworthiness, cash flow, liquidity, and price, to each bond;

     o    uses in-depth credit analysis to determine the issuer's ability to fulfill its obligations;

     o    compares each bond with a pre-refunded or escrowed to maturity municipal bond to develop a theoretical intrinsic value;

     o    looks to exploit any inefficiencies between intrinsic value and market trading price; and

     o    subordinates sector weightings to individual securities that may be undervalued.

The Fund's adviser may sell a security for the Fund if the security reaches the adviser's target price or if the adviser's credit outlook for the security has deteriorated. The Fund's adviser may also sell a security to facilitate the purchase of a security it believes is more attractive for the Fund. Because the
Fund's adviser devotes substantial independent research to the selection of the
Fund's investments, the Fund will likely hold a number of investments that are not generally held by other mutual funds.

o PRINCIPAL RISKS.

     o    It is possible to lose money on an investment in the Fund.

     o VOLATILITY OF THE MUNICIPAL BOND MARKET RISK. The municipal bond market is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal bonds.

     o INTEREST RATE RISK. Interest rate increases can cause the price of a debt security to decrease. In addition, if a security is prepaid in a period of falling interest rates, the Fund may have to reinvest the proceeds in lower-yielding investments. Interest rate risk is generally greater in the case of securities with longer maturities and in the case of portfolios of securities with longer average maturities.

     o CREDIT RISK. The ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal on the security will affect the value of the security.

     o INFLATION/DEFLATION RISK. Inflation risk is the risk that the value of the Fund's investments may decline as inflation decreases the value of money. Deflation risk is the risk that prices throughout the economy may decline over time, which may have an adverse effect on the creditworthiness of issuers in whose securities the Fund invests.

     o STATE AND ISSUE RISK. Investing in bonds issued by a state or by state agencies or political subdivisions in the same state may make the Fund more vulnerable to that state's economy and to issues affecting its municipal bond issuers. Geographic or sector concentration may cause the value of the
     Fund's shares to change more than the value of shares of funds that invest in a greater variety of investments. The Fund may also invest a substantial portion of its assets in a particular issue, and to that extent the Fund's investment performance and net asset value will be adversely affected by a decrease in the value of that issue more than if such Fund invested in a greater number of securities.

     o U.S. GOVERNMENT SECURITIES RISK. Securities issued or guaranteed by certain agencies and instrumentalities of the U.S. Government are not supported by the full faith and credit of the United States. For example, mortgage-backed bonds issued by Fannie Mae or Freddie Mac are backed only by the credit of those issuers.

                                       19

     o MANAGEMENT RISK. Because the Fund is an actively managed, its investment return depends on the ability of its adviser to manage its portfolio successfully. The adviser and the Fund's portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Performance Information.

[GRAPHIC OMITTED]

3.70%  3.07%
2004   2005

During the periods shown above, the highest quarterly return was 3.12% for the quarter ended September 30, 2004, and the lowest was -1.70% for the quarter ended June 30, 2004.

AVERAGE ANNUAL TOTAL RETURNS                                      Life of the Fund
(FOR THE PERIOD ENDED DECEMBER 31, 2005)           One Year   (Since December 31, 2003)
------------------------------------------------   --------   -------------------------

Return Before Taxes                                  3.07%              3.39%
Return After Taxes on Distributions (1)              2.83%              3.24%
Return After Taxes on Distributions and Sale of
   Fund Shares (1)                                   3.08%              3.23%
Lehman 5-Year Municipal Bond Index (2) (reflects
   no deduction for fees, expenses or taxes)         0.95%              1.82%

     (1)  After tax returns are estimated using the highest historical individual federal margin income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the
          Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

     (2)  The Lehman 5-Year Municipal Bond Index is a rules-based, market-value-weighted unmanaged index of debt obligations issued by municipalities with an approximate maturity of five years.

PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF
FUTURE PERFORMANCE. It is possible to lose money on an investment in a Fund.

SCHRODER SHORT-TERM MUNICIPAL BOND FUND

o    INVESTMENT OBJECTIVE. To seek a high level of income exempt from federal income tax, consistent with the preservation of capital.

o    PRINCIPAL INVESTMENT STRATEGIES. The Fund invests primarily in municipal bonds that:

          o    pay interest that is exempt from federal income tax (but which may be subject to federal alternative minimum tax);

          o    are investment grade in quality; and

                                       20

     o    have effective maturities of no more than three years (a bond's effective maturity is generally shorter than its stated maturity due to several factors, including, for example, prepayment patterns, call dates, and put features).

"Municipal bonds" are debt obligations of any maturity issued by a state, its political subdivisions (for example, counties, cities, towns, villages, districts, and authorities), and their agencies, instrumentalities, or other governmental units, the interest from which is, in the opinion of bond counsel, exempt from federal income tax.

The Fund's adviser considers a security "investment grade" if either a nationally recognized statistical rating organization (for example, Moody's
Investor Service, Inc., Standard & Poor's Rating Service, or Fitch Investors
Service, Inc.) has rated the securities Baa3 or BBB- (or the equivalent) or better, or the adviser has determined the securities to be of comparable quality. In the event that different nationally recognized statistical rating organizations have given different ratings to securities owned by the Fund, the higher rating will be used. The Fund's adviser expects that a significant portion of the securities in which the Fund invests will not be rated by a nationally recognized statistical rating organization, but the credit quality will be determined by the adviser.

The Fund intends to maintain a dollar weighted average effective portfolio maturity of not more than three years, although it may invest in securities of any maturity. Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds. As a matter of fundamental policy, under normal circumstances, the Fund invests at least 80% of its net assets in investments the income from which is exempt from federal income tax, but which may be subject to federal alternative minimum tax (AMT). The Fund may invest the remainder of its assets in taxable municipal bonds, securities issued by the
U.S. Treasury, or in taxable money market obligations. The Fund may purchase securities on a delayed delivery or when issued basis.

Debt securities in which the Fund invests may include securities that pay interest at fixed rates or at floating or variable rates; payments of principal or interest may be made at fixed intervals or only at maturity or upon the occurrence of stated events or contingencies.

The Fund's adviser allocates the Fund's assets among different issuers, states, market sectors (for example, general obligation securities of specific states or securities financing specific projects), and maturities based on its view of their relative values.

The Fund may invest more than 25% of its assets in one or more sectors of the municipal bond market - that is, in a group of issuers that finance similar projects - including education, health care, housing, transportation, and utilities sectors or in obligations of issuers in any state. In managing the
Fund, the Fund's adviser generally relies on detailed proprietary research. The
Fund's adviser focuses on the securities and sectors it believes are undervalued relative to the market, rather than relying on interest rate forecasts.

In selecting individual securities for investment, the Fund's adviser typically:

     o    assigns a relative value, based on creditworthiness, cash flow, liquidity, and price, to each bond;

     o    uses in-depth credit analysis to determine the issuer's ability to fulfill its obligations;

     o    compares each bond with a pre-refunded or escrowed to maturity municipal bond to develop a theoretical intrinsic value;

     o    looks to exploit any inefficiencies between intrinsic value and market trading price; and

     o    subordinates sector weightings to individual securities that may be undervalued.

The Fund's adviser may sell a security for the Fund if the security reaches the adviser's target price or if

                                       21

the adviser's credit outlook for the security has deteriorated. The Fund's adviser may also sell a security to facilitate the purchase of a security it believes is more attractive for the Fund. Because the Fund's adviser devotes substantial independent research to the selection of the Fund's investments, the
Fund will likely hold a number of investments that are not generally held by other mutual funds.

o    PRINCIPAL RISKS.

     o    It is possible to lose money on an investment in the Fund.

     o VOLATILITY OF THE MUNICIPAL BOND MARKET. The municipal bond market is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal bonds.

     o INTEREST RATE RISK. Interest rate increases can cause the price of a debt security to decrease. In addition, if a security is prepaid in a period of falling interest rates, the Fund may have to reinvest the proceeds in lower-yielding investments.

     o CREDIT RISK. The ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal on the security will affect the value of the security.

     o INFLATION/DEFLATION RISK. Inflation risk is the risk that the value of the Fund's investments may decline as inflation decreases the value of money. Deflation risk is the risk that prices throughout the economy may decline over time, which may have an adverse effect on the creditworthiness of issuers in whose securities the Fund invests.

     o STATE AND ISSUE RISK. Investing in bonds issued by a state or by state agencies or political subdivisions in the same state may make a Fund more vulnerable to that state's economy and to issues affecting its municipal bond issuers. Geographic or sector concentration may cause the value of the
     Fund's shares to change more than the value of shares of funds that invest in a greater variety of investments. The Fund may also invest a substantial portion of its assets in a particular issue, and to that extent the Fund's investment performance and net asset value will be adversely affected by a decrease in the value of such issue more than if such Fund invested in a greater number of securities.

     o U.S. GOVERNMENT SECURITIES RISK. Securities issued or guaranteed by certain agencies and instrumentalities of the U.S. Government are not supported by the full faith and credit of the United States. For example, mortgage-backed bonds issued by Fannie Mae or Freddie Mac are backed only by the credit of those issuers.

     o MANAGEMENT RISK. Because the Fund is actively managed, its investment return depends on the ability of its adviser to manage its portfolio successfully. The adviser and the Fund's portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Performance Information.

[GRAPHIC OMITTED]

1.79%   2.52%
2004    2005

                                       22

During the periods shown above, the highest quarterly return was 1.36% for the quarter ended September 30, 2004, and the lowest was -0.84% for the quarter ended June 30, 2004.

AVERAGE ANNUAL TOTAL RETURNS                               Life of the Fund
(FOR THE PERIOD ENDED DECEMBER 31, 2005)   One Year   (Since December 31, 2003)
----------------------------------------   --------   -------------------------
Return Before Taxes                          2.52%              2.15%
Return After Taxes on Distributions (1)      2.31%              2.02%
Return After Taxes on Distributions
   and Sale of Fund Shares (1)               2.52%              2.08%
Lehman 1-Year Municipal Bond Index (2)
   (reflects no deduction for fees,
   expenses or taxes)                        1.49%              1.28%

(1)  After tax returns are estimated using the highest historical individual federal margin income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)  The Lehman 1-Year Municipal Index is a rules-based, market-value-weighted index of debt obligations issued by municipalities with short term maturities.

PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF
FUTURE PERFORMANCE. It is possible to lose money on an investment in a Fund.

                                   ----------

     Changes in investment objective and policies. The policies described above requiring the Funds to invest at least 80% of their net assets in certain investments may be changed by the Trustees upon at least 60 days' prior written notice to shareholders. Except for any policy described in this prospectus or in the Statement of Additional Information as fundamental, the Funds' investment objectives and policies may be changed by the Trustees without a vote of the shareholders.

                                       23

FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD
INVESTOR SHARES OF THE FUNDS.

SHAREHOLDER FEES (paid directly from your investment):

MAXIMUM SALES LOAD IMPOSED ON PURCHASES              None
MAXIMUM DEFERRED SALES LOAD                          None
MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS   None
REDEMPTION FEE
   Schroder International Alpha Fund                 2.00%(1)
   Schroder North American Equity Fund               None
   Schroder U.S. Opportunities Fund                  2.00%(1)
   Schroder U.S. Large Cap Equity Fund               2.00%(1)
   Schroder Enhanced Income Fund                     None
   Schroder U.S. Core Fixed Income Fund              None
   Schroder Municipal Bond Fund                      None
   Schroder Short-Term Municipal Bond Fund           None
EXCHANGE FEE                                         None

(1) Shares of this Fund held for two months or less are subject to a redemption fee of 2.00%.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets):

                                                                                                 SCHRODER
                                               SCHRODER                    SCHRODER   SCHRODER   U.S. CORE             SCHRODER
                                 SCHRODER        NORTH      SCHRODER U.S. U.S. LARGE  ENHANCED    FIXED     SCHRODER  SHORT-TERM
                              INTERNATIONAL    AMERICAN     PPORTUNITIES  CAP EQUITY   INCOME     INCOME   MUNICIPAL   MUNICIPAL
                                ALPHA FUND    EQUITY FUND       FUND         FUND       FUND       FUND    BOND FUND   BOND FUND
                              -------------  ------------  -------------  ----------  --------  ---------  ---------  ----------

Management Fees (1) (2)           0.73%          0.25%         0.73%         0.75%      0.25%     0.25%      0.40%       0.40%
Distribution (12b-1) Fees         None           None          None          None       None      None       None        None
Other Expenses (1)                3.15%          0.10%         0.40%         2.07%      0.57%     2.80%      0.53%       0.45%
Total Annual Fund Operating
   Expenses                       3.88%          0.35%         1.13%         2.82%      0.82%     3.05%      0.93%       0.85%
Less: Fee Waiver and
   Expense Limitation(3)         (2.63)%         None          None         (0.82)%    (0.42)%   (2.65)%    (0.38)%     (0.30)%
Net Expenses (3)                  1.25%          0.35%         1.13%         2.00%      0.40%     0.40%      0.55%       0.55%

(1) Management Fees for each Fund include all fees payable to Schroders and its affiliates for investment advisory and fund administration services. The Funds also pay administrative or sub-administrative fees directly to SEI Investments
Global Fund Services, and those fees are included under "Other Expenses."

(2) Please see below for information regarding proposed fee increases for
Schroder International Alpha Fund and Schroder U.S. Opportunities Fund.

(3) The "Net Expenses" shown for each Fund reflect the effect of contractually imposed fee waivers and/or expense limitations, in effect through February 28,
2007, on the Total Annual Fund Operating Expenses of each Fund. In order to limit the expenses of each Fund's Investor Shares, the Funds' adviser has contractually agreed to reduce its compensation (and, if necessary, to pay other
Fund expenses, other than interest, taxes, and extraordinary expenses, which may include typically non-recurring expenses such as, for example, organizational expenses, litigation expenses, and shareholder meeting expenses) until February
28, 2007 to the extent that the Total Annual Fund Operating Expenses of a Fund allocable to its Investor Shares exceed the following annual rates (based on the average daily net

                                       24

assets attributable to each Fund's Investor Shares): Schroder International
Alpha Fund - 1.25%; Schroder U.S. Opportunities Fund - 2.00%; Schroder U.S.
Large Cap Equity Fund - 2.00%; Schroder Enhanced Income Fund - 0.40%; Schroder
U.S. Core Fixed Income Fund - 0.40%; Schroder Municipal Bond Fund - 0.55%; and,
Schroder Short-Term Municipal Bond Fund - 0.55%. In addition, the Schroder
International Alpha Fund's adviser has separately contractually agreed to waive the advisory fees paid to it by Schroder International Alpha Fund through
February 28, 2007 to the extent the advisory fees exceed 0.45% of the Fund's average daily net assets; under its terms, this separate fee waiver will terminate if the amendment to the investment advisory agreement (discussed below) is approved by the shareholders of Schroder International Alpha Fund and goes into effect.

EXAMPLE

This Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Investor Shares of a Fund for the time periods indicated and then redeem all of your Investor Shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Fund's operating expenses for each year are the same as the Fund's Total Annual Fund Operating Expenses shown above (except that, in the first year, the operating expenses are the same as the Fund's Net Expenses shown above). Your actual costs may be higher or lower. Based on these assumptions, your costs would be:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                          ------   -------   -------   --------
SCHRODER INTERNATIONAL ALPHA FUND          $127      $941     $1,774    $3,938
SCHRODER NORTH AMERICAN EQUITY FUND        $ 36      $113     $  197    $  443
SCHRODER U.S. OPPORTUNITIES FUND           $115      $359     $  622    $1,375
SCHRODER U.S. LARGE CAP EQUITY FUND        $203      $797     $1,416    $3,088
SCHRODER ENHANCED INCOME FUND              $ 41      $220     $  414    $  974
SCHRODER U.S. CORE FIXED INCOME FUND       $ 41      $691     $1,368    $3,177
SCHRODER MUNICIPAL BOND FUND               $ 56      $258     $  478    $1,108
SCHRODER SHORT-TERM MUNICIPAL BOND FUND    $ 56      $241     $  442    $1,021

PROPOSED FEE INCREASES FOR THE SCHRODER INTERNATIONAL ALPHA FUND AND THE
SCHRODER U.S. OPPORTUNITIES FUND

The Board of Trustees of Schroder Capital Funds (Delaware) has approved amendments to the investment advisory agreement between Schroder Capital Funds
(Delaware), on behalf of Schroder International Alpha Fund and Schroder U.S.
Opportunities Fund, and Schroder Investment Management North America Inc. The
amendments are being submitted to shareholders for approval at a meeting currently scheduled to occur on March 23, 2006. If the amendments are approved, the fees paid by these Funds under the investment advisory agreement will increase, and each Fund will pay a combined advisory and administrative fee to
Schroder Investment Management North America Inc. at the following annual rate
(based on the average daily net assets of the Fund): Schroder International
Alpha Fund - 0.975%; and Schroder U.S. Opportunities Fund - 1.00%. If the
proposed amendments are approved by shareholders of the Funds, Schroder
Investment Management North America Inc. expects that they would likely be implemented on or about March 31, 2006.

The table below provides actual and pro forma expense information regarding each of these Funds for the fiscal year ended October 31, 2005. The pro forma expense information assumes that the proposed fee increases had been in effect for that year:

                                       25

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):

                                           SCHRODER INTERNATIONAL      SCHRODER U.S.
                                                 ALPHA FUND         OPPORTUNITIES FUND
                                           ----------------------   ------------------
                                             ACTUAL   PRO FORMA     ACTUAL   PRO FORMA
                                             ------   ---------     ------   ---------

Management Fees(1)                            0.725%    0.975%       0.73%      1.00%
Distribution and/or Service (12b-1) Fees      None      None         None        None
Other Expenses                                3.152%    3.152%       0.40%      0.40%
Total Annual Fund Operating Expenses          3.877%    4.127%       1.13%      1.40%
   Less: Fee Waiver and/or Expense
Limitation (2)                               (2.627%)  (2.877%)     (0.00%)    (0.00%)
Net Expenses(2)                               1.25%     1.25%        1.13%      1.40%

(1) Management fees for each Fund include all fees payable to the Funds' adviser and its affiliates for investment management and fund administration services.
The Funds also pay sub-administrative fees directly to SEI Investments Global
Fund Services, and those fees are included under "Other Expenses."

(2) The "Net Expenses" shown for each Fund reflect the effect of contractually imposed Fee Waivers and/or Expense Limitations, in effect through February 28,
2007, on the Total Annual Fund Operating Expenses of the Funds. In order to limit the Funds' expenses, the Funds' adviser has contractually agreed to reduce its compensation (and, if necessary, to pay other Fund expenses, other than interest, taxes, and extraordinary expenses, which may include typically non-recurring expenses such as, for example, organizational expenses, litigation expenses, and shareholder meeting expenses) until February 28, 2007 to the extent the Total Annual Fund Operating Expenses of a Fund exceed the following annual rates (based on the average daily net assets of the Fund taken separately): Schroder International Alpha Fund -- 1.25%; and Schroder U.S.
Opportunities Fund -- 2.00%. The Funds' adviser has agreed that if the proposed fee increase is approved by shareholders, it will continue this fee waiver and expense limitation with respect to the Schroder International Alpha Fund, and will reduce its compensation (and, if necessary, to pay other Fund expenses, other than interest, taxes, and extraordinary expenses, which may include typically non-recurring expenses such as, for example, organizational expenses, litigation expenses, and shareholder meeting expenses) until February 28, 2007 to the extent the Total Annual Fund Operating Expenses of the Schroder U.S.
Opportunities Fund exceed the annual rate of 1.70%. The Funds' adviser has separated contractually agreed to waive the advisory fees paid to it by the
Schroder International Alpha Fund through February 28, 2007 to the extent the advisory fees exceed 0.45% of the Fund's average daily assets; under its terms, this separate fee waiver will terminate if the amendments to the advisory agreement are approved by shareholders of Schroder International Alpha Fund and go into effect.

EXAMPLE

This Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Investor Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Fund's operating expenses for each year are the same as the
Fund's Total Annual Fund Operating Expenses shown above (except that expenses are assumed to be the same as a Fund's Net Expenses for the first year, if different). Your actual costs may be higher or lower. Based on these assumptions, your costs would be:

                                    1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                    ------   -------   -------   --------
SCHRODER INTERNATIONAL ALPHA FUND
   EXISTING FEE                      $127      $941     $1774      $3938
   PROPOSED FEE - PRO FORMA          $127      $991     $1870      $4136
SCHRODER U.S. OPPORTUNITIES FUND
   EXISTING FEE                      $115      $359     $ 622      $1375
   PROPOSED FEE - PRO FORMA          $143      $443     $ 766      $1680

                                       26

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

A Fund may not achieve its objective. The following provides more detail about certain of the Funds' principal risks and the circumstances which could adversely affect the value of a Fund's shares or its investment return. Unless a strategy or policy described below is specifically prohibited by a Fund's investment restrictions as set forth in this Prospectus or under "Investment
Restrictions" in the Fund's Statement of Additional Information ("SAI"), or by
applicable law, a Fund may engage in each of the practices described below, although only the Funds specifically indicated below use the applicable strategy as a principal investment strategy.

     o    INTEREST RATE RISK. (SCHRODER ENHANCED INCOME FUND, SCHRODER U.S. CORE
          FIXED INCOME FUND, SCHRODER MUNICIPAL BOND FUND, AND SCHRODER
          SHORT-TERM MUNICIPAL BOND FUND). The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the values of existing debt instruments, and rising interest rates generally reduce the value of existing debt instruments. Interest rate risk is generally greater for investments with longer durations or maturities.
          Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, a Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

     o    CREDIT RISK. (SCHRODER ENHANCED INCOME FUND, SCHRODER U.S. CORE FIXED
          INCOME FUND, SCHRODER MUNICIPAL BOND FUND, AND SCHRODER SHORT-TERM
          MUNICIPAL BOND FUND). The ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal on the security will affect the value of the security. It is possible that the ability of an issuer to meet its obligations will decline substantially during the period when a Fund owns securities of that issuer, or that the issuer will default on its obligations. An actual or perceived deterioration in the ability of an issuer to meet its obligations will likely have an adverse effect on the value of the issuer's securities.

          Schroder Enhanced Income Fund and Schroder U.S. Core Fixed Income Fund
          each invests in securities of "investment grade" at the time of purchase, which means either that a nationally recognized statistical rating organization (for example, Moody's Investor Service, Inc.,
          Standard & Poor's, or Fitch Investors Service, Inc.) has rated the securities Baa3 or BBB- (or the equivalent) or better, or the Funds'
          investment adviser has determined the securities to be of comparable quality. Schroder Municipal Bond Fund and Schroder Short-Term
          Municipal Bond Fund each invests principally in securities of investment grade. If a security has been rated by more than one nationally recognized statistical rating organization the Funds'
          adviser will consider the highest rating for the purposes of determining whether the security is "investment grade." A Fund will not necessarily dispose of a security held by it if its rating falls below investment grade, although the Fund's adviser will consider whether the security continues to be an appropriate investment for the
          Fund. Each Fund considers whether a security is of "investment grade"
          only at the time of purchase.

                                       27

          Credit risk is generally greater for investments issued at less than their face values and required to make interest payments only at maturity rather than at intervals during the life of the investment.
          Credit rating agencies base their ratings largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer's current financial condition, and does not reflect an assessment of an investment's volatility or liquidity. Although investment grade investments generally have lower credit risk than investments rated below investment grade, they may share some of the risks of lower-rated investments, including the possibility that the issuers may be unable to make timely payments of interest and principal and thus default.

          Schroder Municipal Bond Fund and Schroder Short-Term Municipal Bond
          Fund's adviser expects that a significant portion of the securities in which the Funds invest will not be rated by a nationally recognized statistical rating organization, but the credit quality will be determined by the adviser.

          The value of a municipal bond depends on the ability and willingness of its issuer to meet its obligations on the security. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. The discontinuance of the taxation supporting a specific project or specific assets or the inability to collect revenues from the project or from the assets can negatively affect the municipal bonds backed by current or anticipated revenues from the project or assets. If the
          Internal Revenue Service or a state tax authority determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable for federal or state law purposes and the security's market value could decline significantly.

     o    INFLATION/DEFLATION RISK. (SCHRODER ENHANCED INCOME FUND, SCHRODER
          U.S. CORE FIXED INCOME FUND SCHRODER MUNICIPAL BOND FUND, AND SCHRODER
          SHORT-TERM MUNICIPAL BOND FUND). Inflation risk is the risk that a
          Fund's assets or income from a Fund's investments may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of a Fund's portfolio could decline.
          Deflation risk is the risk that prices throughout the economy may decline over time - the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a
          Fund's portfolio.

     o    MORTGAGE AND ASSET-BACKED SECURITIES RISK. (SCHRODER ENHANCED INCOME
          FUND AND SCHRODER U.S. CORE FIXED INCOME FUND). Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed and many asset-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. A
          Fund may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates.
          Because the prepayment rate generally declines as interest rates rise, an increase in interest rates will likely increase the duration, and thus the volatility, of mortgage-backed and asset-backed securities.
          Some mortgage-backed and asset-backed investments receive only the interest portion ("IOs") or the principal portion ("POs") of payments on the underlying assets. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying assets. IOs tend to decrease in value if interest rates decline and rates of repayment (including prepayment) on the underlying mortgages or assets increase; it is possible that a Fund may lose the entire amount of its investment in an IO due to a decrease in interest rates. Conversely, POs tend to decrease in value if interest rates rise and rates of repayment decrease. Moreover, the market for IOs and POs may be volatile and limited, which may make them difficult for a Fund to buy or sell. A
          Fund may gain investment exposure to mortgage-backed and asset-backed investments by entering into agreements with financial institutions to buy the investments at a fixed price at a future date. A Fund may or may not take delivery of the investments at the termination date of such an agreement, but will nonetheless be exposed to changes in value of the underlying investments during the term of the agreement.

     o    DERIVATIVES RISK. (SCHRODER INTERNATIONAL ALPHA FUND, SCHRODER NORTH
          AMERICAN EQUITY FUND, SCHRODER U.S. OPPORTUNITIES FUND, SCHRODER U.S.
          LARGE CAP EQUITY FUND, SCHRODER ENHANCED INCOME FUND, AND SCHRODER
          U.S. CORE FIXED INCOME FUND). Derivatives are financial contracts whose value depends on, or derives from, the value of an underlying asset, reference rate, or index. A Fund's use of derivative

                                       28

          instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, and credit risk, and the risk that a derivative transaction may not have the effect the Funds' investment adviser or sub-adviser anticipated. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate, or index. Derivative transactions typically involve leverage and may be highly volatile. Use of derivatives other than for hedging purposes may be considered speculative, and when a Fund invests in a derivative instrument it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Many derivative transactions are entered into "over the counter" (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and willingness of a Fund's counterparty to perform its obligations under the transaction.

     o    SMALL AND MID CAP COMPANIES RISK. (SCHRODER NORTH AMERICAN
          EQUITY FUND AND SCHRODER U.S. OPPORTUNITIES FUND). The Funds may
          invest in companies that are smaller and less well-known than larger, more widely held companies. Micro, small and mid cap companies may offer greater opportunities for capital appreciation than larger companies, but may also involve certain special risks. They are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse developments than securities of larger companies, and the Funds may have difficulty establishing or closing out their securities positions in smaller companies at prevailing market prices. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.

     o    EQUITY SECURITIES RISK. (SCHRODER INTERNATIONAL ALPHA FUND, SCHRODER
          NORTH AMERICAN EQUITY FUND, SCHRODER U.S. OPPORTUNITIES FUND, AND
          SCHRODER U.S. LARGE CAP EQUITY FUND). The principal risks of investing in the Funds include the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by the Fund's adviser, due to factors that adversely affect equities markets generally or particular companies in the portfolio. Common stocks represent an equity or ownership interest in an issuer and are subject to issuer and market risks that may cause their prices to fluctuate over time. Preferred stocks represent an equity or ownership interest in an issuer that typically pays dividends at a specified rate and that has priority over common stock in the payment of dividends and in liquidation. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Different types of investments tend to shift into and out of favor with investors depending on changes in market and economic conditions. Schroder International Alpha Fund,
          Schroder North American Equity Fund, and Schroder U.S. Large Cap
          Equity Fund may invest in warrants to purchase equity securities. The price, performance and liquidity of such warrants are typically linked to the underlying stock. Equity

                                       29

          securities of real estate investment trusts ("REITs") are affected by changes in the value of the underlying property owned by the REIT.

     o    INITIAL PUBLIC OFFERINGS (IPOS) RISK. (SCHRODER U.S. OPPORTUNITIES
          FUND). The Fund may also purchase securities of companies in initial public offerings (IPOs), which frequently are smaller companies. Such securities have no trading history, and information about these companies may be available for very limited periods. The prices of securities sold in IPOs also can be highly volatile. Under certain market conditions, very few companies, if any, may determine to make initial public offerings of their securities. At any particular time or from time to time the Funds may not be able to invest in securities issued in IPOs or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an
          IPO may be made available to the Fund. The investment performance of the Fund during periods when it is unable to invest significantly or at all in initial public offerings may be lower than during periods when the Fund is able to do so.

     o    PRIVATE PLACEMENTS AND RESTRICTED SECURITIES RISK. (SCHRODER U.S.
          OPPORTUNITIES FUND). The Fund may invest in securities that are purchased in private placements. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when the Fund's adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund's net asset value. The
          Fund's sale of such investments may also be restricted under securities laws.

     o    FOREIGN INVESTMENTS RISK. (SCHRODER INTERNATIONAL ALPHA FUND, SCHRODER
          NORTH AMERICAN EQUITY FUND, SCHRODER ENHANCED INCOME FUND, AND
          SCHRODER U.S. CORE FIXED INCOME FUND). Schroder International Alpha
          Fund, Schroder Enhanced Income Fund, and Schroder U.S. Core Fixed
          Income Fund may invest in foreign securities. Schroder North American
          Equity Fund may invest in securities of companies located in all countries in North America. Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of a Fund's investments in certain foreign countries. In addition, there may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and other fees are also generally higher than in the United States.
          Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Fund's assets held abroad) and expenses not present in the settlement of domestic investments.

          In addition, legal remedies available to investors in certain foreign countries may be more limited than those available to investors in the
          United States or in other foreign countries. The willingness and ability of foreign governmental entities to pay principal and interest on government securities depends on various economic factors, including the issuer's balance of payments, overall debt level, and cash-flow considerations related to the availability of tax or other revenues to satisfy the issuer's obligations. If a foreign governmental entity defaults on its obligations on the securities, a
          Fund may have limited recourse available to it. The laws of some foreign countries may limit a Fund's ability to invest in securities of certain issuers located in those countries.

          Special tax considerations apply to a Fund's investments in foreign securities. In determining whether to invest a Fund's assets in debt securities of foreign issuers, the Fund's adviser considers the likely impact of foreign taxes on the net yield available to the Fund and its shareholders.

                                       30

          Income and/or gains received by a Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Any such taxes paid by a Fund will reduce its income available for distribution to shareholders. In certain circumstances, a Fund may be able to pass through to shareholders credits for foreign taxes paid. Certain of these risks may also apply to some extent to investments in U.S. companies that are traded in foreign markets, or investments in U.S. companies that have significant foreign operations.

          In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or character of the Fund's distributions.

     o    FOREIGN CURRENCIES RISK. (SCHRODER INTERNATIONAL ALPHA FUND, SCHRODER
          NORTH AMERICAN EQUITY FUND, AND SCHRODER U.S. CORE FIXED INCOME FUND).
          Since foreign securities normally are denominated and traded in foreign currencies, the value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. A Fund may, but is not required to, buy or sell foreign securities and options and futures contracts on foreign securities for hedging purposes in connection with its foreign investments.

          If a Fund purchases securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution. Officials in foreign countries may from time to time take actions in respect of their currencies which could significantly affect the value of a Fund's assets denominated in those currencies or the liquidity of such investments. For example, a foreign government may unilaterally devalue its currency against other currencies, which would typically have the effect of reducing the U.S. dollar value of investments denominated in that currency. A foreign government may also limit the convertibility or repatriation of its currency or assets denominated in its currency, which would adversely affect the U.S. dollar value and liquidity of investments denominated in that currency. In addition, although at times most of a Fund's income may be received or realized in these currencies, the Fund will be required to compute and distribute its income in U.S. dollars. As a result, if the exchange rate for any such currency declines after the Fund's income has been earned and translated into U.S. dollars but before payment to shareholders, the Fund could be required to liquidate portfolio securities to make such distributions. Similarly, if a Fund incurs an expense in U.S. dollars and the exchange rate declines before the expense is paid, the Fund would have to convert a greater amount of
          U.S. dollars to pay for the expense at that time than it would have had to convert at the time the Fund incurred the expense. A Fund may, but is not required to, buy or sell foreign currencies and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments.

     o    EMERGING MARKET SECURITIES RISK. (SCHRODER INTERNATIONAL ALPHA FUND).
          Investing in emerging market securities poses risks different from, and/or greater than, risks of investing in domestic securities or in the securities of foreign, developed countries. These risks include:
          smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility;
          restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S.
          dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.
          Although many of the emerging market securities in which a Fund may invest are traded on securities

                                       31

          exchanges, they may trade in limited volume, and the exchanges may not provide all of the conveniences or protections provided by securities exchanges in more developed markets.

          Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

     o    GEOGRAPHIC CONCENTRATION RISK. (SCHRODER INTERNATIONAL ALPHA FUND,
          SCHRODER NORTH AMERICAN EQUITY FUND, SCHRODER U.S. OPPORTUNITIES FUND,
          AND SCHRODER U.S. LARGE CAP EQUITY FUND). To the extent that a Fund invests a substantial amount of its assets in one country, it will be more susceptible to the political and economic developments and market fluctuations in that country than if it invested in a more geographically diversified portfolio. Because the Schroder North
          American Equity Fund invests principally in equity securities of North
          American companies, and the Schroder U.S. Opportunities Fund and
          Schroder U.S. Large Cap Equity Fund invest principally in equity securities of U.S. companies, their performance may at times be worse than the performance of other mutual funds that invest more broadly.

     o    ISSUER CONCENTRATION RISK. (SCHRODER INTERNATIONAL ALPHA FUND,
          SCHRODER U.S. OPPORTUNITIES FUND, AND SCHRODER U.S. LARGE CAP EQUITY
          FUND). Schroder U.S. Large Cap Equity Fund, Schroder U.S.
          Opportunities Fund, and in particular the Schroder International Alpha
          Fund, may invest in a smaller number of companies than comprise the portfolios of other similar mutual funds. When a Fund invests in a relatively small number of issuers, changes in the value of one or more portfolio securities may have a greater effect on the Fund than if the Fund invested more broadly.

     o    OVER-THE-COUNTER RISK. (SCHRODER U.S. OPPORTUNITIES FUND). Securities
          traded in over-the-counter markets may trade in smaller volumes, and their prices may be more volatile, than securities principally traded on securities exchanges. Such securities may be less liquid than more widely traded securities. In addition, the prices of such securities may include an undisclosed dealer markup, which the Fund pays as part of the purchase price.

     o    INVESTMENTS IN OTHER INVESTMENT COMPANIES RISK. (SCHRODER
          INTERNATIONAL ALPHA FUND AND SCHRODER NORTH AMERICAN EQUITY FUND). A
          Fund may invest in other investment companies or pooled vehicles, including closed-end funds and ETFs, that are advised by the Fund's adviser or its affiliates or by unaffiliated parties, to the extent permitted by applicable law. When investing in a closed-end investment company, a Fund may pay a premium above such investment company's net asset value per share and when the shares are sold, the price received by the Fund may be at a discount to net asset value. As a shareholder in an investment company, a Fund, and indirectly the Fund's shareholders, would bear its ratable share of the investment company's expenses, including advisory and administrative fees, and would at the same time continue to pay its own fees and expenses. ETFs are hybrid investment companies that are registered as open-end investment companies or unit investment trusts ("UITs") but possess some of the characteristics of closed-end funds.

                                       32

     o    EQUITY MARKETS RISK. (SCHRODER INTERNATIONAL ALPHA FUND, SCHRODER
          NORTH AMERICAN EQUITY FUND, SCHRODER U.S. OPPORTUNITIES FUND, AND
          SCHRODER U.S. LARGE CAP EQUITY FUND). Although stocks may outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence or announcements of economic, political or financial information. While potentially offering greater opportunities for capital growth than larger, more established companies, the stocks of smaller companies may be particularly volatile, especially during periods of economic uncertainty. These companies may face less certain growth prospects, or depend heavily on a limited line of products and services or the efforts of a small number of key management personnel.

     o    MANAGEMENT RISK. (ALL FUNDS). Because the Funds are actively managed, each Fund's investment return depends on the ability of its adviser or sub-adviser to manage its portfolio successfully. A Fund's adviser or sub-adviser and its investment team will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

     o    FREQUENT TRADING / PORTFOLIO TURNOVER RISK. (SCHRODER ENHANCED INCOME
          FUND AND SCHRODER U.S. CORE FIXED INCOME FUND). The length of time a
          Fund has held a particular security is not generally a consideration in investment decisions. The investment policies of a Fund may lead to frequent changes in the Fund's investments, particularly in periods of volatile market movements, in order to take advantage of what the
          Fund's adviser believes to be temporary disparities in normal yield relationships between securities. A change in the securities held by a
          Fund is known as "portfolio turnover." Portfolio turnover generally involves some expense to a Fund, including bid-asked spreads, dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, and may result in the realization of taxable capital gains (including short-term gains, which are generally taxed to shareholders at ordinary income rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund's performance. During periods when a Fund experiences high portfolio turnover rates, these effects are likely to be more pronounced. The Funds' adviser currently expects the portfolio turnover rate for the current fiscal year will be approximately 400%
          for each of Schroder Enhanced Income Fund and Schroder U.S. Core Fixed
          Income Fund, and currently expects that the portfolio turnover rate for the current fiscal year will not exceed 100% for each of Schroder
          International Alpha Fund, Schroder U.S. Opportunities Fund, Schroder
          North American Quantitative Equity Fund, Schroder U.S. Large Cap
          Equity Fund, Schroder Municipal Bond Fund and Schroder Short-Term
          Municipal Bond Fund. Consult your tax advisor regarding a Fund's portfolio turnover rate on your investments.

     o    MUNICIPAL BONDS RISK. (SCHRODER MUNICIPAL BOND FUND AND SCHRODER
          SHORT-TERM MUNICIPAL BOND FUND). Municipal bonds are investments of any maturity issued by states, public authorities or political subdivisions to raise money for public purposes; they include, for example, general obligations of a state or other government entity supported by its taxing powers to acquire and construct public facilities or to provide temporary financing in anticipation of the receipt of taxes and other revenue. They also include obligations of states, public authorities or political subdivisions to finance privately owned or operated facilities or public facilities financed solely by enterprise revenues. Changes in law or adverse
          determinations by the Internal Revenue Service or a state tax authority could make the income from some of these obligations taxable.

               General obligations. These are backed by the issuer's authority to levy taxes and are considered an obligation of the issuer.
               They are payable from the issuer's general unrestricted revenues, although payment may depend upon government appropriation or aid from other governments. These investments may be vulnerable to legal limits on a government's power to raise revenue or increase taxes, as well as economic or other developments that can reduce revenues.

                                       33

               Special revenue obligations. These are payable from revenue earned by a particular project or other revenue source. They include private activity bonds for manufacturing facilities, certain transportation facilities, and publicly-owned utilities, and non-profit organizations such as private colleges, hospitals and museums, and other facilities. Investors can look only to the revenue generated by the project or the private company owning or operating the project rather than the credit of the state or local government authority issuing the bonds. Revenue obligations are often subject to greater credit risk than general obligations debt because they do not rely on broad taxing powers.

          Municipal bonds may be insured or guaranteed by public or private guarantors or insurers. The credit standing of such a bond would likely depend to a substantial extent on the ability and willingness of the guarantor or insurer to meet its obligations.

          The amount of public information available about the municipal bonds in a Fund's portfolio is generally less than that available for corporate equities or bonds, and the investment performance of a Fund holding such securities may therefore be more dependent on the analytical abilities of the Fund's adviser.

          Interest income from private activity bonds may be subject to federal
          AMT for individuals. Corporate shareholders will be required to include all tax-exempt interest dividends in determining their federal
          AMT. The Funds may each invest as much as 100% of their net assets in investments, the income from which may result in liability for federal
          AMT both for individual and corporate shareholders. For more information, including possible state, local and other taxes, contact your tax advisor.

          At times, a portion of a Fund's assets may be invested in an issue of which the Fund, by itself or together with other funds and accounts managed by the Funds' adviser or its affiliates, holds all or a major portion. It is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell these securities when the Funds' adviser believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund's net asset value. In the event of a default by an issuer of such securities, a Fund may be required to incur expenses in enforcing its rights, and any income received by the
          Fund in respect of its investment might not be tax-exempt.

     o    TAXABLE MUNICIPAL SECURITIES RISK. (SCHRODER MUNICIPAL BOND FUND AND
          SCHRODER SHORT-TERM MUNICIPAL BOND FUND). The Funds may invest in taxable municipal securities. These would typically include securities issued by states, public authorities, or political subdivisions but which fail to meet the requirements of the federal tax code necessary so that interest payments made on the securities will be exempt from federal income tax. These may include, for example, securities issued to finance unfunded pension liabilities or issued to finance governmental facilities where the nature or management of the facility is such that the securities may not be issued on a tax-exempt basis.
          The Funds may also hold a portion of their assets in securities issued by the U.S. Treasury and they may hold taxable money market securities or cash equivalents for liquidity or pending investment in tax-exempt securities.

     o    VOLATILITY OF THE MUNICIPAL BOND MARKET RISK. (SCHRODER MUNICIPAL BOND
          FUND AND SCHRODER SHORT-TERM MUNICIPAL BOND FUND). The values of municipal bonds may rise or fall in response to a number of factors affecting their issuers specifically or the municipal bond market generally. For example, political or fiscal events affecting the issuers of municipal bonds, as well as uncertainties in the municipal bond market generally related to taxation, legislative changes, or the enforceability of rights of municipal bond holders, can significantly affect the values of municipal bonds. Because many municipal bonds are issued to finance similar projects, such as those

                                       34

          relating to education, health care, housing, transportation, and utilities, conditions in those sectors can affect the overall municipal bond market.

     o    STATE AND ISSUE RISK. (SCHRODER MUNICIPAL BOND FUND AND SCHRODER
          SHORT-TERM MUNICIPAL BOND FUND). A Fund may invest without limitation in the debt of issuers, including conduit issuers, located in the same state. Investing in bonds issued by a state, state agencies, or political subdivisions in the same state may make a Fund more vulnerable to that state's economy and to issues affecting its municipal bond issuers, such as possible restrictions on additional borrowings by issuers in that state or economic or legal limitations on an issuer's ability to meet payment obligations. A Fund may also invest more than 25% of its assets in a sector of the municipal bond market, including education, health care, housing, transportation or utilities sectors. Geographic or sector concentration may cause the value of a Fund's shares to change more than the values of shares of funds that invest in a greater variety of investments.

          Municipal bonds backed by revenues from facilities in a particular sector are subject to the risks of investment in that sector generally. For example, investments in many of the sectors in which a
          Fund may invest are subject to the risks of changes in government regulation, fluctuations in revenues, including federal or state assistance, competition, changes in labor relations and costs, and difficulties in raising additional capital under a variety of circumstances. Revenue bonds issued in the education sector can be significantly affected also by levels of endowment, charitable giving, costs of attendance, increases or decreases in governmental assistance or other revenues, and, in the case of public schools, limits on the ability of governmental entities to increase taxes or generate other revenues, including fees, to pay for educational expenses. Investments in a health care sector are subject to changes in patient income, the availability of public or private insurance reimbursement for procedures and drug costs, the timing of such payments, the quality of management and the availability of qualified professional staff, and demographics. The housing sector can be significantly affected by changes in interest rates for single-family home buyers, governmental regulations imposed on developers of low and moderate cost multi-family units, as well as costs of land, construction and maintenance costs, neighborhood opposition to mixed-income developments, and the level of government incentives, including subsidies and tax credits. Investments in a transportation sector can be affected significantly by the cost of developing, maintaining, updating and replacing infrastructure and other hard assets, levels of federal and state assistance, quality of service, and the ability to raise fees without losing ridership. Investments in a utilities sector can be significantly affected by the ability to locate a reliable and reasonable source of the resource to be provided, infrastructure development and maintenance, the ability to pass on costs of services and resources to customers, mandatory or voluntary natural resource conservation efforts, alternatives by customers to the use of public utilities, and the effects of deregulation by many states. The foregoing factors are illustrative in nature. This discussion of the risk of concentration in sectors is not, and is not intended to be, comprehensive or exhaustive.

          A Fund may at times invest a substantial portion of its assets in securities of a particular issue, and to that extent, the Fund's investment performance and net asset value will be adversely affected by decreases in the value of such issue more than if such Fund invested in a larger range of securities.

     o    U.S. GOVERNMENT SECURITIES RISK. (SCHRODER ENHANCED INCOME FUND,
          SCHRODER U.S. CORE FIXED INCOME FUND, SCHRODER MUNICIPAL BOND FUND,
          AND SCHRODER SHORT-TERM MUNICIPAL BOND FUND). U.S. Government
          securities include a variety of securities that differ in their interest rates, maturities, and dates of issue. While securities issued or guaranteed by some agencies or instrumentalities of the U.S.
          Government (such as the Government National Mortgage Association) are supported by the full faith and credit of the United States, securities issued or guaranteed by certain other agencies or instrumentalities of the U.S. Government (such as Federal Home Loan
          Banks) are supported by the right of the issuer to borrow from the
          U.S. Government, and securities issued or guaranteed by certain other agencies and instrumentalities of the U.S. Government

                                       35

          (such as Fannie Mae, Freddie Mac and the Student Loan Marketing
          Association) are supported only by the credit of the issuer itself.

     o    LIQUIDITY RISK. (SCHRODER INTERNATIONAL ALPHA FUND, SCHRODER NORTH
          AMERICAN EQUITY FUND, SCHRODER U.S. OPPORTUNITIES FUND, AND SCHRODER
          U.S. LARGE CAP EQUITY FUND). Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Investments in foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Illiquid securities may be highly volatile and difficult to value.

NON-PRINCIPAL INVESTMENT STRATEGIES AND TECHNIQUES

     In addition to the principal investment strategies described in the
Principal Investment Strategies section above, each Fund may at times, but is not required to, use the strategies and techniques described below, which involve certain special risks. This Prospectus does not attempt to disclose all of the various investment techniques and types of securities that the Funds'
adviser or sub-adviser might use in managing the Funds. As in any mutual fund, investors must rely on the professional investment judgment and skill of the
Funds' adviser and sub-adviser.

     o    DEPOSITARY RECEIPTS. A Fund may invest in American Depositary Receipts
          ("ADRs"), Global Depository Receipts ("GDRs"), European Depository
          Receipts ("EDRs") or other similar securities representing ownership of foreign securities (collectively, "Depositary Receipts").
          Depositary Receipts generally evidence an ownership interest in a corresponding foreign security on deposit with a financial institution. Investments in non-U.S. issuers through Depository
          Receipts and similar instruments may involve certain risks not applicable to investing in U.S. issuers, including changes in currency rates, application of local tax laws, changes in governmental administration or economic or monetary policy or changed circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies.

     o    SHORT SALES. A Fund may sell a security short when the Fund's adviser anticipates that the price of the security will decline. A Fund may make a profit or incur a loss depending on whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund "closes" the short position. A short position will result in a loss if the market price of the security in question increases between the date when the Fund enters into the short position and the date when the Fund closes the short position.
          Such a loss could theoretically be unlimited in a case where such Fund is unable, for whatever reason, to close out its short position. In addition, short positions may result in a loss if a portfolio strategy of which the short position is a part is otherwise unsuccessful.

     o    WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS.
          Each Fund may purchase securities on a when-issued, delayed delivery, or forward commitment basis. These transactions involve a commitment by the Fund to purchase a security for a predetermined price or yield, with payments and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. These transactions may increase the overall investment exposure for a Fund and involve a risk of loss if the value of the securities declines prior to the settlement date.

     o    SECURITIES LOANS AND REPURCHASE AGREEMENTS. A Fund may lend portfolio securities to broker-dealers, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

     o    TEMPORARY DEFENSIVE STRATEGIES. At times, the Funds' adviser may judge that conditions in the securities markets make pursuing a Fund's investment strategy inconsistent with the best interests of its shareholders. At such times, the Fund's adviser may, but is not required to, temporarily use alternate investment strategies primarily designed to reduce fluctuations in the value of the Fund's assets. In implementing these "defensive" strategies, the Fund would invest in investment grade fixed income securities, cash or money market instruments to any extent the Fund's adviser considers consistent with such defensive strategies. It is impossible to predict when, or for how long, a Fund would use these alternate strategies. One risk of taking such temporary defensive positions is that the Fund may not achieve its investment objective.

     o    PRICING. At times market conditions might make it hard to value some investments. If a Fund has valued securities it holds too high, you may end up paying too much for the Fund's shares when you buy into a
          Fund. If a Fund underestimates the price of its portfolio securities, you may not receive the full market value for your Fund shares when you sell. To the extent a Fund relies on a

                                       36

          pricing service to value some or all of its portfolio securities, it is possible that the pricing information provided by the service will not reflect the actual price the Fund would receive upon a sale of the security.

     o    OTHER INVESTMENTS. A Fund may also invest in other types of securities and utilize a variety of investment techniques and strategies that are not described in this Prospectus. These securities and techniques may subject the Fund to additional risks. Please see the Funds' SAI for additional information about the securities and investment techniques described in this Prospectus and about additional techniques and strategies that may be used by the Funds.

     o    PERCENTAGE INVESTMENT LIMITATIONS. Unless otherwise noted, all percentage limitations on Fund investments will apply at the time of investment. An investment by a Fund would not be considered to violate these limitations unless an excess or deficiency were to occur or exist immediately after and as a result of an investment. References in the discussion of the Funds' investment policies above to 80% of a
          Fund's net assets refer to that percentage of the aggregate of the
          Fund's net assets and the amount, if any, of borrowings by a Fund for investment purposes.

MANAGEMENT OF THE FUNDS

Each Trust is governed by a Board of Trustees. The Board of Trustees of each
Trust has retained Schroder Investment Management North America Inc.
("Schroders") to serve as each Fund's adviser and to manage the investments of each Fund. Subject to the control of the applicable Board of Trustees, Schroders also manages each Fund's other affairs and business.

Schroder Investment Management North America Limited ("SIMNA Ltd."), an
affiliate of Schroders, serves as sub-adviser responsible for portfolio management of Schroder International Alpha Fund and Schroder North American
Quantitative Equity Fund.

Schroders (itself and its predecessors) has been an investment manager since
1962, and serves as investment adviser to the Funds and as investment adviser to other mutual funds and a broad range of institutional investors. Schroders plc,
Schroder's ultimate parent, is a global asset management company with approximately $201 billion under management as of December 31, 2005. Schroders and its affiliates have clients that are major financial institutions including banks and insurance companies, public and private pension funds, endowments and foundations, high net worth individuals, financial intermediaries and retail investors. Schroders plc has one of the largest networks of offices of any dedicated asset management company and over 300 portfolio managers and analysts covering the world's investment markets.

     o    MANAGEMENT FEES. For the fiscal year ended October 31, 2005, each Fund paid aggregate management fees, net of applicable expense limitations and/or fee waivers, for investment management and administration services to Schroders at the following annual rates (based on each
          Fund's average daily net assets): Schroder North American Equity Fund:
          0.25%; Schroder U.S. Opportunities Fund: 0.73%; Schroder Municipal
          Bond Fund: 0.02%; and Schroder Short-Term Municipal Bond Fund: 0.10%.
          Each of Schroder International Alpha Fund and Schroder U.S. Large Cap
          Equity Fund did not pay fees during the fiscal year ended October 31,
          2005 due to expense limitations and/or fee waivers in effect during that period. Each of Schroder Enhanced Income Fund and Schroder U.S.
          Core Fixed Income Fund pays a management fee to Schroders at the annual rate of 0.25% of the Fund's average daily net assets. Effective
          March 1, 2006, as compensation for SIMNA Ltd.'s services as sub-adviser, Schroders pays to SIMNA Ltd. fifty percent of the investment advisory fees Schroders receives from each of Schroder
          International Alpha Fund and Schroder North American Equity Fund.
          Prior to March 1, 2006, Schroders paid to SIMNA Ltd. twenty-five percent of the investment advisory fees Schroders received from each of Schroder International Alpha Fund and Schroder North American
          Equity Fund. A discussion regarding the basis for the Trustees'
          approval

                                       37

          of the Funds' investment management agreements is available in the
          Funds' annual report to shareholders for the fiscal year ended October
          31, 2005.

          The Board of Trustees of Schroder Capital Funds (Delaware) has
          approved proposed amendments to the advisory agreement between
          Schroder Capital Funds (Delaware), on behalf of Schroder International
          Alpha Fund and Schroder U.S. Opportunities Fund, and Schroders. The
          amendments are being submitted to shareholders for approval at a meeting currently scheduled to occur on March 23, 2006. If the amendments are approved, the fees paid by these Funds under the investment advisory agreement will increase, and each of these Funds will pay a combined advisory and administrative fee to Schroders at the following annual rates (based on the average daily net assets of the Fund): Schroder International Alpha Fund - 0.975%; and Schroder
          U.S. Opportunities Fund - 1.00%. If the proposed amendments are approved by shareholders of these Funds, Schroders expects that they would likely be implemented on or about March 31, 2006.

     o    MANAGEMENT FEE BREAKPOINTS. Three of the Funds have breakpoints included in their contractual advisory fee schedules. The contractual annual fee rate for each of Schroder U.S. Opportunities Fund and
          Schroder International Alpha Fund is 0.50% of the Fund's average daily net assets up to $100 million, 0.40% of the next $150 million of such assets, and 0.35% of such assets in excess of $250 million; and for
          Schroder U.S. Large Cap Equity Fund is 0.75% of the Fund's average daily net assets up to $100 million, and 0.50% of such assets in excess of $100 million. The breakpoints for each of Schroder U.S.
          Opportunities Fund and Schroder International Alpha Fund will be eliminated (and the fees paid by these Funds under the investment advisory agreement will increase) if the amendments to the investment advisory agreement of these Funds (discussed above) are approved.

     o    EXPENSE LIMITATIONS AND WAIVERS. In order to limit the expenses of each Fund's Investor Shares, Schroders has contractually agreed to reduce its compensation (and, if necessary, to pay other Fund expenses, other than interest, taxes, and extraordinary expenses, which may include typically non-recurring expenses such as, for example, organizational expenses, litigation expenses, and shareholder meeting expenses) until February 28, 2007 to the extent that the Total
          Annual Fund Operating Expenses of the Fund allocable to its Investor
          Shares exceed the following annual rates (based on the average daily net assets attributable to the Fund's Investor Shares): Schroder
          International Alpha Fund - 1.25%; Schroder U.S. Opportunities Fund -
          2.00%; Schroder U.S. Large Cap Equity Fund - 2.00%; Schroder Enhanced
          Income Fund - 0.40%; Schroder U.S. Core Fixed Income Fund - 0.40%;
          Schroder Municipal Bond Fund - 0.55%; and, Schroder Short-Term
          Municipal Bond Fund - 0.55%. In addition, the Schroder International
          Alpha Fund's adviser has separately contractually agreed to waive the advisory fees paid to it by Schroder International Alpha Fund through
          February 28, 2007 to the extent the advisory fees exceed 0.45% of the
          Fund's average daily net assets; under its terms, this separate fee waiver will terminate if the amendment to the investment advisory agreement (discussed above) is approved by the shareholders of
          Schroder International Alpha Fund and goes into effect.

     o    PORTFOLIO MANAGEMENT. The following portfolio managers at Schroders and SIMNA Ltd. have primary responsibility for making investment decisions for the respective Funds. Each manager's recent professional experience is also shown. Each Fund's respective SAI provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio managers, and each portfolio manager's ownership of securities in the Fund.

             FUND                     NAME                TITLE                SINCE             RECENT PROFESSIONAL EXPERIENCE
-----------------------------  ------------------  -------------------  -------------------  ---------------------------------------

Schroder International Alpha   Virginie            Lead Portfolio       March 2005           Ms. Maisonneuve is a Director of
Fund                           Maisonneuve, CFA    Manager                                   Schroders and has been an employee of
                                                                                             at SIMNA Ltd. since 2004. She is head
                                                                                             of Schroders'

                                       38

                                                                                             Europe, Australasia, Far East (EAFE)
                                                                                             Team. Formerly, Co-Chief Investment
                                                                                             Officer and Director, Clay Finlay.

Schroder International Alpha   Matthew Dobbs       Portfolio Manager    2004                 Mr. Dobbs manages Pacific Basin and
Fund                                                                                         EAFE equities and is responsible for
                                                                                             MultiRegional Small Cap.  He has been
                                                                                             an employee of Schroders since 1981.

Schroder North American        Justin Abercrombie  Head of              Inception            Head of QEP, SIMNA Ltd. Formerly,
Equity Fund                                        Quantitative Equity  (September 2003)     founding member of QEP, SIMNA Ltd.
                                                   Products ("QEP")                          Mr. Abercrombie has been an employee
                                                                                             of Schroders since 1996.

Schroder North American        David Philpotts     Senior Quantitative  March 2004           Senior Quantitative Analyst and
Equity Fund                                        Analyst and                               Portfolio Manager, SIMNA Ltd.
                                                   Portfolio Manager                         Formerly, Chief Investment Officer,
                                                                                             Quaestor Investment Management (2001 -
                                                                                             March 2004), Deputy Head of QEP, SIMNA
                                                                                             Ltd. (1999 - 2004)

Schroder North American        Stephen Langford    Senior Quantitative  November 2003        Senior Quantitative Analyst and
Equity Fund                                        Analyst and                               Portfolio Manager, SIMNA Ltd.
                                                   Portfolio Manager                         Formerly, Senior Research Manager,
                                                                                             Quaestor Investment Management.

Schroder North American        Arnaud Amsellem     Senior Quantitative  July 2005            Senior Quantitative Analyst and
Equity Fund                                        Analyst and                               Portfolio Manager, SIMNA Ltd.
                                                   Portfolio Manager                         Formerly, Senior Portfolio
                                                                                             Manager, State Street Hedge Fund
                                                                                             Group, Portfolio Manager, State
                                                                                             Street Active Team.

Schroder North American        Kristian Brock      Quantitative         Inception            Quantitative Analyst and Portfolio
Equity Fund                                        Analyst and          (September 2003)     Manager, SIMNA Ltd.  Mr. Brock has
                                                   Portfolio Manager                         been an employee of Schroders since
                                                                                             2001.

Schroder North American        James Larkman       Quantitative         October 2005         Quantitative Analyst and Portfolio
Equity Fund                                        Analysis and                              Manager, SIMNA Ltd. Mr. Larkman has
                                                   Portfolio                                 been an employee of Schroders since
                                                   Manager                                   2003.

Schroder U.S. Opportunities    Jenny B. Jones      Lead Portfolio       2003                 Ms. Jones is an Executive Vice
Fund                                               Manager                                   President of Schroders and has been
                                                                                             an employee of Schroders since 2003.

                                       39

                                                                                              From 1996 through 2002, Ms. Jones was
                                                                                              a portfolio manager at Morgan Stanley
                                                                                              Investment Advisors Inc., where she
                                                                                              most recently served as an Executive
                                                                                              Director.

Schroder U.S. Large Cap        Jonathan Armitage     Lead Portfolio      January 2005         Mr. Armitage is a Senior Vice
Equity Fund                                          Manager                                  President of Schroders, and has been
                                                                                              an employee of Schroders since 1991.

Schroder Enhanced Income Fund  Steven S. Lear, CFA   Lead Portfolio      Inception (December  Mr. Lear is an Executive Vice
and Schroder U.S. Core Fixed                         Manager             2004) for each Fund  President of Schroders and has been an
Income Fund                                                                                   employee of Schroders since June 1998.

Schroder Enhanced Income Fund  David  Harris         Portfolio Manager   Inception (December  Mr. Harris is a Senior Vice President
and Schroder U.S. Core Fixed                                             2004) for each Fund  of Schroders and has been an employee
Income Fund                                                                                   of Schroders since November 1992.

Schroder Enhanced Income Fund  Wesley A. Sparks,     Portfolio Manager   Inception (December  Mr. Sparks is a Senior Vice President
and Schroder U.S. Core Fixed   CFA                                       2004) for each Fund  of Schroders and has been an employee
Income Fund                                                                                   of Schroders since December 2000.
                                                                                              Formerly, portfolio manager at Aeltus
                                                                                              Investment Management.

Schroder Enhanced Income Fund  Gregg T. Moore,       Portfolio Manager   Inception (December  Mr. Moore is a Vice President of
and Schroder U.S. Core Fixed   CFA                                       2004) for each Fund  Schroders and has been an employee of
Income Fund                                                                                   Schroders since June 2001.
                                                                                              Formerly, quantitative analyst at
                                                                                              Aeltus Investment Management.

Schroder Enhanced Income Fund  Matthew J.  Murphy    Portfolio Manager   Inception (December  Mr. Murphy is a Vice President of
and Schroder U.S. Core Fixed                                             2004) for each Fund  Schroders and has been an employee of
Income Fund                                                                                   Schroders since July 2004. Formerly,
                                                                                              Managing Director at MONY Capital
                                                                                              Management from February 2002 to
                                                                                              July 2004.
\
Schroder Municipal Bond Fund   David Baldt, CFA      Portfolio Manager   Inception (December  Mr. Baldt is an Executive Vice
and Schroder Short-Term                                                  2003) for each Fund  President of Schroders and has been an
Municipal Bond Fund                                                                           employee of Schroders since fall 2003.
                                                                                              Formerly, Managing Director of

                                       40

                                                                                             Deutsche Asset Management (formerly
                                                                                             Morgan Grenfell).

Schroder Municipal Bond Fund   Daniel Scholl       Portfolio Manager    Inception (December  Mr. Scholl is a Senior Vice President
and Schroder Short-Term                                                 2003) for each Fund  of Schroders and has been an employee
Municipal Bond Fund                                                                          of Schroders since Fall 2003.
                                                                                             Formerly, Director and Portfolio
                                                                                             Manager of Deutsche Asset Management
                                                                                             (formerly Morgan Grenfell).

Schroder Municipal Bond Fund   Susan Beck          Portfolio Manager    Inception (December  Ms. Beck is a First Vice President of
and Schroder Short-Term                                                 2003) for each Fund  Schroders and has been an employee of
Municipal Bond Fund                                                                          Schroders since Fall 2003. Formerly,
                                                                                             a Vice President and Portfolio Manager
                                                                                             of Deutsche Asset Management.

Schroder Municipal Bond Fund   Ted Manges          Portfolio Manager    Inception (December  Mr. Manges is a First Vice President
and Schroder Short-Term                                                 2003) for each Fund  of Schroders and has been an employee
Municipal Bond Fund                                                                          of Schroders since Fall 2003. Formerly,
                                                                                             a Vice President of Deutsche Asset
                                                                                             Management (1999-2003), and Manager of
                                                                                             Trading and Sales, Commerce Capital
                                                                                             Markets (1995-1999).

HOW THE FUNDS' SHARES ARE PRICED

Each Fund calculates the net asset value of its Investor Shares by dividing the total value of its assets attributable to its Investor Shares, less its liabilities attributable to those shares, by the number of Investor Shares outstanding. Each Fund values its Investor Shares as of the close of trading on the New York Stock Exchange (the "Exchange") (normally 4:00 p.m., Eastern Time)
each day the Exchange is open. The Trusts expect that days, other than weekend days, when the Exchange will not be open are New Year's Day, Martin Luther King,
Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor
Day, Thanksgiving Day, and Christmas Day. Each Fund values its portfolio securities for which market quotations are readily available at market value.
Investments and assets for which market values are not readily available are valued by Schroders at their fair values pursuant to guidelines established by the Board of Trustees, generally by reference to other securities or indexes.
For instance, a pricing service may recommend a fair value based generally on prices of comparable securities (or, when such prices are not available, based on other factors that may be indicative of the securities' values).

                                       41

Certain Funds may invest in foreign securities that are primarily listed on foreign exchanges that trade on weekends and other days when the Fund does not price its shares. As a result, the value of the Fund's portfolio securities may change on days when the price of the Fund's shares is not calculated. The price of the Fund's shares will reflect any such changes when the price of the Fund's shares is next calculated, which is the next day the Exchange is open. Schroder
International Alpha Fund's investments may be priced based on fair values provided by a third party fair valuation vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the
U.S. market that exceeds a specific threshold established by the Fair Value
Committee in consultation with the Trustees. Short-term investments that will mature within 60 days are valued by Schroders using amortized cost, a form of fair valuation, pursuant to procedures adopted by the Board of Trustees. The net asset value of a Fund's Investor Shares may differ from that of its Advisor
Shares due to differences in the expenses of Investor Shares and Advisor Shares.

HOW TO BUY SHARES

Each Trust, through its distributor, Schroder Fund Advisors Inc., sells Investor
Shares of its Funds at their net asset value without any sales charges or loads, so that the full amount of your purchase payment is invested in the applicable
Fund.

You may purchase Investor Shares of each Fund by completing the Account
Application that accompanies this Prospectus, and sending payment by check or wire as described below. Acceptance of your order will be delayed pending receipt of additional documentation, such as copies of corporate resolutions and instruments of authority from corporations, administrators, executors, personal representatives, directors, or custodians.

Each Fund sells its Investor Shares at their net asset value next determined after the applicable Fund, its transfer agent, Boston Financial Data Services,
Inc. ("BFDS"), or an authorized broker or financial institution (as described below) receives your request in good order (meaning that the request meets the requirements set out below and in the Account Application, and otherwise meets the requirements implemented from time to time by the applicable Fund's transfer agent or the Fund). In order for you to receive a Fund's next determined net asset value, the Fund, BFDS or the authorized broker or financial institution must receive your order before the close of trading on the Exchange (normally
4:00 p.m., Eastern Time). Each Trust reserves the right to reject any order to purchase Investor Shares of any of its Funds.

The minimum investments for initial and additional purchases of Investor Shares of a Fund are as follows:

                           INITIAL INVESTMENT   ADDITIONAL INVESTMENTS
                           ------------------   ----------------------
REGULAR ACCOUNTS                $250,000                $1,000

The applicable Trust may, in its sole discretion, waive these minimum initial or subsequent investment amounts for share purchases by: an employee of Schroders, any of its affiliates or a financial intermediary authorized to sell shares of a
Fund, or such employee's spouse or life partner, or children or step-children age 21 or younger; investment advisory clients of Schroders; and current or former Trustees. For share purchases made through certain fund networks or other financial intermediaries, the investment minimums associated with the policies and programs of the fund network or financial intermediary will apply.

Investor Shares of the Funds are intended for purchase by investors making a minimum initial investment of $250,000 and purchasing shares directly from the
Fund. Advisor Shares of the Schroder Enhanced Income Fund, Schroder U.S. Core
Fixed Income Fund, Schroder Municipal Bond Fund, and Schroder Short-Term
Municipal Bond Fund are offered through another prospectus and are intended for investors making a minimum initial investment of $2,500 through a regular account or a traditional or Roth IRA and purchasing shares through a financial intermediary.

                                       42

The Funds do not issue share certificates.

Each Trust may suspend the offering of Investor Shares of its Funds for any period of time. Each Trust may change any investment minimum from time to time.

Purchases by check. You may purchase Investor Shares of a Fund by mailing a check (in U.S. dollars) payable to the Fund. If you wish to purchase Investor
Shares of two or more Funds, make your check payable to Schroder Mutual Funds and include written instructions as to how the amount of your check should be allocated among the Funds whose shares you are purchasing. Schroder Mutual Funds will not accept third-party checks. You should direct your check and your completed Account Application as follows:

REGULAR MAIL            OVERNIGHT OR EXPRESS MAIL
Schroder Mutual Funds   Boston Financial Data Services, Inc.
P.O. Box 8507           Attn: Schroder Mutual Funds
Boston, MA 02266        66 Brooks Drive
                        Braintree, MA 02184

For initial purchases, a completed Account Application must accompany your check.

Purchases by bank wire. If you make your initial investment by wire, a completed
Account Application must precede your order. Upon receipt of the Application,
BFDS will assign you an account number. BFDS will process wire orders received prior to the close of trading on the Exchange (normally 4:00 p.m., Eastern Time)
on each day the Exchange is open for trading at the net asset value next determined as of the end of that day. BFDS will process wire orders received after that time at the net asset value next determined thereafter.

Please call BFDS at (800) 464-3108 to give notice that you will send funds by wire, and obtain a wire reference number. (From outside the United States, please call (617) 483-5000 and ask to speak with a Schroder Mutual Funds representative.) Please be sure to obtain a wire reference number. Instruct your bank to wire funds with the assigned reference number as follows:

     State Street Bank and Trust Company
     225 Franklin Street
     Boston, Massachusetts 02110
     ABA No.: 011000028
     Attn: Schroder Mutual Funds
     DDA No.: 9904-650-0
     FBO: Account Registration
     A/C: Mutual Fund Account Number
          Name of Fund

BFDS will not process your purchase until it receives the wired funds.

Automatic purchases. You can make regular investments of $100 or more per month or quarter in Investor Shares of a Fund through automatic deductions from your bank account. Please complete the appropriate section of the Account Application if you would like to utilize this option. For more information, please call
(800) 464-3108.

Brokers and other financial institutions. You may also buy and exchange Investor
Shares of the Funds through an authorized broker or other financial institution that has an agreement with Schroders or Schroder Fund Advisors Inc. The purchase and exchange policies and fees charged by such brokers and other institutions may be different than those of the Funds. For instance, banks, brokers, retirement plans and financial advisers may charge transaction fees and may set different investment minimums or limitations on buying or exchanging Investor
Shares. Please consult a representative of your financial institution for further information.

                                       43

Certain brokers or other financial institutions may accept purchase orders for
Investor Shares on behalf of the Funds. Such brokers or financial institutions may designate other intermediaries to accept purchase orders on behalf of the
Funds. For purposes of pricing, a Fund will be deemed to have received a purchase order when an authorized broker or financial institution or, if applicable, a broker or financial institution's authorized designee, receives the order. Agreements between such brokers or financial institutions and
Schroder Fund Advisors Inc., the Trusts' distributor, provide that these orders will be priced at the Fund's net asset value next determined after they are received by the broker or financial institution or authorized designee. Orders received in good order prior to the close of the Exchange on any day the
Exchange is open for trading will receive the net asset value next determined as of the end of that day. Orders received after that time will receive the next day's net asset value.

Brokers or other agents may charge investors a fee for effecting transactions in shares of a Fund, in addition to any fees the Fund charges.

Purchases in kind. Investors may purchase Investor Shares of a Fund for cash or in exchange for securities, subject to the determination by Schroders in its discretion that the securities are acceptable. (For purposes of determining whether securities will be acceptable, Schroders will consider, among other things, whether they are liquid securities of a type consistent with the investment objective and policies of the Fund and have a readily ascertainable value.) If a Fund receives securities from an investor in exchange for Investor
Shares of the Fund, the Fund will under some circumstances have the same tax basis in the securities as the investor had prior to the exchange (and the
Fund's gain for tax purposes would be calculated with regard to the investor's tax basis), and in such cases the Fund's holding period in those securities would include the investor's holding period. Any gain on the sale of securities received in exchange for Investor Shares of the Fund would be subject to distribution as capital gain to all of the Fund's shareholders. (In some circumstances, receipt of securities from an investor in exchange for Investor
Shares of the Fund may be a taxable transaction to the investor, in which case the Fund's tax basis in the securities would reflect the fair market value of the securities on the date of the exchange, and its holding period in the securities would begin on that date.) The Funds value securities accepted by
Schroders in the same manner as are the Funds' portfolio securities as of the time of the next determination of a Fund's net asset value. Although the Funds seek to determine the fair value of securities contributed to a Fund, any valuation that does not reflect fair value may dilute the interests of the purchasing shareholder or the other shareholders of the Funds. All rights reflected in the market price of accepted securities at the time of valuation become the property of the Funds and must be delivered to the Funds upon receipt by the investor. Investors may realize a taxable gain or loss upon the exchange.
Investors interested in purchases through exchange should telephone Schroders at
(800) 464-3108, their Schroders client representative, or other financial intermediary.

Certain payments by Schroders or its affiliates. Schroder Fund Advisors Inc.,
Schroders, or their affiliates may, at their own expense and out of their own assets, provide compensation to financial intermediaries in connection with sales of Fund shares or shareholder servicing. In some instances, they may make this compensation available only to certain intermediaries who have sold or are expected to sell significant amounts of shares of a Fund. If you purchase or sell shares through an intermediary, the intermediary may charge a separate fee for its services. Consult your intermediary for information.

If correspondence to the shareholder's address of record is returned, then, unless BFDS determines the shareholder's new address, BFDS will reinvest dividends and other distributions returned to it in the applicable Fund(s), and if the correspondence included checks, the checks will be canceled.

HOW TO SELL SHARES

When you may redeem. You may sell your Investor Shares back to a Fund on any day the Exchange is open by sending a letter of instruction or stock power form to
Schroder Mutual Funds, or by calling BFDS

                                       44

at (800) 464-3108. Redemption requests received in good order by Schroder Mutual
Funds, BFDS, or an authorized broker or financial institution (as described below) prior to the close of the Exchange on any day the Exchange is open for trading will be priced at the net asset value next determined as of the end of that day. Orders received after that time will receive the next day's net asset value. A redemption request is in good order if it includes the exact name in which the shares are registered, the investor's account number, and the number of shares or the dollar amount of shares to be redeemed, and, for written requests, if it is signed in accordance with the account registration. A bank, broker-dealer, or certain other financial institutions must guarantee any signature in the form of the Stamp 2000 Medallion Guarantee. An investor can obtain this signature guarantee from a commercial bank, savings bank, credit union, or broker-dealer that participates in one of the Medallion signature guarantee programs. You may redeem your shares by telephone only if you elected the telephone redemption privilege option on your Account Application or otherwise in writing. Telephone redemption proceeds will be sent only to you at an address on record with the Fund for at least 30 days. Unless otherwise agreed, you may only exercise the telephone redemption privilege to redeem shares worth not more than $50,000. Each Trust may require additional documentation from shareholders that are corporations, partnerships, agents, fiduciaries, surviving joint owners, those acting through powers of attorney, or similar delegation.

Each Trust will pay you for your redemptions as promptly as possible and in any event within seven days after the request for redemption is received in good order. Each Trust generally sends payment for shares on the business day after a request is received. In case of emergencies, each Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law. If you paid for your Investor Shares by check, the Trust will not send you your redemption proceeds until the check you used to pay for the shares has cleared, which may take up to 15 calendar days from the purchase date.

Brokers and other financial institutions. You may also redeem and exchange
Investor Shares of the Funds through an authorized broker or other financial institution that has an agreement with Schroders or Schroder Fund Advisors Inc.
The redemption and exchange policies and fees charged by such brokers and other institutions may be different than those of the Funds. For instance, banks, brokers, retirement plans and financial advisers may charge transaction fees and may set different investment minimums or limitations on exchanging or redeeming
Investor Shares. Please consult a representative of your financial institution for further information.

Certain brokers or other financial institutions may accept redemption orders for
Investor Shares on behalf of the Funds. Such brokers or financial institutions may designate other intermediaries to accept redemption orders on behalf of the
Funds. For purposes of pricing, a Fund will be deemed to have received a redemption order when an authorized broker or financial institution or, if applicable, a broker or financial institution's authorized designee, receives the order. Agreements between such brokers or financial institutions and
Schroder Fund Advisors Inc., the Trusts' distributor, provide that these orders will be priced at the Fund's net asset value next determined after they are received by the broker or financial institution or authorized designee. Orders received in good order prior to the close of the Exchange on any day the
Exchange is open for trading will receive the net asset value next determined as of the end of that day. Orders received after that time will receive the next day's net asset value.

Brokers or other agents may charge investors a fee for effecting transactions in shares of a Fund, in addition to any fees a Fund charges.

Involuntary redemptions. If, because of your redemptions, your account balance for any of the Funds falls below a minimum amount set by the Trustees (presently
$2,000), a Trust may choose to redeem your Investor Shares in the Funds and pay you for them. You will receive at least 30 days' written notice before the Trust redeems your Investor Shares, and you may purchase additional Investor Shares at any time to avoid a redemption. Each Trust may also redeem Investor Shares if you own shares of the Funds above a maximum amount set by the Trustees. There is currently no maximum, but the Trustees may establish one at any time, which could apply to both present and future shareholders.

Suspension. Each Trust may suspend the right of redemption of a Fund or postpone payment by a Fund during any period when: (1) trading on the Exchange is restricted, as determined by the Securities and

                                       45

Exchange Commission ("SEC"), or the Exchange is closed; (2) the SEC has by order permitted such suspension; or (3) an emergency (as defined by rules of the SEC)
exists, making disposal of portfolio investments or determination of a Fund's net asset value not reasonably practicable.

Redemptions in kind. The Trusts do not expect to redeem Investor Shares in kind under normal circumstances. If a Trust redeems your Investor Shares in kind, you should expect to incur brokerage expenses and other transaction costs upon the disposition of the securities you receive from the Fund. In addition, the price of those securities may change between the time when you receive the securities and the time when you are able to dispose of them. Schroder Capital Funds
(Delaware) has agreed to redeem Investor Shares of Schroder International Alpha
Fund, Schroder U.S. Opportunities Fund, and Schroder U.S. Large Cap Equity Fund
solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets attributable to Investor Shares during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, Schroder Capital Funds (Delaware) may pay any redemption proceeds exceeding this amount for any of these Funds in whole or in part by a distribution in kind of securities held by the applicable Fund in lieu of cash.
Each Trust may pay redemption proceeds in any amount with respect to Schroder
North American Equity Fund, Schroder Enhanced Income Fund, Schroder U.S. Core
Fixed Income Fund, Schroder Municipal Bond Fund, or Schroder Short-Term
Municipal Bond Fund in whole or in part by a distribution in kind of securities held by the applicable Fund in lieu of cash.

General. If you request that your redemption proceeds be sent to you at an address other than your address of record, or to another party, you must include a signature guarantee for each signature, by an eligible signature guarantor, such as a member firm of a national securities exchange or a commercial bank or trust company located in the United States. If you are a resident of a foreign country, another type of certification may be required. For more details, please contact BFDS at (800) 464-3108, your Schroders client representative or your financial intermediary. Each Trust may require corporations, fiduciaries, and other types of shareholders to supply additional documents which support their authority to effect a redemption. In an effort to prevent unauthorized or fraudulent redemption requests by telephone, BFDS will follow reasonable procedures to confirm that telephone instructions are genuine. BFDS and the
Trusts generally will not be liable for any losses due to unauthorized or fraudulent purchase or redemption requests, but the applicable party or parties may be liable if they do not follow these procedures.

Redemption fee. Schroder International Alpha Fund, Schroder U.S. Opportunities
Fund, and Schroder U.S. Large Cap Equity Fund each impose a 2.00% redemption fee on shares redeemed (including in connection with an exchange) two months or less from their date of purchase. The fee is not a sales charge (load); it is paid directly to the Fund.

To the extent that the redemption fee applies, the price you will receive when you redeem your shares of a Fund is the net asset value next determined after receipt of your redemption request in good order, minus the redemption fee. The redemption fee is applied only against the portion of your redemption proceeds that represents the lower of (i) the initial cost of the shares redeemed and
(ii) the net asset value of the shares at the time of redemption, so that you will not pay a fee on amounts attributable to capital appreciation of your shares. The redemption fee is not assessed on shares acquired through the reinvestment of dividends or distributions paid by the Fund, shares held in employer-sponsored retirement accounts (such as 401(k), 403(b), Keogh, profit sharing, SIMPLE IRA, SEP-IRA and money purchase pension accounts), or shares redeemed through designated systematic withdrawal plans. The redemption fee does apply to IRAs, and may also apply to shares in retirement plans held in broker omnibus accounts.

For purposes of computing the redemption fee, redemptions by a shareholder to which the fee applies will be deemed to have been made in the following order:
(i) from shares of a Fund purchased through the reinvestment of dividends and distributions paid by the Fund; and (ii) from all other shares of a Fund, on a first-purchased, first-redeemed basis. Only shares described in clause (ii)
above that are redeemed two months or less from their date of purchase will be subject to the redemption fee.

                                       46

EXCHANGES

You can exchange your Investor Shares of a Fund for Investor Shares of other funds in the Schroder family of funds at any time at their respective net asset values. An exchange of shares of Schroder International Alpha Fund, Schroder
U.S. Opportunities Fund, or Schroder U.S. Large Cap Equity Fund may be subject to a redemption fee of 2.00% as described above under "Redemption Fee" (such that the exchange would be made at net asset value minus any redemption fee).
The Trusts would treat the exchange as a sale of your Investor Shares, and any gain on the exchange will generally be subject to tax. For a listing of the
Schroder funds available for exchange and to exchange Investor Shares, please call (800) 464-3108. (From outside the United States, please call (617) 483-5000 and ask to speak with a representative of the Schroder Mutual Funds.) In order to exchange shares by telephone, you must complete the appropriate section of the Account Application. The Trusts and Schroders reserve the right to change or suspend the exchange privilege at any time. Schroders would notify shareholders of any such change or suspension.

DIVIDENDS AND DISTRIBUTIONS

Schroder Enhanced Income Fund, Schroder U.S. Core Fixed Income Fund, Schroder
Municipal Bond Fund, and Schroder Short-Term Municipal Bond Fund each declare dividends from net investment income daily and distribute these dividends monthly. Schroder International Alpha Fund, Schroder U.S. Large Cap Equity Fund,
Schroder U.S. Opportunities Fund, and Schroder North American Equity Fund each declare dividends from net investment income and distribute these dividends annually. All Funds distribute any net investment income and any net realized capital gain at least annually. All Funds make distributions from net capital gain after applying any available capital loss carryovers.

Shares begin to earn dividends on the first business day following the day of purchase. Shares earn dividends through the date of redemption.

YOU CAN CHOOSE FROM FOUR DISTRIBUTION OPTIONS:

     o    Reinvest all distributions in additional Investor Shares of your Fund;

     o    Receive distributions from net investment income in cash while reinvesting capital gains distributions in additional Investor Shares of your Fund;

     o    For each Fund, except Schroder North American Equity Fund, receive distributions from net investment income in additional Investor Shares of your Fund while receiving capital gain distributions in cash; or

     o    Receive all distributions in cash.

You can change your distribution option by notifying BFDS in writing. If you do not select an option when you open your account, all distributions by a Fund will be reinvested in Investor Shares of that Fund. You will receive a statement confirming reinvestment of distributions in additional Fund shares promptly following the period in which the reinvestment occurs.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Excessive trading can hurt Fund performance, operations, and shareholders. The
Board of Trustees of each of the Funds has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. Each Fund discourages, and does not accommodate, frequent purchases and redemption of the Fund's shares to the extent Schroders believes that such trading is harmful to a Fund's shareholders, although a Fund will not necessarily prevent all frequent trading in its shares. Each Fund reserves the right, in its discretion, to reject any purchase, in whole or in part
(including, without limitation, purchases by persons whose trading activity
Schroders believes could be harmful to the Fund). Each Trust or Schroders may also limit the amount or number of exchanges or reject any purchase by exchange if the Trust or Schroders believes that the investor in

                                       47

question is engaged in "market timing activities" or similar activities that may be harmful to a Fund or its shareholders, although the Trusts and Schroders have not established any maximum amount or number of such exchanges that may occur in any period. In addition, the Board of Trustees of Schroder International Alpha
Fund, Schroder U.S. Opportunities Fund, and Schroder U.S. Large Cap Equity Fund
has established a 2.00% redemption fee for shares of these Funds held for two months or less from their date of purchase. See "How to Sell Shares - Redemption
Fee" for further information. The ability of Schroders to monitor trades that are placed through omnibus or other nominee accounts is limited in those instances in which the broker, retirement plan administrator, or fee-based program sponsor does not provide complete information to Schroders regarding underlying beneficial owners of Fund shares. The Trusts or their distributor may enter into written agreements with financial intermediaries who hold omnibus accounts that require the intermediaries to provide certain information to the
Trusts regarding shareholders who hold shares through such accounts and to restrict or prohibit trading in Fund shares by shareholders identified by the
Trusts as having engaged in trades that violate the Trusts' "market timing"
policies. Each Trust or Schroders may take any steps they consider appropriate in respect of frequent trading in omnibus accounts, including seeking additional information from the holder of the omnibus account or potentially closing the omnibus account (although there can be no assurance that the Trusts or Schroders would do so). Please see the applicable SAI for additional information on frequent purchases and redemptions of Fund shares. There can be no assurance that the Funds or Schroders will identify all harmful purchase or redemption activity, or market timing or similar activities, affecting the Funds, or that the Funds or Schroders will be successful in limiting or eliminating such activities.

PAYMENT OF FEES

Subject to general review by the Board of Trustees, the Funds may pay Schroders or its affiliates, banks, broker-dealers, financial advisors, or other financial institutions fees for sub-administration, sub-transfer agency, and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. In addition, the Funds' service providers, including Schroders, or any of their affiliates, may, from time to time, make these types of payment or payments for other shareholder services or distribution, out of their own resources and without additional cost to a Fund or its shareholders.

TAXES

TAXES ON DIVIDENDS AND DISTRIBUTIONS. For federal income tax purposes, distributions of investment income (except "exempt-interest dividends" - see below) are taxed as ordinary income. Taxes on distributions of capital gains
(including those the income from which is tax-exempt) are determined by how long a Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions of net capital gains from the sale of investments that a Fund has held for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less and gains on the sale of bonds characterized as market discount will be taxable as ordinary income. For taxable years beginning before January 1, 2009, distributions of investment income designated by a Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at rates applicable to long-term capital gains, provided holding period and other requirements are met at both the shareholder and Fund level.
Schroder Enhanced Income Fund, Schroder U.S. Core Fixed Income Fund, Schroder
Municipal Bond Fund, and Schroder Short-Term Municipal Bond Fund do not expect a significant portion of their distributions to be derived from qualified dividend income.

Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares.

For Schroder Municipal Bond Fund and Schroder Short-Term Municipal Bond Fund,
distributions designated as "exempt-interest dividends" will generally not be subject to federal income tax. Gains realized by a Fund on the sale or exchange of investments the income from which is tax-exempt will be taxable to shareholders. Shareholders of the Funds who receive social security or railroad retirement

                                       48

benefits should consult their tax advisor to determine what effect, if any, an investment in the Funds may have on the federal taxation of their benefits. In addition, an investment in the Funds may result in liability for federal alternative minimum tax, both for individual and corporate shareholders.

Distributions by a Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of a Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in a Fund) from such a plan.

A Fund's investment in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

In general, dividends (other than capital gain dividends) paid to a shareholder that is not a "U.S. person" within the meaning of the Internal Revenue Code (a
"foreign person"), are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, under the American Jobs
Creation Act of 2004, effective for taxable years of the Funds beginning after
December 31, 2004 and before January 1, 2008, the Funds generally will not be required to withhold any amounts with respect to distributions of (i) U.S.
source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Funds.

Long-term capital gain rates applicable to individuals have been temporarily reduced - in general, to 15% with lower rates applying to taxpayers in the 10%
and 15% rate brackets - for taxable years beginning before January 1, 2009.

TAXES WHEN YOU SELL, REDEEM OR EXCHANGE YOUR SHARES. Any gain resulting from a redemption, sale or exchange (including an exchange for shares of another fund)
of your shares in a Fund will also generally be subject to federal income tax at either short-term or long-term capital gain rates depending on how long you have owned your shares.

FOREIGN TAXES. A Fund's investments in foreign securities may be subject to foreign withholding or other taxes. In that case, the Fund's return on those securities would be decreased. Shareholders of Schroders Funds that invest more than 50% of their assets in foreign securities may be entitled to claim a credit or deduction with respect to foreign taxes. Shareholders of other Schroders funds generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, investments in foreign securities may increase or accelerate a Fund's recognition of ordinary income and may affect the timing or amount of a Fund's distributions.

DERIVATIVES. A Fund's use of derivatives may affect the amount, timing, and character of distributions to shareholders and, therefore, may increase the amount of taxes payable by shareholders.

CONSULT YOUR TAX ADVISOR ABOUT OTHER POSSIBLE TAX CONSEQUENCES. This is a
summary of certain U.S. federal income tax consequences of investing in the
Funds. You should consult your tax advisor for more information on your own tax situation, including possible other federal, state, local and foreign tax consequences of investing in the Funds.

DISCLOSURES OF FUND PORTFOLIO INFORMATION

Please see the applicable Fund's SAI for a description of a Fund's policies and procedures regarding the persons to whom the Funds or Schroders may disclose a
Fund's portfolio securities positions, and under which circumstances.

                                       49

FINANCIAL HIGHLIGHTS

The financial highlights below are intended to help you understand financial performance of each of the Funds for the past five years or, if more recent, since their inception. Certain information reflects financial results for a single Fund share. The total returns represent the total return for an investment in Investor Shares of a Fund, assuming reinvestment of all dividends and distributions.

For all periods presented, the financial highlights have been audited by
PricewaterhouseCoopers LLP, independent registered public accountant to the
Funds. The audited financial statements for the Funds and the related independent registered public accountant's report are contained in the Funds'
combined Annual Report and are incorporated by reference into each Fund's SAI.
Copies of the Annual Report may be obtained without charge by writing the Funds at P.O. Box 8507, Boston, Massachusetts 02266, or by calling (800) 464-3108. The
Funds' Annual Report is also available on the following website:
www.schroderfunds.com.

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGH THE PERIOD ENDED OCTOBER 31

                                                       NET REALIZED
                                                            AND
                                                        UNREALIZED                              DISTRIBUTIONS
                                                          GAINS                                 FROM NET GAIN
                                                         (LOSSES) ON                                  ON
                              NET ASSET       NET       INVESTMENTS                 DIVIDENDS    INVESTMENTS
                                VALUE,    INVESTMENT    AND FOREIGN   TOTAL FROM    FROM NET     AND FOREIGN    DISTRIBUTIONS
                              BEGINNING     INCOME       CURRENCY     INVESTMENT   INVESTMENT      CURRENCY      FROM RETURN
                              OF PERIOD     (LOSS)     TRANSACTIONS   OPERATIONS     INCOME      TRANSACTIONS     OF CAPITAL
                              ---------   ----------   -------------  ----------   ----------   -------------   -------------

INTERNATIONAL ALPHA FUND
2005                            $ 7.08     $0.14          $ 1.22        $ 1.36       $(0.09)       $   --            $   --
2004                              6.37      0.09            0.75          0.84        (0.13)           --                --
2003                              5.37      0.10            1.08          1.18        (0.12)        (0.06)               --
2002                              7.26      0.04           (1.13)        (1.09)          --         (0.80)               --
2001                             16.74      0.09           (2.38)        (2.29)       (0.31)        (6.88)               --
NORTH AMERICAN EQUITY FUND
2005(b)                         $11.00     $0.06          $ 0.63        $ 0.69       $(0.05)       $(0.49)           $   --
2005(c)                          10.88      0.22            0.62          0.84        (0.20)        (0.52)               --
2004(c)(d)                       10.00      0.09            0.86          0.95        (0.04)        (0.03)               --
U.S. OPPORTUNITIES FUND
2005                            $19.58        --(e)       $ 2.11*       $ 2.11       $   --        $(2.03)           $   --
2004                             16.18        --(e)         3.40*         3.40           --            --                --
2003                             12.57      (0.16)          4.11          3.95           --         (0.34)               --
2002                             15.17      (0.10)         (1.15)        (1.25)          --         (1.35)               --
2001                             18.01      (0.13)          0.59          0.46           --         (3.30)               --
U.S. LARGE CAP EQUITY FUND
2005                            $ 3.73     $0.01          $ 0.31        $ 0.32       $(0.01)       $   --            $   --
2004                              3.47        --(e)         0.26          0.26           --            --                --
2003                              2.76        --(e)         0.71          0.71           --            --                --
2002                              3.55      (0.03)         (0.75)        (0.78)          --            --             (0.01)
2001                              4.95        --(e)        (1.40)        (1.40)          --            --                --
ENHANCED INCOME FUND
2005(f)                         $10.00     $0.26          $(0.04)       $ 0.22       $(0.26)       $   --            $   --
U.S. CORE FIXED INCOME FUND
2005(f)                         $10.00     $0.30          $(0.15)       $ 0.15       $(0.30)       $   --            $   --

                                       50

MUNICIPAL BOND FUND
2005                            $10.12     $0.36          $(0.15)       $ 0.21       $(0.36)       $   --            $   --
2004(g)                          10.00      0.24            0.11          0.35        (0.23)           --                --
SHORT-TERM MUNICIPAL BOND
FUND
2005                            $ 9.97     $0.29          $(0.05)       $ 0.24       $(0.29)       $   --            $   --
2004(g)                          10.00      0.15           (0.03)         0.12        (0.15)           --                --

                                                                                            RATIO OF NET
                                                            RATIO OF         RATIO OF        INVESTMENT
                                                           EXPENSES TO      EXPENSES TO     INCOME (LOSS)
                                                           AVERAGE NET      AVERAGE NET      TO AVERAGE
                                                              ASSETS           ASSETS        NET ASSETS
                                                           (INCLUDING       (EXCLUDING       (INCLUDING
                 NET ASSET                 NET ASSETS,       WAIVERS,         WAIVERS,        WAIVERS,
    TOTAL       VALUE, END     TOTAL     END OF PERIOD   REIMBURSEMENTS   REIMBURSEMENTS   REIMBURSEMENTS     PORTFOLIO
DISTRIBUTIONS    OF PERIOD   RETURN(A)       (000)        AND OFFSETS)     AND OFFSETS)     AND OFFSETS)    TURNOVER RATE
-------------   ----------   ---------   -------------   --------------   --------------   --------------   -------------

   $(0.09)        $ 8.35       19.45%      $    6,545         1.25%            3.88%            1.85%            126%
    (0.13)          7.08       13.31            5,233         1.25             3.36             1.16             136
    (0.18)          6.37       22.66            6,242         1.25             3.27             2.09              50
    (0.80)          5.37      (17.20)           6,427         1.14             1.94             0.60             111
    (7.19)          7.26      (24.96)          20,850         0.99             1.41             0.57             146
   $(0.54)        $11.15        6.35%      $1,303,276         0.35%            0.35%            1.39%             30%
    (0.72)         11.00        7.59          883,146         0.33             0.33             1.79              89
    (0.07)         10.88        9.56          890,929         0.37             0.37             1.29              54
   $(2.03)        $19.66       11.26%      $  140,467         1.13%            1.13%           (0.29)%           107%
       --          19.58       21.01           73,679         1.62             1.62            (0.83)            144
    (0.34)         16.18       32.13           46,783         1.93             2.25            (1.22)            162
    (1.35)         12.57       (9.91)          41,857         1.49             1.50            (0.75)             81
    (3.30)         15.17        3.25           28,096         1.49             1.83            (0.79)            105
   $(0.01)        $ 4.04        8.54%      $    7,873         2.00%            2.82%            0.12%             48%
       --           3.73        7.49            8,434         2.00             2.77            (0.15)             50
       --           3.47       25.72            9,102         2.39             3.56            (0.13)             61
    (0.01)          2.76      (22.05)           9,475         2.01             2.22            (0.75)             57
       --           3.55      (28.28)          19,447         1.50             1.76            (0.08)             62
   $(0.26)        $ 9.96        2.17%      $  101,106         0.40%            0.82%            3.08%             61%
   $(0.30)        $ 9.85        1.51%      $    9,138         0.40%            3.05%            3.61%            571%
   $(0.36)        $ 9.97        2.14%      $   96,114         0.55%            0.93%            3.70%             27%
    (0.23)         10.12        3.53           45,781         0.55             1.41             2.82              46
   $(0.29)        $ 9.92        2.47%      $  131,062         0.55%            0.85%            3.03%             36%
    (0.15)          9.97        1.26           74,031         0.55             1.30             1.95              17

*    Includes redemption fees. Amount was less than $0.01 per share.

(a)  Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown. Total return calculations for a period of less than one year are not annualized.

(b)  For the six months ended October 31, 2005, the North American Equity Fund's fiscal year end changed from April 30 to October 31. All ratios for the period have been annualized, except for the Portfolio Turnover Rate.

(c)  For the year or period ended April 30.

(d)  Commenced operations on September 17, 2003. All ratios for the period have been annualized, except for the Portfolio Turnover Rate.

(e)  Amount was less than $(0.01) per share.

(f)  Commenced operations on December 31, 2004. All ratios for the period have been annualized, except for the Portfolio Turnover Rate.

(g)  Commenced operations on December 31, 2003. All ratios for the period have been annualized, except for the Portfolio Turnover Rate.

                                       51

USA PATRIOT ACT

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account directly with a Fund, you will be asked your name, address, date of birth, and other information that will allow you to be identified. You may also be asked for other identifying documentation.
If a Trust is unable to verify the information shortly after your account is opened, your account may be closed and your shares redeemed at their net asset values at the time of the redemption.

                                       52

                                INVESTMENT MANAGER
                Schroder Investment Management North America Inc.
                                875 Third Avenue
                            New York, New York 10022

                             INVESTMENT SUB-ADVISER
   SCHRODER INTERNATIONAL ALPHA FUND AND SCHRODER NORTH AMERICAN EQUITY FUND
              Schroder Investment Management North America Limited
                                31 Gresham Street
                                 London EC2V 7QA

                                  ADMINISTRATOR
SCHRODER ENHANCED INCOME FUND, SCHRODER MUNICIPAL BOND FUND, SCHRODER SHORT-TERM
          MUNICIPAL BOND FUND AND SCHRODER U.S. CORE FIXED INCOME FUND
                      SEI Investments Global Funds Services
                             1 Freedom Valley Drive
                            Oaks, Pennsylvania 19456

                                  ADMINISTRATOR
    SCHRODER INTERNATIONAL ALPHA FUND, SCHRODER U.S. OPPORTUNITIES FUND, AND
                       SCHRODER NORTH AMERICAN EQUITY FUND
                           Schroder Fund Advisors Inc.
                                875 Third Avenue
                            New York, New York 10022

                                SUB-ADMINISTRATOR
     SCHRODER INTERNATIONAL ALPHA FUND, SCHRODER U.S. LARGE CAP EQUITY FUND,
    SCHRODER U.S. OPPORTUNITIES FUND, AND SCHRODER NORTH AMERICAN EQUITY FUND
                      SEI Investments Global Funds Services
                             1 Freedom Valley Drive
                            Oaks, Pennsylvania 19456

                                    CUSTODIAN
                             J.P. Morgan Chase Bank
                                 270 Park Avenue
                            New York, New York 10017

                                   DISTRIBUTOR
                           Schroder Fund Advisors Inc.
                                875 Third Avenue
                            New York, New York 10022

                     TRANSFER AND DIVIDEND DISBURSING AGENT
                      Boston Financial Data Services, Inc.
                               Two Heritage Drive
                        North Quincy, Massachusetts 02171

                                     COUNSEL
                                Ropes & Gray LLP
                             One International Place
                           Boston, Massachusetts 02110

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                           PricewaterhouseCoopers LLP
                               Two Commerce Square
                                   Suite 1700
                               2001 Market Street
                        Philadelphia, Pennsylvania 19103

SCHRODER CAPITAL FUNDS (DELAWARE)
Schroder International Alpha Fund
Schroder U.S. Opportunities Fund
Schroder U.S. Large Cap Equity Fund

SCHRODER SERIES TRUST
Schroder Enhanced Income Fund
Schroder U.S. Core Fixed Income Fund
Schroder Short-Term Municipal Bond Fund
Schroder Municipal Bond Fund

SCHRODER GLOBAL SERIES TRUST
Schroder North American Equity Fund

Each of the Funds has a Statement of Additional Information ("SAI") and annual and semi-annual reports to shareholders which contain additional information about the applicable Fund. In the applicable Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The
SAIs and the financial statements included in the Funds' most recent annual report to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. You may get free copies of these materials, request other information about the Funds, or make shareholder inquiries by calling (800) 464-3108. From outside the United States, please call (617) 483-5000 and ask to speak with a representative of the
Schroder Mutual Funds. The Funds' SAIs and annual and semi-annual reports are also available on the following website: www.schroderfunds.com.

You may review and copy information about each Fund, including its SAI, at the
Securities and Exchange Commission's public reference room in Washington, D.C.
You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about each Fund on the Commission's Internet site at www.sec.gov.
You may get copies of this information, with payment of a duplication fee, by electronic request to the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, D.C.
20549-0102. You may need to refer to Trusts' file numbers under the Investment
Company Act, which are: Schroder Capital Funds (Delaware): 811-1911; Schroder
Series Trust: 811-7840; and Schroder Global Series Trust: 811-21364.

SCHRODER CAPITAL FUNDS (DELAWARE)
SCHRODER SERIES TRUST
SCHRODER GLOBAL SERIES TRUST
875 Third Avenue
New York, New York 10022
(800) 464-3108
File No. 811-1911 - Schroder Capital Funds (Delaware)
File No. 811-7840 - Schroder Series Trust
File No. 811-21364 - Schroder Global Series Trust

                        SCHRODER CAPITAL FUNDS (DELAWARE)

                        Schroder International Alpha Fund
                       Schroder U.S. Large Cap Equity Fund
                        Schroder U.S. Opportunities Fund

                                    FORM N-1A
                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                                  MARCH 1, 2006

         This Statement of Additional Information ("SAI") is not a prospectus and is only authorized for distribution when accompanied or preceded by a
Prospectus for the Funds, as amended or supplemented from time to time. This SAI relates to the Funds' Investor Shares, which are offered through a Prospectus dated March 1, 2006, as amended or supplemented from time to time. This SAI contains information which may be useful to investors but which is not included in the Prospectus. Investors may obtain free copies of the Prospectus by calling the Trust at 800-464-3108.

         Certain disclosure has been incorporated by reference into this SAI from the Funds' most recent annual report. For a free copy of the annual report, please call 800-464-3108.

                                TABLE OF CONTENTS

TRUST HISTORY.............................................................     1
FUND CLASSIFICATION.......................................................     1
CAPITALIZATION AND SHARE CLASSES..........................................     1
ADDITIONAL INFORMATION CONCERNING THE FUNDS' PRINCIPAL INVESTMENT

APPENDIX C SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC. POLICY
   RELATING TO IDENTIFYING AND ACTING UPON CONFLICTS OF INTEREST IN
   CONNECTION WITH ITS PROXY VOTING OBLIGATIONS...........................   C-1

                        SCHRODER CAPITAL FUNDS (DELAWARE)

                       STATEMENT OF ADDITIONAL INFORMATION

TRUST HISTORY

          Schroder Capital Funds (Delaware) (the "Trust") was organized as a
Maryland corporation on July 30, 1969; reorganized on February 29, 1988 as
Schroder Capital Funds, Inc.; and reorganized as a Delaware business trust organized under the laws of the State of Delaware on January 9, 1996. The Trust is governed by a Trust Instrument and under Delaware law. Schroder Investment
Management North America Inc. ("Schroders") and its corporate predecessors have served as investment adviser to the Trust since its inception. Schroder
Investment Management North America Limited ("SIMNA Ltd."), an affiliate of
Schroders, servies as sub-adviser to Schroder International Alpha Fund responsible for that Fund's day-to-day portfolio management.

FUND CLASSIFICATION

          The Trust currently offers shares of beneficial interest of three series with separate investment objectives and policies (the "Funds"), which are offered pursuant to the Prospectus and this SAI. Each Fund is an open-end, management investment company registered under the Investment Company Act of
1940, as amended (the "Investment Company Act"). Each Fund is a "diversified"
investment company under the Investment Company Act. This means that with respect to 75% of a Fund's total assets, (i) the Fund may not invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of that issuer (this limitation does not apply to investments in U.S.
Government securities or securities of other investment companies) and (ii) the
Fund may not invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of investment) of the outstanding voting securities of any one issuer (this limitation does not apply to investments in
U.S. Government securities or securities of other investment companies). This limitation does not apply with respect to the remaining 25% of its total assets.
To the extent a Fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of the issuer's securities declines.

CAPITALIZATION AND SHARE CLASSES

          The Trust has an unlimited number of shares of beneficial interest that may, without shareholder approval, be divided into an unlimited number of series of such shares, which, in turn, may be divided into an unlimited number of classes of such shares. Each Fund listed in this SAI currently offers one class of shares, Investor Shares. A Fund may suspend the sale of shares at any time.

          Shares entitle their holders to one vote per share, with fractional shares voting proportionally; however, a separate vote will be taken by each
Fund or class of shares on matters affecting the particular Fund or class, as determined by the Trustees. For example, a change in a fundamental investment policy for a Fund would be voted upon only by shareholders of that Fund and a change to a distribution plan relating to a particular class and requiring shareholder approval would be voted upon only by shareholders of that class.
Shares have noncumulative voting rights. Although the Trust is not required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees or to take other actions as provided in the
Trust Instrument. Shares have no preemptive or subscription rights, and are transferable. Shares are entitled to dividends as declared by the Trustees,

                                        1

and if a Fund were liquidated, each class of shares of the Fund would receive the net assets of the Fund attributable to the class.

ADDITIONAL INFORMATION CONCERNING THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES

          The following discussion provides additional information concerning the Funds' principal investment strategies and the principal risks of the Funds described in the Prospectus. Because the following is a combined description of investment strategies and risks for all the Funds, certain strategies and risks described below may not apply to your Fund. Unless a strategy or policy described below is specifically prohibited by a Fund's investment restrictions as set forth in the Prospectus or under "Investment Restrictions" in this SAI, or by applicable law, a Fund may engage in each of the practices described below.

          CERTAIN DERIVATIVE INSTRUMENTS. Derivative instruments are financial instruments whose value depends upon, or is derived from, the value of an underlying asset, such as a security, index or currency. As described below, to the extent permitted under "Investment Restrictions" below and in the
Prospectus, each Fund may engage in a variety of transactions involving the use of derivative instruments, including options and futures contracts on securities and securities indices, options on futures contracts, and short sales. These transactions may be used by a Fund for hedging purposes or, to the extent permitted by applicable law, to increase its current return. The Funds may also engage in derivative transactions involving foreign currencies. See "Foreign
Currency Transactions."

          OPTIONS. Each Fund may purchase and sell covered put and call options on its portfolio securities to enhance investment performance and to protect against changes in market prices.

Covered call options. A Fund may write covered call options on its portfolio securities to realize a greater current return through the receipt of premiums than it would realize on its securities alone. Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Fund.

          A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. A call option is "covered" if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities.

          In return for the premium received when it writes a covered call option, the Fund gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option. The Fund retains the risk of loss should the price of such securities decline. If the option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund's cost for the underlying security and the proceeds of the sale (exercise price minus commissions) plus the amount of the premium.

A Fund may terminate a call option that it has written before it expires by entering into a closing purchase transaction. A Fund may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction may be offset by a decline in the value of the underlying security. Conversely,

                                        2

because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Covered put options. A Fund may write covered put options in order to enhance its current return. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Fund plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A put option is "covered" if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.

          In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, the Fund also receives interest on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value.

          A Fund may terminate a put option that it has written before it expires by a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

Purchasing put and call options. A Fund may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.

          A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

          A Fund may also purchase put and call options to enhance its current return. A Fund may also buy and sell combinations of put and call options on the same underlying security to earn additional income.

Options on foreign securities. A Fund may purchase and sell options on foreign securities if in Schroder's opinion the investment characteristics of such options, including the risks of investing in such options, are consistent with the Fund's investment objectives. It is expected that risks related to such options will not differ materially from risks related to options on U.S.
securities. However, position limits and other rules of foreign exchanges may differ from those in the U.S. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the U.S.

                                        3

Risks involved in the sale of options. Options transactions involve certain risks, including the risks that Schroders will not forecast interest rate or market movements correctly, that a Fund may be unable at times to close out such positions, or that hedging transactions may not accomplish their purpose because of imperfect market correlations. The successful use of these strategies depends on the ability of Schroders to forecast market and interest rate movements correctly.

          An exchange-listed option may be closed out only on an exchange which provides a secondary market for an option of the same series. Although a Fund will enter into an option position only if Schroders believes that a liquid secondary market exists, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If no secondary market were to exist, it would be impossible to enter into a closing transaction to close out an option position. As a result, a Fund may be forced to continue to hold, or to purchase at a fixed price, a security on which it has sold an option at a time when Schroders believes it is inadvisable to do
so.

          Higher than anticipated trading activity or order flow or other unforeseen events might cause The Options Clearing Corporation or an exchange to institute special trading procedures or restrictions that might restrict the
Funds' use of options. The exchanges have established limitations on the maximum number of calls and puts of each class that may be held or written by an investor or group of investors acting in concert. It is possible that the Funds and other clients of Schroders may be considered such a group. These position limits may restrict the Funds' ability to purchase or sell options on particular securities.

          As described below, each Fund generally expects that its options transactions will be conducted on recognized exchanges. In certain instances, however, a Fund may purchase and sell options in the over-the-counter markets.
Options which are not traded on national securities exchanges may be closed out only with the other party to the option transaction. For that reason, it may be more difficult to close out over-the-counter options than exchange-traded options. Options in the over-the-counter market may also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to a Fund. Furthermore, over-the-counter options are not subject to the protection afforded purchasers of exchange-traded options by The
Options Clearing Corporation. A Fund will, however, engage in over-the-counter options transactions only when appropriate exchange-traded options transactions are unavailable and when, in the opinion of Schroders, the pricing mechanism and liquidity of the over-the-counter markets are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A Fund will treat over-the-counter options (and, in the case of options sold by the
Fund, the underlying securities held by the Fund) as illiquid investments as required by applicable law.

          Government regulations, particularly the requirements for
qualification as a "regulated investment company" (a "RIC") under the United
States Internal Revenue Code of 1986, may also restrict the Trust's use of options.

          FUTURES CONTRACTS. To the extent permitted under "Investment
Restrictions" below and in the Prospectus and by applicable law, the Funds may buy and sell futures contracts, options on futures contracts, and related instruments in order to hedge against the effects of adverse market changes or to increase current return. Depending upon the change in the value of the underlying security or index when a Fund enters into or terminates a futures contract, the Fund may realize a gain or loss.

                                        4

          The Funds are operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity
Exchange Act (the "CEA") and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA.

Futures on Securities and Related Options. A futures contract on a security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of securities having a standardized face value and rate of return. By purchasing futures on securities -- assuming a "long" position -- a Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed price. By selling futures on securities -- assuming a "short" position -- it will legally obligate itself to make the future delivery of the security against payment of the agreed price. Open futures positions on securities will be valued at the most recent settlement price, unless that price does not, in the judgment of persons acting at the direction of the Trustees as to the valuation of the
Fund's assets, reflect the fair value of the contract, in which case the positions will be fair valued by the Trustees or such persons.

          Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, a Fund may instead make or take delivery of the underlying securities whenever it appears economically advantageous to the Fund to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for such closing transactions and guarantees that a Fund's sale and purchase obligations under closed-out positions will be performed at the termination of the contract.

          Hedging by use of futures on securities seeks to establish more certainly than would otherwise be possible the effective rate of return on portfolio securities. A Fund may, for example, take a "short" position in the futures market by selling contracts for the future delivery of securities held by the Fund (or securities having characteristics similar to those held by the
Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities may substantially be offset by appreciation in the value of the futures position.

          On other occasions, a Fund may take a "long" position by purchasing futures on securities. This would be done, for example, when the Fund expects to purchase particular securities when it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Fund of purchasing the securities may be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase.

          Successful use by a Fund of futures contracts on securities is subject to Schroders' ability to predict correctly movements in the direction of the security's price and factors affecting markets for securities. For example, if a
Fund has hedged against the possibility of an increase in interest rates which would adversely affect the market prices of securities held by it and the prices of such securities increase

                                        5

instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

          A Fund may purchase and write put and call options on certain futures contracts, as they become available. Such options are similar to options on securities except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an option of the same series.
There is no guarantee that such closing transactions can be effected. A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers'
requirements, and, in addition, net option premiums received will be included as initial margin deposits. See "Margin Payments" below. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. However, there may be circumstances when the purchase of call or put options on a futures contract would result in a loss to a Fund when the purchase or sale of the futures contracts would not, such as when there is no movement in the prices of securities. The writing of a put or call option on a futures contract involves risks similar to those risks relating to the purchase or sale of futures contracts.

Index Futures Contracts and Options. A Fund may invest in debt index futures contracts and stock index futures contracts, and in related options. A debt index futures contract is a contract to buy or sell units of a specified debt index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the index. A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the stock index.

          Depending on the change in the value of the index between the time when a Fund enters into and terminates an index futures transaction, the Fund may realize a gain or loss. The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor's 100 Stock
Index is composed of 100 selected common stocks, most of which are listed on the
New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of
$180 and the S&P 100 Index is at $184 on that future date, the Fund will gain
$400 (100 units x gain of $4). If the Fund enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose
$200 (100 units x loss of $2).

          A Fund may purchase or sell futures contracts with respect to any securities indices. Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

                                        6

          In order to hedge a Fund's investments successfully using futures contracts and related options, a Fund must invest in futures contracts with respect to indices or sub-indices the movements of which will, in Schroder's judgment, have a significant correlation with movements in the prices of the
Fund's portfolio securities.

          Options on index futures contracts are similar to options on securities except that options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder's option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

          As an alternative to purchasing and selling call and put options on index futures contracts, each of the Funds that may purchase and sell index futures contracts may purchase and sell call and put options on the underlying indices themselves to the extent that such options are traded on national securities exchanges. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy
(in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash "exercise settlement amount". This amount is equal to the amount by which the fixed exercise price of the option exceeds
(in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed
"index multiplier".

          A Fund may purchase or sell options on stock indices in order to close out its outstanding positions in options on stock indices which it has purchased. A Fund may also allow such options to expire unexercised.

          Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

          A Fund may also purchase warrants, issued by banks and other financial institutions, whose values are based on the values from time to time of one or more securities indices.

Margin Payments. When a Fund purchases or sells a futures contract, it is required to deposit with its custodian or with a futures commission merchant an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as
"initial margin". The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to a Fund upon termination of the contract, assuming a Fund satisfies its contractual obligations.

          Subsequent payments to and from the broker occur on a daily basis in a process known as "marking to market". These payments are called "variation margin" and are made as the value of the

                                        7

underlying futures contract fluctuates. For example, when a Fund sells a futures contract and the price of the underlying security rises above the delivery price, the Fund's position declines in value. The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract. Conversely, if the price of the underlying security falls below the delivery price of the contract, the Fund's futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract.

          When a Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the
Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

          SPECIAL RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS

Liquidity Risks. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures.
Although each Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

          In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although a Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that a Fund would have to exercise the options in order to realize any profit.

Hedging Risks. There are several risks in connection with the use by a Fund of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the underlying securities or index or in the prices of a Fund's securities which are the subject of a hedge.
Schroders will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indices the movements of which will, in its judgment, correlate closely with movements in the prices of the underlying securities or index and a Fund's portfolio securities sought to be hedged.

          Successful use of futures contracts and options by a Fund for hedging purposes is also subject to Schroder's ability to predict correctly movements in the direction of the market. It is possible that, where a Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in value in its portfolio securities. In addition, the prices of futures, for a number of reasons,

                                        8

may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by Schroders may still not result in a successful hedging transaction over a very short time period.

Lack of Availability. Because the markets for certain options and futures contracts and other derivative instruments in which a Fund may invest (including markets located in foreign countries) are relatively new and still developing and may be subject to regulatory restraints, a Fund's ability to engage in transactions using such instruments may be limited. Suitable derivative transactions may not be available in all circumstances and there is no assurance that a Fund will engage in such transactions at any time or from time to time. A
Fund's ability to engage in hedging transactions may also be limited by certain regulatory and tax considerations.

Other Risks. Each Fund will incur brokerage fees in connection with its futures and options transactions. In addition, while futures contracts and options on futures may be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.
Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

          SHORT SALES. To the extent permitted under "Investment Restrictions"
below and in the Prospectus, the Funds may seek to hedge investments or realize additional gains through short sales.

          Short sales are transactions in which a Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund's custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. A Fund also will incur transaction costs in effecting short sales.

          A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund may realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Fund may be required to pay in connection with a short sale. A Fund's loss on a short sale could theoretically be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position. There can be no assurance that a Fund will be able to close out a short position at any particular time or at an acceptable price. In addition, short positions may result in a loss if a portfolio strategy of which the short position is a part is otherwise unsuccessful.

                                        9

          FOREIGN SECURITIES. Each Fund may invest in securities principally traded in foreign markets. Schroder International Alpha Fund invests primarily in foreign securities. Each Fund may also invest in Eurodollar certificates of deposit and other certificates of deposit issued by United States branches of foreign banks and foreign branches of United States banks.

          Investments in foreign securities may involve risks and considerations different from or in addition to investments in domestic securities. There may be less information publicly available about a foreign company than about a U.S.
company, and foreign companies are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the
United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Fund's assets held abroad) and expenses not present in the settlement of domestic investments. Also, because foreign securities are normally denominated and traded in foreign currencies, the values of a Fund's assets may be affected favorably or unfavorably by currency exchange rates and exchange control regulations, and a Fund may incur costs in connection with conversion between currencies.

          In addition, with respect to certain foreign countries, there is a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, adoption of foreign governmental restrictions affecting the payment of principal and interest, imposition of withholding or confiscatory taxes, political or financial instability, and adverse political, diplomatic or economic developments which could affect the values of investments in those countries. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the
United States or other countries and it may be more difficult to obtain and enforce a judgment against a foreign issuer. Also, the laws of some foreign countries may limit a Fund's ability to invest in securities of certain issuers located in those countries. Special tax considerations apply to foreign securities.

          Income received by a Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known, and tax laws and their interpretations may change from time to time and may change without advance notice. Any such taxes paid by a Fund will reduce its net income available for distribution to shareholders.

          EMERGING MARKET SECURITIES. The Schroder International Alpha Fund may
invest in securities of companies determined by Schroders to be "emerging market" issuers. The risks of investing in foreign securities are particularly high when securities of issuers based in developing or emerging market countries are involved. Investing in emerging market countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. These risks include: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets;
controls on foreign investment and limitations on repatriation of invested capital and on a Fund's ability to exchange local currencies for U.S. dollars;
unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a

                                       10

judgment in a court outside the United States; and greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

          In addition, a number of emerging market countries restrict, to various degrees, foreign investment in securities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

          FOREIGN CURRENCY TRANSACTIONS. Each Fund may engage in currency exchange transactions to protect against uncertainty in the level of future foreign currency exchange rates and to increase current return. A Fund may engage in both "transaction hedging" and "position hedging".

          When it engages in transaction hedging, a Fund enters into foreign currency transactions with respect to specific receivables or payables of that
Fund generally arising in connection with the purchase or sale of its portfolio securities. A Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, a Fund will attempt to protect against a possible loss resulting from an adverse change in the relationship between the
U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

          A Fund may purchase or sell a foreign currency on a spot (or cash)
basis at the prevailing spot rate in connection with transaction hedging. A Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

          For transaction hedging purposes, a Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives a Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives a Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Fund the right to purchase a currency at the exercise price until the expiration of the option. A Fund will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in Schroder's opinion, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations.

          When it engages in position hedging, a Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by a Fund are denominated or are quoted in their principal trading markets or an increase in the value of currency for securities which a Fund expects to purchase. In connection with position hedging, a Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. A Fund may also purchase or sell foreign currency on a spot basis.

                                       11

          The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

          It is impossible to forecast with precision the market value of a
Fund's portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities of a Fund if the market value of such security or securities exceeds the amount of foreign currency a Fund is obligated to deliver.

          To offset some of the costs to a Fund of hedging against fluctuations in currency exchange rates, a Fund may write covered call options on those currencies.

          Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency. Also, suitable foreign

                                       12

currency hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will utilize hedging transactions at any time or from time to time.

          A Fund may also seek to increase its current return by purchasing and selling foreign currency on a spot basis, and by purchasing and selling options on foreign currencies and on foreign currency futures contracts, and by purchasing and selling foreign currency forward contracts.

Currency Forward and Futures Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders
(usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

          Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

          At the maturity of a forward or futures contract, a Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

          Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although a Fund will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin on its futures positions.

Foreign Currency Options. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have been listed on several exchanges.
Such options will be purchased or written only when Schroders believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

                                       13

          The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

          There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis.
Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets.

Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference
(the "spread") between prices at which they buy and sell various currencies.
Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

          CONVERTIBLE SECURITIES. Certain Funds may invest in convertible securities, which are corporate debt securities that may be converted at either a stated price or stated rate into underlying shares of commons stock.
Convertible securities have general characteristics similar both to debt securities and equity securities. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. Convertible securities provide for streams of income with yields that are generally higher than those of common stocks.

          WARRANTS TO PURCHASE SECURITIES. Certain Funds may invest in warrants to purchase securities. Bonds issued with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit the Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit.
If interest rates rise, the warrants would generally expire with no value.

          The Schroder International Alpha Fund may also invest in equity-linked warrants. A Fund purchases the equity-linked warrants from a broker, who in turn is expected to purchase shares in the local market and issue a call warrant hedged on the underlying holding. If the Fund exercises its call and closes its position, the shares are expected to be sold and the warrant redeemed with the proceeds. Each warrant represents one share of the underlying stock. Therefore, the price, performance and liquidity of the warrant are all directly linked to the underlying stock, less transaction costs. Equity-linked warrants are valued at the closing price of the underlying security, then adjusted for stock dividends declared by the underlying security. In addition to the market risk related to the underlying holdings, the Fund bears additional counterparty risk with respect to the issuing broker. Moreover, there is currently no active trading market for equity-linked warrants.

                                       14

NON-PRINCIPAL INVESTMENTS, INVESTMENT PRACTICES AND RISKS

          In addition to the principal investment strategies and the principal risks of the Funds described in the Prospectus and this SAI, each Fund may employ other investment practices and may be subject to additional risks, which are described below.

          FORWARD COMMITMENTS. Each Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time
("forward commitments") if the Fund holds, and maintains until the settlement date in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets.
Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the
Fund of an advantageous yield or price.

          Although a Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, a Fund may dispose of a commitment prior to settlement if Schroders deems it appropriate to do so. A Fund may realize short-term profits or losses upon the sale of forward commitments.

          WHEN-ISSUED SECURITIES. Each Fund may from time to time purchase securities on a "when-issued" basis. Debt securities are often issued on this basis. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, no payment is made by a Fund and no interest accrues to the
Fund. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, that Fund would earn no income. While a
Fund may sell its right to acquire when-issued securities prior to the settlement date, a Fund intends actually to acquire such securities unless a sale prior to settlement appears desirable for investment reasons. At the time a
Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's net asset value. The market value of the when-issued securities may be more or less than the purchase price payable at the settlement date. Each Fund will establish a segregated account in which it will maintain cash and U.S. Government securities or other liquid securities at least equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

          LOANS OF FUND PORTFOLIO SECURITIES. Each Fund may lend its portfolio securities, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of the Fund's portfolio securities loaned will not at any time exceed one-third of the total assets of the Fund. In addition, it is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. Before a Fund enters into a loan,
Schroders considers all relevant facts and circumstances, including the creditworthiness of the borrower. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, a Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the

                                       15

securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A Fund will not lend portfolio securities to borrowers affiliated with that Fund.

          REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements without limit. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). It is the Trust's present intention to enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers meeting certain criteria as to creditworthiness and financial condition, and only with respect to obligations of the U.S. Government or its agencies or instrumentalities or other high quality short-term debt obligations. Repurchase agreements may also be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase. Schroders will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if a Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

          ZERO-COUPON SECURITIES. Zero-coupon securities in which a Fund may invest are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of shares of a Fund investing in zero-coupon securities may fluctuate over a greater range than shares of other Funds of the Trust and other mutual funds investing in securities making current distributions of interest and having similar maturities. A Fund investing in zero-coupon bonds is required to distribute the income on these securities as the income accrues, even though the
Fund is not receiving the income in cash on a current basis. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions.

          Zero-coupon securities may include U.S. Treasury bills issued directly by the U.S. Treasury or other short-term debt obligations, and longer-term bonds or notes and their unmatured interest coupons which have been separated by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons from the underlying principal (the "corpus") of U.S. Treasury securities and resold them in custodial receipt programs with a number of different names, including
Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on
Treasuries ("CATS"). CATS and TIGRS are not considered U.S. Government securities. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities
(i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof.

          In addition, the Treasury has facilitated transfers of ownership of zero-coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or
"Separate Trading of Registered Interest and Principal of Securities." Under the
STRIPS program, a Fund will be able to have its beneficial ownership of U.S.
Treasury zero-coupon securities recorded directly in the book-entry

                                       16

record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

          When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

          TEMPORARY DEFENSIVE STRATEGIES. As described in the Prospectus,
Schroders may at times judge that conditions in the securities markets make pursuing a Fund's basic investment strategies inconsistent with the best interests of its shareholders and may temporarily use alternate investment strategies primarily designed to reduce fluctuations in the value of a Fund's assets. In implementing these "defensive" strategies, the Fund would invest in high-quality debt securities, cash, or money market instruments to any extent
Schroders considers consistent with such defensive strategies. It is impossible to predict when, or for how long, a Fund will use these alternate strategies.
One risk of taking such temporary defensive positions is that the Fund may not achieve its investment objective.

INVESTMENT RESTRICTIONS

          The Trust has adopted the following fundamental and non-fundamental investment restrictions for the Funds. A Fund's fundamental investment restrictions may not be changed without the affirmative vote of a "majority of the outstanding voting securities" of the affected Fund, which is defined in the
Investment Company Act to mean the affirmative vote of the lesser of (1) more than 50% of the outstanding shares and (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Any other investment policies described in the
Prospectus and this SAI may be changed by the Trustees without shareholder approval.

                        SCHRODER INTERNATIONAL ALPHA FUND

Schroder International Alpha Fund will not:

FUNDAMENTAL POLICIES:

1. As to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund
(taken at current value) would be invested in the securities of such issuer;
provided that this limitation does not apply to securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or to securities of other investment companies.

2. As to 75% of its total assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment)
of the outstanding voting securities of any one issuer; provided that this limitation does not apply to securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or to securities of other investment companies.

3. Invest 25% or more of the value of its total assets in any one industry.

4. Borrow money, except to the extent permitted by applicable law.

          Note: The Investment Company Act currently permits an open-end investment company to borrow money from a bank so long as the ratio which the value of the total assets of the

                                       17

          investment company (including the amount of any such borrowing), less the amount of all liabilities and indebtedness (other than such borrowing) of the investment company, bears to the amount of such borrowing is at least 300%.

5. Purchase or sell real estate (provided that the Fund may invest in securities issued by companies that invest in real estate or interests therein).

6. Make loans to other persons (provided that for purposes of this restriction, entering into repurchase agreements, lending portfolio securities, acquiring corporate debt securities and investing in U.S. Government obligations, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan).

7. Invest in commodities or commodity contracts, except that it may purchase or sell financial futures contracts and options and other financial instruments.

8. Underwrite securities issued by other persons (except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under U.S. securities laws).

NON-FUNDAMENTAL POLICY:

1. Invest in restricted securities. This policy does not include restricted securities eligible for resale to qualified institutional purchasers pursuant to
Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), that are determined to be liquid by Schroders pursuant to guidelines adopted by the
Board of Trustees of the Trust. Such guidelines take into account trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in particular Rule 144A securities, these securities may be illiquid.

2. Invest more than 15% of its net assets in securities which are not readily marketable, including securities restricted as to resale determined by the
Fund's investment adviser to be illiquid. Certain securities that are restricted as to resale may nonetheless be resold by the Fund in accordance with rule 144A under the 1933 Act. Such securities may be determined by the Fund's investment adviser to be liquid for purposes of compliance with the limitation on the
Fund's investment in illiquid securities.

                       SCHRODER U.S. LARGE CAP EQUITY FUND

Schroder U.S. Large Cap Equity Fund will not:

FUNDAMENTAL POLICIES:

1. Issue senior securities except that: (1) it may borrow money from a bank on its promissory note or other evidence of indebtedness (any such borrowing may not exceed one-third of the Fund's total assets after the borrowing); (2) if at any time such borrowing exceeds such one-third limitation, the Fund would within three days thereafter (not including Sundays or holidays) or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce its borrowings to the limitation; and (3) might or might not be secured and, if secured, all or any part of the Fund's assets could be pledged. To comply with such limitations, the Fund might be required to dispose of certain assets when it might be disadvantageous to do so. Any such borrowings would be subject to Federal Reserve Board regulations. (As a non-fundamental policy, the Fund does not borrow for investment purposes.)

2. Effect short sales, purchase any security on margin or write or purchase put and call options.

3. Acquire more than 10% of the voting securities of any one issuer.

4. Invest 25% or more of the value of its total assets in any one industry.

5. Engage in the purchase and sale of illiquid interests in real estate, including illiquid interests in real estate investment trusts.

                                       18

6. Engage in the purchase and sale of commodities or commodity contracts.

7. Invest in companies for the purpose of exercising control or management.

8. Underwrite securities of other issuers, except that the Fund may acquire portfolio securities, not in excess of 10% of the value of its total assets, under circumstances where if sold it might be deemed to be an underwriter for the purposes of the 1933 Act.

9. Make loans to other persons except that it may purchase evidences of indebtedness of a type distributed privately to financial institutions but not in excess of 10% of the value of its total assets (provided that, for the purposes of this restriction, entering into repurchase agreements, lending portfolio securities, acquiring corporate debt securities and investing in U.S.
Government obligations, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be considered the making of a loan).

10. Acquire securities described in the two immediately preceding fundamental policies which in the aggregate exceed 10% of the value of the Fund's total assets.

NON-FUNDAMENTAL POLICIES:

1. Invest more than 10% of its total assets in illiquid securities, including securities described in items 8 and 9 above and repurchase agreements maturing more than seven days after they are entered into.

2. Engage in writing, buying or selling of stock index futures, options on stock index futures, financial futures contracts or options thereon.

          In addition, as a non-fundamental policy, under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of large-capitalization companies in the United States.

          For purposes of the preceding paragraph, Schroders currently considers large-capitalization companies to be those with market capitalizations of $5 billion or more measured at the time of investment.

                        SCHRODER U.S. OPPORTUNITIES FUND

Schroder U.S. Opportunities Fund will not:

FUNDAMENTAL POLICIES:

1. Borrow money, except that the Fund may borrow from banks or by entering into reverse repurchase agreements, provided that such borrowings do not exceed 33
1/3% of the value of the Fund's total assets (computed immediately after the borrowing).

2. Underwrite securities of other companies (except insofar as the Fund might be deemed to be an underwriter in the resale of any securities held in its portfolio).

3. Invest in commodities or commodity contracts (other than covered call options, put and call options, stock index futures, and options on stock index futures and broadly-based stock indices, all of which are referred to as Hedging
Instruments, which it may use as permitted by any of its other fundamental policies, whether or not any such Hedging Instrument is considered to be a commodity or a commodity contract).

4. Purchase or write puts or calls except as permitted by any of its other fundamental policies.

                                       19

5. Lend money except in connection with the acquisition of that portion of publicly-distributed debt securities which the Fund's investment policies and restrictions permit it to purchase; the Fund may also make loans of portfolio securities and enter into repurchase agreements.

6. Invest in real estate or in interests in real estate, but may purchase readily marketable securities of companies holding real estate or interests therein.

NON-FUNDAMENTAL POLICIES:

1. Invest more than 15% of its assets in securities determined by Schroders to be illiquid. Certain securities that are restricted as to resale may nonetheless be resold by the Fund in accordance with Rule 144A under the 1933 Act. Such securities may be determined by Schroders to be liquid for purposes of compliance with the limitation on the Fund's investment in illiquid securities.

          In addition, as a non-fundamental policy, under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of companies that Schroders considers to be located in the United States.

DISCLOSURE OF PORTFOLIO HOLDINGS

          Through filings made with the Commission on Form N-CSR and Form N-Q, each Fund makes its full portfolio holdings publicly available to shareholders on a quarterly basis. Each Fund normally makes such filings on or shortly after the sixtieth day following the end of a fiscal quarter. Each Fund delivers their complete portfolio schedules for the second and fourth fiscal quarters, required to be filed on Form N-CSR, to shareholders in the Fund's semi-annual and annual reports. The Funds do not deliver their complete portfolio schedules for the first and third fiscal quarters, required to be filed on Form N-Q, to shareholders, but these schedules are available on the SEC website at
www.sec.gov and on the Schroders website at www.schroderfunds.com.

POLICIES AND PROCEDURES. The Schroder Funds have adopted policies and procedures with respect to disclosure of the Funds' portfolio holdings. These procedures apply both to arrangements, expected to be in place over a period of time, to make available information about the securities in a Fund's portfolio and with respect to disclosure on a one-time, irregular basis. These procedures provide that neither Schroders, SIMNA Ltd., nor the Funds receive any compensation in return for the disclosure of information about a Fund's portfolio securities or for any ongoing arrangements to make available information about a Fund's portfolio securities. Portfolio holdings may be disclosed to certain third parties in advance of quarterly filings by the Fund with the SEC. In each instance of such advance disclosure, a determination will have been made by
Schroders or SIMNA Ltd., as applicable, that such disclosure is supported by a legitimate business purpose of the relevant Fund and that the recipients, except as described below, are subject to an independent duty not to disclose (whether contractually or as a matter of law) or trade on the nonpublic information. The
Funds currently disclose nonpublic portfolio holdings information only to recipients who have agreed with Schroders or SIMNA Ltd., as applicable, to keep such information confidential. In the future, where Schroders or SIMNA Ltd., as applicable, does not believe that the risk of disclosure is material, the Funds may disclose information to recipients who do not have an independent duty not to disclose the nonpublic information and are not party to a confidentiality agreement. Any inappropriate use of such information by the recipient could be harmful to a Fund and its shareholders. The Funds have no ongoing arrangements to make available nonpublic portfolio holdings information, except as described in the procedures below. Nonpublic portfolio holdings information is disclosed by a Fund's portfolio management team, except in cases where the information is disclosed by other personnel or agents of a Fund, as

                                       20

described below. The following list describes the circumstances in which the
Funds disclose their portfolio holdings to selected third parties:

Portfolio Managers. Portfolio managers shall have full daily access to portfolio holdings for the Funds for which they have direct management responsibility.
Portfolio managers may also release and discuss specific portfolio holdings with various broker-dealers, on an as-needed basis, for purposes of analyzing the impact of existing and future market changes on the prices, availability or demand, and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.

Schroders. In its capacity as adviser to the Funds, certain Schroders personnel and personnel of its affiliates, including SIMNA Ltd., the International Alpha
Fund's sub-adviser, and Schroder Fund Advisors, Inc., the Funds' administrator, that deal directly with the processing, settlement, review, control, auditing, reporting, or valuation of portfolio trades will have full daily access to Fund portfolio holdings. Affiliates of Schroders (including SIMNA Ltd.) with access to portfolio holdings information are provided with training on the Trust's policies and procedures regarding disclosure of portfolio holdings information and the Trust's Chief Compliance Officer reports to the Trustees regarding compliance by such affiliates.

External Servicing Agents. Appropriate personnel employed by entities that assist in the review and/or processing of Fund portfolio transactions, which include the Funds' third-party administrators and fund accounting agents, pricing services, and the custodian have daily access to all Fund portfolio holdings. Portfolio holdings information is provided on an ongoing basis to the
Funds' sub-administrator, SEI Investments Global Funds Services.
PricewaterhouseCoopers LLP, the Funds' independent registered public accounting firm, receives portfolio holdings information yearly in connection with the
Funds' audit. Schroders utilizes the services of Institutional Shareholder
Services ("ISS") to assist with proxy voting. ISS receives full Fund portfolio holdings on a monthly basis for the Funds for which it provides services.

Ranking/Rating Agencies. Morningstar, Lipper, Thomson and Bloomberg receive the
Funds' full portfolio holdings no earlier than 60 calendar days following the end of each calendar quarter.

          Certain approved recipients of portfolio holdings information are listed in the policies and procedures with respect to the disclosure of the
Funds' portfolio holdings approved by the Board of Trustees of the Trust. Any addition to the list of approved recipients of portfolio holdings information included in such procedures (whether on an ongoing or a one-time basis) requires approval by the President and Chief Compliance Officer of the Trust based on a review of: (i) the type of Fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the period, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient's relationship to the Funds;
(vii) the ability of Schroders to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure;
(viii) whether a confidentiality agreement will be in place with such proposed recipient; and (ix) whether any potential conflicts exist regarding such disclosure between the interests of the Fund shareholders, on the one hand, and those of the Funds' investment adviser, principal underwriter, or any affiliated person of the Funds.

          The Board of Trustees reviews and reapproves the policies and procedures related to portfolio disclosure, including the list of approved recipients, as often as deemed appropriate, but not less than annually, and may make any changes it deems appropriate.

                                       21

MANAGEMENT OF THE TRUST

          The Trustees of the Trust are responsible for the general oversight of the Trust's business. Subject to such policies as the Trustees may determine,
Schroders furnishes a continuing investment program for the Funds and makes investment decisions on their behalf, except that SIMNA Ltd., an affiliate of
Schroders, serves as sub-adviser responsible for the portfolio management of
Schroder International Alpha Fund. See below, "Investment Advisory Agreements -
Subadvisory Agreements." Subject to the control of the Trustees, Schroders also manages the Funds' other affairs and business.

          The names, addresses and ages of the Trustees and executive officers of the Trust, together with information as to their principal business occupations during the past five years, are set forth in the following tables.
Unless otherwise indicated, each Trustee and executive officer shall hold the indicated positions until his or her resignation or removal.

                                       22

                             DISINTERESTED TRUSTEES

          The following table sets forth certain information concerning Trustees who are not "interested persons" (as defined in the Investment Company Act) of the Trust (each, a "Disinterested Trustee").

                                                                                            NUMBER OF
                                             TERM OF                                      PORTFOLIOS IN
                             POSITION(S)    OFFICE AND              PRINCIPAL              FUND COMPLEX
 NAME, AGE AND ADDRESS OF     HELD WITH     LENGTH OF             OCCUPATION(S)            OVERSEEN BY     OTHER DIRECTORSHIPS
   DISINTERESTED TRUSTEE        TRUST      TIME SERVED         DURING PAST 5 YEARS           TRUSTEE         HELD BY TRUSTEE
--------------------------   -----------   -----------   ------------------------------   -------------   ---------------------

David N. Dinkins, 78         Trustee       Indefinite    Trustee of the Trust and               7                  None
875 Third Avenue, 22nd Fl.                 Since 1994    Schroder Series Trust;
New York, NY 10022                                       Professor, Columbia School of
                                                         International and Public
                                                         Affairs.

Peter E. Guernsey, 84        Trustee       Indefinite    Trustee of the Trust and               7                  None
875 Third Avenue, 22nd Fl.                 Since 1975    Schroder Series Trust.
New York, NY 10022                                       Retired. Formerly, Senior Vice
                                                         President, Marsh & McLennan,
                                                         Inc. (insurance services).

John I. Howell, 89           Trustee       Indefinite    Trustee and Lead Disinterested         8         American Life
875 Third Avenue, 22nd Fl.                 Since 1975    Trustee of the Trust, Schroder                   Assurance Co. of New
New York, NY 10022                                       Series Trust and Schroder                        York; United States
                                                         Global Series Trust; Private                     Life Assurance Co. of
                                                         Consultant, Indian Rock                          the City of New York;
                                                         Corporation (individual                          First SunAmerica Life
                                                         accounting).                                     Insurance Co.

Peter S. Knight, 55          Trustee       Indefinite    Trustee of the Trust, Schroder         8         Medicis; PAR
875 Third Avenue, 22nd Fl.                 Since 1993    Series Trust and Schroder                        Pharmaceuticals;
New York, NY 10022                                       Global Series Trust; Director,                   Entremed
                                                         Schroder Japanese Long/Short
                                                         Fund; Director, Schroder
                                                         Credit Renaissance Fund, LP;
                                                         Director, Schroder Alternative
                                                         Strategies Fund; President,
                                                         Generation Investment
                                                         Management U.S. Formerly,
                                                         Managing Director, MetWest
                                                         Financial (financial
                                                         services); President, Sage
                                                         Venture Partners (investing);
                                                         Partner, Wunder, Knight,
                                                         Forcsey & DeVierno (law firm).

William L. Means, 69         Trustee       Indefinite    Trustee of the Trust and               7                  None
875 Third Avenue, 22nd Fl.                 Since 1997    Schroder Series Trust.
New York, NY 10022                                       Retired.

                                       23

Clarence F. Michalis, 84     Trustee       Indefinite    Trustee of the Trust, Schroder         8                  None
875 Third Avenue, 22nd Fl.                 Since 1969    Series Trust and Schroder
New York, NY 10022                                       Global Series Trust. Retired.
                                                         Formerly, Chairman of the
                                                         Board of Directors, Josiah
                                                         Macy, Jr., Foundation.

Hermann C. Schwab, 86        Trustee       Indefinite    Trustee of the Trust and               7                  None
875 Third Avenue, 22nd Fl.                 Since 1969    Schroder Series Trust.
New York, NY 10022                                       Retired. Formerly, consultant
                                                         to Schroder Capital Management
                                                         International, Inc.

James D. Vaughn, 60          Trustee       Indefinite    Trustee and Chairman of the            8         AMG National Trust
875 Third Avenue, 22nd Fl.                 Since 2003    Audit Committee of the Trust,                    Bank
New York, New York  10022                                Schroder Series Trust and
                                                         Schroder Global Series Trust.
                                                         Formerly, Managing Partner,
                                                         Deloitte & Touche USA,
                                                         LLP-Denver.

                               INTERESTED TRUSTEES

          The  following  table  sets forth  certain  information  concerning  a
Trustee who is an "interested person" (as defined in the Investment Company Act)
of the Trust (an "Interested Trustee").

                                                                                            NUMBER OF
                                             TERM OF                                      PORTFOLIOS IN
                             POSITION(S)    OFFICE AND              PRINCIPAL             FUND COMPLEX
 NAME, AGE AND ADDRESS OF     HELD WITH     LENGTH OF             OCCUPATION(S)            OVERSEEN BY     OTHER DIRECTORSHIPS
    INTERESTED TRUSTEE          TRUST      TIME SERVED         DURING PAST 5 YEARS           TRUSTEE         HELD BY TRUSTEE
--------------------------   -----------   -----------   ------------------------------   -------------   ---------------------

Peter  L. Clark, 41*         Trustee and   Indefinite    Trustee and Chairman of the            7                  None
875 Third Avenue, 22nd Fl.   Chairman      Since 2003    Trust and Schroder Series
New York, NY 10022                                       Trust; Director and Chief
                                                         Executive Officer, Schroders.
                                                         Formerly, Managing Director
                                                         and Head of Emerging Markets,
                                                         JP Morgan/JP Morgan Investment
                                                         Management; Vice President and
                                                         Head of Proprietary Trading,
                                                         JP Morgan.

          * Mr. Clark is an Interested Trustee due to his status as an officer and employee of Schroder Investment Management North America Inc. and its
affiliates.

                                       24

                                    OFFICERS

          The following table sets forth certain information concerning the
Trust's officers. The officers of the Trust are employees of organizations that provide services to the Fund.

NAME, AGE AND ADDRESS        POSITION(S) HELD WITH         TERM OF OFFICE                PRINCIPAL OCCUPATION(S)
OF OFFICER                           TRUST           AND LENGTH OF TIME SERVED             DURING PAST 5 YEARS
--------------------------   ---------------------   --------------------------   -----------------------------------

Peter L. Clark, 41           Trustee and Chairman    Indefinite Since 2003        Trustee and Chairman, Schroder
875 Third Avenue, 22nd Fl.                                                        Series Trust; Director and Chief
New York, NY 10022                                                                Executive Officer, Schroders.
                                                                                  Formerly, Managing Director and
                                                                                  Head of Emerging Markets, JP
                                                                                  Morgan/JP Morgan Investment
                                                                                  Management; Vice President and Head
                                                                                  of Proprietary Trading, JP Morgan.

Mark A. Hemenetz, 49         President and           Indefinite Since May 2004    Chief Operating Officer, Director
875 Third Avenue, 22nd Fl.   Principal Executive                                  and Executive Vice President,
New York, NY 10022           Officer                                              Schroders; Chairman and Director,
                                                                                  Schroder Fund Advisors, Inc.;
                                                                                  President and Principal Executive
                                                                                  Officer, the Trust, Schroder
                                                                                  Series Trust and Schroder Global
                                                                                  Series Trust. Formerly, Executive
                                                                                  Vice President and Director of
                                                                                  Investment Management, Bank of New
                                                                                  York.

Alan M. Mandel, 48           Treasurer and Chief     Indefinite Since 1998        First Vice President, Schroders;
875 Third Avenue, 22nd Fl.   Financial Officer                                    Chief Operating Officer, Treasurer
New York, NY 10022                                                                and Director, Schroder Fund
                                                                                  Advisors Inc.; Treasurer and Chief
                                                                                  Financial Officer, the Trust,
                                                                                  Schroder Global Series Trust and
                                                                                  Schroder Series Trust.

Carin F. Muhlbaum, 43        Vice President and      Indefinite                   Senior Vice President, General
875 Third Avenue, 22nd Fl.   Secretary               Vice President since 1998;   Counsel, and Chief Administrative
New York, NY 10022                                   Secretary since 2001         Officer, Schroders; Senior Vice
                                                                                  President, Secretary and General
                                                                                  Counsel, Schroder Fund Advisors
                                                                                  Inc.; Vice President and
                                                                                  Secretary/Clerk, the Trust,
                                                                                  Schroder Global Series Trust and
                                                                                  Schroder Series Trust.

Stephen M. DeTore, 54        Chief Compliance        Indefinite Since 2005        Senior Vice President, Director
875 Third Avenue, 22nd Fl.   Officer                                              and Chief Compliance Officer,
New York, NY 10022                                                                Schroders; Senior Vice President
                                                                                  and Director, Schroder Fund
                                                                                  Advisors Inc.; Chief Compliance
                                                                                  Officer, the Trust, Schroder
                                                                                  Series Trust and Schroder Global
                                                                                  Series Trust.  Formerly, Deputy
                                                                                  General Counsel, Gabelli Asset
                                                                                  Management, Inc.; Associate
                                                                                  General Counsel, Gabelli Asset
                                                                                  Management, Inc.; Assistant
                                                                                  Director, Office of Examination
                                                                                  Support, U.S. Securities and
                                                                                  Exchange Commission.

Angel Lanier, 43             Assistant Secretary     Indefinite Since 2005        Assistant Vice President,
875 Third Avenue, 22nd Fl.                                                        Schroders; Assistant Vice
New York, NY 10022                                                                President, Schroder Fund Advisors
                                                                                  Inc.;  Assistant Secretary of the
                                                                                  Trust, Schroder Series Trust and
                                                                                  Schroder Global Series Trust.
                                                                                  Formerly, Associate, Schroders.

                                       25

                              CERTAIN AFFILIATIONS

          The following table lists the positions held by the Trust's officers and any Interested Trustees with affiliated persons or principal underwriters of the Trust:

-------------------------------------------------------------------------------
                        POSITIONS HELD WITH AFFILIATED PERSONS OR PRINCIPAL
      NAME                           UNDERWRITERS OF THE TRUST
-------------------------------------------------------------------------------
Peter L. Clark      Trustee and Chairman of the Trust and Schroder Series Trust;
                    Director and Chief Executive Officer, Schroders. Formerly,
                    Managing Director and Head of Emerging Markets, JP Morgan/JP
                    Morgan Investment Management; Vice President and Head of
                    Proprietary Trading, JP Morgan.
-------------------------------------------------------------------------------
Mark A. Hemenetz    President of the Trust, Schroder Global Series Trust and
                    Schroder Series Trust; Chief Operating Officer, Director and
                    Executive Vice President, Schroders; Chairman and Director,
                    Schroder Fund Advisors Inc.
-------------------------------------------------------------------------------
Alan M. Mandel      First Vice President, Schroders; Chief Operating Officer,
                    Treasurer and Director, Schroder Fund Advisors; Treasurer
                    and Chief Financial Officer, the Trust, Schroder Global
                    Series Trust, and Schroder Series Trust.
-------------------------------------------------------------------------------
Carin F. Muhlbaum   Senior Vice President, General Counsel, and Chief
                    Administrative Officer, Schroders; Director, Senior Vice
                    President, Secretary and General Counsel, Schroder Fund
                    Advisors Inc.; Vice President and Secretary/Clerk, Schroder
                    Global Series Trust, Schroder Series Trust and the Trust.
-------------------------------------------------------------------------------
Stephen M. DeTore   Senior Vice President, Director and Chief Compliance
                    Officer, Schroders; Senior Vice President and Director,
                    Schroder Fund Advisors Inc.; Chief Compliance Officer,
                    Schroder Global Series Trust, Schroder Series Trust and the
                    Trust.
-------------------------------------------------------------------------------
Angel Lanier        Assistant Vice President, Schroders; Assistant Vice
                    President, Schroder Fund Advisors Inc.; Assistant
                    Secretary/Clerk, Schroder Global Series Trust, Schroder
                    Series Trust and the Trust.
-------------------------------------------------------------------------------

COMMITTEES OF THE BOARD OF TRUSTEES

Audit Committee. The Board of Trustees has an Audit Committee composed of all of the Disinterested Trustees (Messrs. Dinkins, Guernsey, Howell, Knight, Means,
Michalis, Schwab and Vaughn). The Audit Committee provides oversight with respect to the internal and external accounting and auditing procedures of the
Funds and, among other things, considers the selection of independent public accountants for the Funds and the scope of the audit, approves all audit and permitted non-audit services proposed to be performed by those accountants on behalf of the Funds, and considers other services provided by those accountants to the Funds and Schroders and its affiliates and the possible effect of those services on the independence of those accountants. The Audit Committee met four times during the fiscal year ended October 31, 2005.

Nominating Committee. All of the Disinterested Trustees (Messrs. Dinkins,
Guernsey, Howell, Knight, Means, Michalis, Schwab and Vaughn) serve as a
Nominating Committee of the Board of Trustees responsible for reviewing and recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee will consider nominees recommended by shareholders if the Committee is considering other nominees at the time of the nomination and the nominee meets the

                                       26

Committee's criteria. Nominee recommendations may be submitted to the Clerk of the Trust at the Trust's principal business address. The Nominating Committee did not meet during the fiscal year ended October 31, 2005.

                              SECURITIES OWNERSHIP

          For each Trustee, the following table discloses the dollar range of equity securities beneficially owned by the Trustee in each Fund and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Trust's family of investment companies, as of December 31, 2005:

                                                                             AGGREGATE DOLLAR RANGE OF
                                                                              EQUITY SECURITIES IN ALL
                                                 DOLLAR RANGE OF EQUITY   REGISTERED INVESTMENT COMPANIES
                                                      SECURITIES IN        OVERSEEN BY TRUSTEE IN FAMILY
    NAME OF TRUSTEE                FUND                   FUND                OF INVESTMENT COMPANIES*
----------------------   ---------------------   ----------------------   -------------------------------

                                                 Ranges:                  Ranges:
                                                    None                     None
                                                    $1-$10,000               $1-$10,000
                                                    $10,001-$50,000          $10,001-$50,000
                                                    $50,001-$100,000         $50,001-$100,000
                                                    Over $100,000            Over $100,000
DISINTERESTED TRUSTEES
David N. Dinkins                                                                  $50,001-$100,000
                         International                    None
                         U.S. Large Cap Equity      $10,001-$50,000
                         U.S. Opportunities         $10,001-$50,000
Peter E. Guernsey                                                                       None
                         International                    None
                         U.S. Large Cap Equity            None
                         U.S. Opportunities               None
John I. Howell                                                                   $10,001 - $50,000
                         International              $10,001 - $50,000
                         U.S. Large Cap Equity            None
                         U.S. Opportunities               None
Peter S. Knight                                                                         None
                         International                    None
                         U.S. Large Cap Equity            None
                         U.S. Opportunities               None
William L. Means                                                                    $1 - $10,000
                         International                    None
                         U.S. Large Cap Equity            None
                         U.S. Opportunities           $1 - $10,000
Clarence F. Michalis                                                               Over $100,000
                         International                    None
                         U.S. Large Cap Equity            None
                         U.S. Opportunities           Over $100,000
Hermann C. Schwab                                                                       None
                         International                    None
                         U.S. Large Cap Equity            None
                         U.S. Opportunities               None

                                       27

James D. Vaughn                                                                    Over $100,000
                         International              $10,001-$50,000
                         U.S. Large Cap Equity      $10,001-$50,000
                         U.S. Opportunities         $10,001-$50,000
Interested Trustees
Peter L. Clark                                                                     Over $100,000
                         International                    None
                         U.S. Large Cap Equity            None
                         U.S. Opportunities         $10,001-$50,000

*For these purposes, the Trust, Schroder Series Trust ("SST") and Schroder
Global Series Trust ("SGST") are considered part of the same "Family of
Investment Companies."

          For Disinterested Trustees and their immediate family members, the following table provides information regarding each class of securities owned beneficially in an investment adviser or principal underwriter of the Trust, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Trust, as of December 31, 2005:

                          NAME OF
                         OWNERS AND
                       RELATIONSHIPS             TITLE OF    VALUE OF     PERCENT
   NAME OF TRUSTEE       TO TRUSTEE    COMPANY     CLASS    SECURITIES   OF CLASS
--------------------   -------------   -------   --------   ----------   --------

David N. Dinkins            N/A          N/A        N/A         N/A         N/A
Peter E. Guernsey           N/A          N/A        N/A         N/A         N/A
John I. Howell              N/A          N/A        N/A         N/A         N/A
Peter S. Knight             N/A          N/A        N/A         N/A         N/A
William L. Means            N/A          N/A        N/A         N/A         N/A
Clarence F. Michalis        N/A          N/A        N/A         N/A         N/A
Hermann C. Schwab           N/A          N/A        N/A         N/A         N/A
James D. Vaughn             N/A          N/A        N/A         N/A         N/A

TRUSTEES' COMPENSATION

          Trustees who are not employees of Schroders or its affiliates receive an annual retainer of $11,000 for their services as Trustees of all open-end investment companies distributed by Schroder Fund Advisors Inc., and $1,250 per meeting attended in person or $500 per meeting attended by telephone. Members of an Audit Committee for one or more of such investment companies receive an additional $1,000 per year. Payment of the annual retainer is allocated among such investment companies based on their relative net assets. Payments of meeting fees are allocated only among those investment companies to which the meeting relates.

          The following table sets forth information regarding compensation received by Trustees from the Trust and from the "Fund Complex" for the fiscal year ended October 31, 2005. (Interested Trustees who are employees of Schroders or its affiliates and officers of the Trust receive no compensation from the
Trust and are compensated in their capacities as employees of Schroders and its affiliates):

                         AGGREGATE      TOTAL COMPENSATION FROM
                       COMPENSATION   TRUST AND FUND COMPLEX PAID
   NAME OF TRUSTEE      FROM TRUST            TO TRUSTEES*
--------------------   ------------   ---------------------------
David N. Dinkins          $7,465                $20,080
Peter E. Guernsey         $7,465                $20,080
John I. Howell            $3,184                $20,080

                                       28

Peter S. Knight           $2,924                $17,750
William L. Means          $7,435                $20,000
Clarence F. Michalis      $3,184                $20,080
Hermann C. Schwab         $7,465                $20,080
James D. Vaughn           $3,155                $20,000

*The Total Compensation shown in this column for each Trustee includes compensation for services as Trustee of the Trust, SST and SGST. The Trust, SST
and SGST are considered part of the same "Fund Complex" for these purposes.

          The Trust's Trust Instrument provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Trust Instrument that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the
Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Trust by-laws provide that the conduct of a Trustee shall be evaluated solely by reference to a hypothetical reasonable person, without regard to any special expertise, knowledge, or other qualifications of the Trustee or any determination that the
Trustee is an "audit committee financial expert." The Trust by-laws provide that the Trust will indemnify its Trustees against liabilities and expenses incurred in connection with litigation or formal or informal investigations in which they may become involved because of their service as Trustees, except to the extent prohibited by the Trust Instrument. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

SCHRODERS AND ITS AFFILIATES

          Schroders (together with its predecessors) has served as the investment adviser for each of the Funds since its inception. Schroders is a wholly owned subsidiary of Schroder U.S. Holdings Inc., which currently engages through its subsidiary firms in the asset management business. Affiliates of
Schroder U.S. Holdings Inc. (or their predecessors) have been investment managers since 1927. Schroder U.S. Holdings Inc. is a wholly owned subsidiary of
Schroder International Holdings, which is a wholly owned subsidiary of Schroder plc, a publicly owned holding company organized under the laws of England.
Schroders plc and its affiliates currently engage in the asset management business, and as of December 31, 2005, had under management assets of approximately $201.0 billion. Schroder's address is 875 Third Avenue, 22nd
Floor, New York, New York 10022.

          SIMNA Ltd., an affiliate of Schroders, serves as sub-adviser to the
Schroder International Alpha Fund. SIMNA Ltd. is a wholly owned subsidiary of
Schroder International Holdings, which is a wholly owned subsidiary of Schroders plc. SIMNA Ltd.'s address is 31 Gresham St., London EC2V 7QA, United Kingdom.

          Schroder Fund Advisors Inc., the Trust's principal underwriter, is a wholly owned subsidiary of Schroders.

                                       29

PORTFOLIO MANAGERS

          The portfolio managers primarily responsible for making investment decisions for the Funds are Jenny B. Jones (Schroder U.S. Opportunities Fund),
Jonathan Armitage (Schroder U.S. Large Cap Equity Fund), Virginie Maisonneuve
(Schroder International Alpha Fund), and Matthew Dobbs (Schroder International
Alpha Fund).

OTHER ACCOUNTS MANAGED. The following tables show information regarding other accounts managed by the portfolio managers of each Fund, as of October 31, 2005:

                                                                           NUMBER OF       TOTAL ASSETS IN
                                                                        ACCOUNTS WHERE     ACCOUNTS WHERE
                                          NUMBER                        ADVISORY FEE IS    ADVISORY FEE IS
                                            OF        TOTAL ASSETS     BASED ON ACCOUNT   BASED ON ACCOUNT
                                         ACCOUNTS      IN ACCOUNTS        PERFORMANCE        PERFORMANCE
                                         --------   ----------------   ----------------   ----------------

JENNY JONES
Registered Investment Companies          1          $7.7607 billion    None               None
Other Pooled Investment Vehicles         5          $1.476 billion     None               None
Other Accounts                           1          $38.7 million      None               None
JONATHAN ARMITAGE
Registered Investment Companies          None       None               None               None
Other Pooled Investment Vehicles         2          $212.4 million     None               None
Other Accounts                           6          $624.8 million     None               None
VIRGINIE MAISONNEUVE
Registered Investment Companies          2          $7.7607 billion    2                  $7.7607 billion
Other Pooled Investment Vehicles         None       None               None               None
Other Accounts                           5          $1.3447 billion    None               None
MATTHEW DOBBS
Registered Investment Companies          3          $9.8884 billion    3                  $9.8884 billion
Other Pooled Investment Vehicles         5          $1.3536 billion    1                  $314.5 million
Other Accounts                           6          $1.5852 billion    None               None

                                       30

          MATERIAL CONFLICTS OF INTEREST. Whenever a portfolio manager of a Fund manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategy of the other accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the fact that other accounts require the portfolio manager to devote less than all of his or her time to a Fund may be seen itself to constitute a conflict with the interest of the Fund.

          Each portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by a Fund. Securities selected for funds or accounts other than such Fund may outperform the securities selected for the
Fund. Finally, if the portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts. Schroders' policies, however, require that portfolio managers allocate investment opportunities among accounts managed by them in an equitable manner over time. See "Brokerage
Allocation and Other Practices" for more information about this process.

          The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales.
Also, potential conflicts of interest may arise since the structure of
Schroders' compensation may vary from account to account.

          Schroders has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

          COMPENSATION. Schroders' methodology for measuring and rewarding the contribution made by portfolio managers combines quantitative measures with qualitative measures. The Funds' portfolio managers are paid in a combination of base salary and annual discretionary bonus, as well as the standard retirement, health and welfare benefits available to all Schroders employees. Base salary of
Schroders employees is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, is benchmarked annually against market data to ensure competitive salaries, and is paid in cash. The portfolio managers' base salary is fixed and is subject to an annual review and will increase if market movements make this necessary or if there has been an increase in responsibilities.

          Each portfolio manager's bonus is based in part on performance.
Discretionary bonuses for portfolio managers are determined by a number of factors. At a macro level the total amount available to spend is a function of the compensation to revenue ratio achieved by Schroders globally. Schroders then assesses the performance of the division and of a management team to determine the share of the aggregate bonus pool that is spent in each area. This focus on
"team" maintains consistency and minimizes internal competition that may be detrimental to the interests of Schroders' clients. For each team, Schroders assesses the performance of their funds relative to competitors and to the relevant benchmark over one and three year periods, the level of funds under management and the level of performance fees generated. For the purpose of determining the bonuses, the relevant benchmark for performance comparison is the Russell 2000 Index for Ms. Jones, the S&P 500 Index for Mr. Armitage, and a
blend of international benchmarks for Ms. Maisonneuve and Mr. Dobbs.

                                       31

Performance is evaluated for each quarter, year and since inception of the Fund.
Ms. Jones and Ms. Maissonneuve had a contractual total compensation package for the period ended October 31, 2005. Ms. Jones' and Mr. Armitage's compensation for certain other accounts they manage is not based upon account performance.
Ms. Maissonneauve and Mr. Dobbs' compensation for other accounts they manage may be based upon account performance.

          For purposes of determining each portfolio manager's bonus, Schroders also reviews "softer" factors such as leadership, innovation, contribution to other parts of the business and adherence to corporate values of excellence, integrity, teamwork, passion and innovation. An employee's bonus is paid in a combination of cash and Schroders plc stock, as determined by Schroders. This stock vests over a period of three years and ensures that the interests of the employee are aligned with those of shareholders of Schroders.

          OWNERSHIP OF SECURITIES. As of October 31, 2005, Ms. Jones
beneficially owned between $10,001-$50,000 of securities of Schroder U.S.
Opportunities Fund. As of October 31, 2005 none of the other portfolio managers beneficially owned securities of the Funds.

INVESTMENT ADVISORY AGREEMENTS

          INVESTMENT ADVISORY AGREEMENTS. Under Amended and Restated Investment
Advisory Agreements (the "Advisory Agreements") between the Trust and Schroders,
Schroders, at its expense, provides the Funds with investment advisory services and advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees regarding the conduct of business of the Trust and each Fund.

          Under the Advisory Agreements, Schroders is required to regularly provide the Funds with investment research, advice, and supervision and furnishes continuously investment programs consistent with the investment objectives and policies of the various Funds, and determines, for the various
Funds, what securities shall be purchased, what securities shall be held or sold, and what portion of a Fund's assets shall be held uninvested, subject always to the provisions of the Trust's Trust Instrument and By-laws, and of the
Investment Company Act, and to a Fund's investment objectives, policies, and restrictions, and subject further to such policies and instructions as the
Trustees may from time to time establish.

          Schroders makes available to the Trust, without additional expense to the Trust, the services of such of its directors, officers, and employees as may duly be elected Trustees or officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. Schroders pays the compensation and expenses of officers and executive employees of the Trust.
Schroders also provides investment advisory research and statistical facilities and all clerical services relating to such research, statistical, and investment work. Schroders pays the Trust's office rent.

          Under the Advisory Agreements, the Trust is responsible for all its other expenses, including clerical salaries not related to investment activities; fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; payment for portfolio pricing services to a pricing agent, if any; legal expenses; auditing expenses;
accounting expenses; taxes and governmental fees; fees and expenses of the transfer agent and investor servicing agent of the Trust; the cost of preparing share certificates or any other expenses, including clerical expenses, incurred in connection with the issue, sale, underwriting, redemption, or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale; the fees and expenses of the Trustees of the Trust who are not affiliated with Schroder; the cost of preparing and distributing reports and notices to shareholders;

                                       32

public and investor relations expenses; and fees and disbursements of custodians of the Funds' assets. The Trust is also responsible for its expenses incurred in connection with litigation, proceedings, and claims and the legal obligation it may have to indemnify its officers and Trustees with respect thereto.

          The Advisory Agreements provide that Schroders shall not be subject to any liability for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with rendering service to the Trust in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties.

          The Advisory Agreements may be terminated without penalty by vote of the Trustees as to any Fund, by the shareholders of that Fund, or by Schroder, on 60 days' written notice. Each Advisory Agreement also terminates without payment of any penalty in the event of its assignment. In addition, each
Advisory Agreement may be amended only by a vote of the shareholders of the affected Fund(s), and each Advisory Agreement provides that it will continue in effect from year to year only so long as such continuance is approved at least annually with respect to a Fund by vote of either the Trustees or the shareholders of the Fund, and, in either case, by a majority of the Trustees who are not "interested persons" of Schroders. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a "majority of the outstanding voting securities" as defined in the Investment Company Act.

          SUBADVISORY AGREEMENTS. In February 2004, the Board of Trustees of the
Trust approved an arrangement whereby Schroders would retain Schroder Investment
Management North America Limited ("SIMNA Ltd.") to serve as sub-adviser to
Schroder International Alpha Fund. In connection therewith, the Board approved an Investment Subadvisory Agreement between Schroder, SIMNA Ltd. and the Trust on behalf of Schroder International Alpha Fund (the "Subadvisory Agreement").
This agreement went into effect on April 1, 2004.

          Under the Subadvisory Agreement relating to the International Alpha
Fund, subject to the oversight of the Board and the direction and control of
Schroders, SIMNA Ltd. is required to provide on behalf of the Fund the portfolio management services required of Schroders under the Fund's Advisory Agreement.
Accordingly, SIMNA Ltd. is required to regularly provide the Fund with investment research, advice, and supervision and furnish continuously investment programs consistent with the investment objectives and policies of the Fund, and determine, for the Fund, what securities shall be purchased, what securities shall be held or sold, and what portion of the Fund's assets shall be held uninvested, subject always to the provisions of the Trust's Trust Instrument and
By-laws, and of the Investment Company Act, and to the Fund's investment objectives, policies, and restrictions, and subject further to such policies and instructions as the Trustees may from time to time establish.

          For the services rendered by SIMNA Ltd., Schroders (and not the Trust or the Fund) pays to SIMNA Ltd. a monthly fee in an amount equal to fifty (50%)
of all fees actually paid by the International Alpha Fund to Schroders for such period under the Fund's Advisory Agreement, provided that SIMNA Ltd.'s fee for any period is reduced such that SIMNA Ltd. bears fifty (50%) of any voluntary fee waiver observed or expense reimbursement borne by Schroders with respect to the Fund for such period. Prior to March 1, 2006, Schroders paid to SIMNA Ltd. a monthly fee in an amount equal to twenty-five percent (25%) of all fees actually paid by the International Alpha Fund to Schroders for such month under the
Fund's Advisory Agreement, provided that SIMNA Ltd.'s fee for any period was reduced such that SIMNA Ltd. bore twenty-five percent (25%) of any voluntary fee waiver observed or expense reimbursement borne by Schroders with respect to the
Fund for such period.

          The Subadvisory Agreement provides that SIMNA Ltd. shall not be subject to any liability for any error of judgment or for any loss suffered by the Trust or Schroders in connection with rendering

                                       33

service to the Trust in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties.

          The Subadvisory Agreement relating to the Fund may be terminated without penalty (i) by vote of the Trustees or by vote of a majority of the outstanding voting securities (as defined in the Investment Company Act) of the
Fund on 60 days' written notice to SIMNA Ltd., (ii) by Schroders on 60 days'
written notice to SIMNA Ltd. or (iii) by SIMNA Ltd. on 60 days' written notice to Schroders and the Trust. The Subadvisory Agreement will also terminate without payment of any penalty in the event of its assignment. The Subadvisory
Agreement may be amended only by written agreement of all parties thereto and otherwise in accordance with the Investment Company Act.

          RECENT INVESTMENT ADVISORY FEES. The following table sets forth the investment advisory fees paid by each of the Funds during the fiscal years ended
October 31, 2005, October 31, 2004 and October 31, 2003. The fees listed in the following table reflect reductions pursuant to expense limitations and/or fee waivers in effect during such periods.

                                      INVESTMENT ADVISORY FEES   INVESTMENT ADVISORY FEES   INVESTMENT ADVISORY FEES
                                        PAID FOR FISCAL YEAR       PAID FOR FISCAL YEAR       PAID FOR FISCAL YEAR
FUND                                       ENDED 10/31/05             ENDED 10/31/04             ENDED 10/31/03
-----------------------------------   ------------------------   ------------------------   ------------------------

Schroder International Alpha Fund             $      0                   $      0                    $     0
Schroder U.S. Large Cap Equity Fund           $      0                   $      0                    $     0
Schroder U.S. Opportunities Fund              $573,563                   $324,848                    $75,132

          The Board of Trustees of Schroder Capital Funds (Delaware) has
approved amendments to the investment advisory agreements between Schroders and
Schroder Capital Funds (Delaware), on behalf of Schroder International Alpha
Fund and Schroder U.S. Opportunities Fund, which amendments would increase the advisory fees paid by these Funds. The amendments also combine in a single agreement the advisory and administrative agreements with Schroders and Schroder
Fund Advisors Inc., respectively, and contemplate that Schroders will act as administrator to the Funds. These amendments have been submitted to the shareholders of these Funds for approval at a shareholder meeting currently scheduled to occur on March 23, 2006. If these amendments are approved by shareholders, Schroder U.S. Opportunities Fund will pay a combined fee to
Schroders for advisory and administrative services at an annual rate of 1.00% of the Fund's average daily net assets and Schroder International Alpha Fund will pay a combined fee to Schroders for advisory and administrative services at an annual rate of 0.975% of the Fund's average daily net assets in each case, without breakpoints. If approved by shareholders the amendments will likely be effective on or about March 31, 2006. Schroders has agreed that if the amendments are approved, it will reduce its compensation (and, if necessary pay other Fund expenses other than interest, taxes, and extraordinary expenses which may include typically non-recurring expenses such as, for example, organizational expenses, litigation expenses, and shareholder meeting expenses)
until February 28, 2007 to the extent the total operating expenses of the Fund exceed the following annual rates (based on the average daily net assets of the
Fund): Schroder International Alpha Fund -- 1.25%, and Schroder U.S.
Opportunities Fund - 1.70%. In addition, the Schroder International Alpha Fund's adviser has separately contractually agreed to waive the advisory fees paid to it by Schroder International Alpha Fund through February 28, 2007 to the extent the advisory fees exceed 0.45% of the Fund's average daily net assets; under its terms, this separate fee waiver will terminate if the amendment to the investment advisory agreement is approved by the shareholders of Schroder
International Alpha Fund and goes into effect.

          WAIVED FEES. For the periods shown above, a portion of the advisory fees payable to Schroders were waived in the following amounts pursuant to expense limitations and/or fee waivers observed by Schroders for the noted Fund during such periods.

                                       34

                                      FEES WAIVED DURING FISCAL   FEES WAIVED DURING FISCAL   FEES WAIVED DURING FISCAL
FUND                                     YEAR ENDED 10/31/05         YEAR ENDED 10/31/04         YEAR ENDED 10/31/03
-----------------------------------   -------------------------   -------------------------   -------------------------

Schroder International Alpha Fund              $154,107                   $123,748                    $115,084
Schroder U.S. Large Cap Equity Fund            $ 69,687                   $ 71,375                    $ 94,951
Schroder U.S. Opportunities Fund               $      0                   $      0                    $124,819

          RECENT SUBADVISORY FEES. For the fiscal year ended October 31, 2005, pursuant to the applicable Subadvisory Agreement, Schroder International Alpha
Fund paid a subadvisory fee of $7,330 to SIMNA Ltd.

ADMINISTRATIVE SERVICES

          On behalf of each Fund (except Schroder U.S. Large Cap Equity Fund), the Trust has entered into an administration agreement with Schroder Fund
Advisors Inc., under which Schroder Fund Advisors Inc. provides management and administrative services necessary for the operation of the Funds, including: (1)
preparation of shareholder reports and communications; (2) regulatory compliance, such as reports to and filings with the SEC and state securities commissions; and (3) general supervision of the operation of the Funds, including coordination of the services performed by its investment adviser, transfer agent, custodian, independent auditors, legal counsel and others.
Schroder Fund Advisors Inc. is a wholly owned subsidiary of Schroders and is a registered broker-dealer organized to act as administrator and distributor of mutual funds.

          For providing administrative services, Schroder Fund Advisors Inc. is entitled to receive a monthly fee at the following annual rates (based upon each
Fund's average daily net assets): 0.225% with respect to Schroder International
Alpha Fund; and 0.25% with respect to Schroder U.S. Opportunities Fund. The administration agreement is terminable with respect to the Funds without penalty, at any time, by the Trustees upon 60 days' written notice to Schroder
Fund Advisors Inc. or by Schroder Fund Advisors Inc. upon 60 days' written notice to the Trust. The Board of Trustees of Schroder Capital Funds (Delaware)
has approved amendments to the investment advisory agreements between Schroders and Schroder Capital Funds (Delaware), on behalf of Schroder International Alpha
Fund and Schroder U.S. Opportunities Fund, which amendments would increase the advisory fees paid by these Funds and combine in a single agreement each Fund's investment advisory and administrative agreements with Schroders and Schroder
Fund Advisors Inc., respectively. The amendments contemplate that Schroders, not
Schroder Fund Advisors Inc., will act as administrator to each Fund. These amendments have been submitted to the shareholders of these Funds for approval at a shareholder meeting currently scheduled to occur on March 23, 2006. If these amendments are approved by shareholders, Schroder U.S. Opportunities Fund will pay a combined fee to Schroders for advisory and administrative services at an annual rate of 1.00% of the Fund's average daily net assets and Schroder
International Alpha Fund will pay a combined fee to Schroders for advisory and administrative services at an annual rate of 0.975% of the Fund's average daily net assets. If approved by shareholders the amendments will likely be effective
April 1, 2006.

          Effective November 5, 2001, the Trust entered into a
sub-administration and accounting agreement with SEI Investments Global Fund
Services (formerly SEI Investments Mutual Funds Services) ("SEI"). Effective
November 1, 2004, under that agreement, as amended, the Trust and Schroder
Series Trust, pay fees to SEI based on the combined average daily net assets of all the funds that are series of the Trust and Schroder Series Trust, according to the following annual rates: 0.115% on the first $600 million of such assets, and 0.11% on the next $400 million of such assets, 0.09% on the next $1 billion of

                                       35

such assets and 0.07% on assets in excess of $2 billion. Each Fund pays its pro rata portion of such expenses. Prior to November 1, 2004, the Trust, together with Schroder Series Trust, paid fees to SEI based on the combined average daily net assets of all the funds that were series of the Trust and Schroder Series
Trust, according to the following annual rates: 0.15% on the first $300 million of such assets, and 0.12% on such assets in excess of $300 million, subject to certain minimum charges. Each Fund pays its pro rata portion of such expenses.
The sub-administration and accounting agreement is terminable by either party upon six (6) months written notice to the other party. The sub-administration and accounting agreement is terminable by either party in the case of a material breach.

          RECENT ADMINISTRATIVE FEES. During the three most recent fiscal years, the Funds paid the following fees to Schroder Fund Advisors Inc. and SEI pursuant to the administration agreements in place during such periods. The fees listed in the following table reflect reductions pursuant to fee waivers and expense limitations in effect during such periods.

                           ADMINISTRATION FEES    ADMINISTRATION FEES    ADMINISTRATION FEES
                          PAID FOR FISCAL YEAR   PAID FOR FISCAL YEAR   PAID FOR FISCAL YEAR
FUND                         ENDED 10/31/05         ENDED 10/31/04         ENDED 10/31/03
-----------------------   --------------------   --------------------   --------------------

Schroder International    Schroder Fund          Schroder Fund          Schroder Fund
Alpha Fund                Advisors Inc.          Advisors Inc.          Advisors Inc.
                          $13,193                $13,223                $12,822

                          SEI                    SEI                    SEI
                          $7,740                 $14,886                $21,127

Schroder U.S. Large Cap   Schroder Fund          Schroder Fund          Schroder Fund
Equity Fund               Advisors Inc.          Advisors Inc.          Advisors Inc.
                          $0                     $0                     $0

                          SEI                    SEI                    SEI
                          $11,323                $23,353                $30,259

Schroder U.S.             Schroder Fund          Schroder Fund          Schroder Fund
Opportunities Fund        Advisors Inc.          Advisors Inc.          Advisors Inc.
                          $297,148               $162,424               $99,976

                          SEI                    SEI                    SEI
                          $153,850               $156,398               $147,939

DISTRIBUTOR

          Pursuant to a Distribution Agreement with the Trust, Schroder Fund
Advisors Inc. (the "Distributor"), 875 Third Avenue, 22nd Floor, New York, New
York 10022, serves as the distributor for the Trust's continually offered shares. The Distributor pays all of its own expenses in performing its obligations under the Distribution Agreement. The Distributor is not obligated to sell any specific amount of shares of any Fund. Please see "Schroders and its
Affiliates" for ownership information regarding the Distributor.

                                       36

BROKERAGE ALLOCATION AND OTHER PRACTICES

          ALLOCATION. Schroders may deem the purchase or sale of a security to be in the best interest of a Fund or Funds as well as other clients of Schroder.
In such cases, Schroders may, but is under no obligation to, aggregate all such transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, such transactions will be allocated among the clients in a manner believed by Schroders to be fair and equitable and consistent with its fiduciary obligations to each client at an average price and commission. Generally, orders are allocated on a pro rata basis.

          BROKERAGE AND RESEARCH SERVICES. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Schroders may determine to pay a particular broker varying commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities often involve the payment of fixed brokerage commissions, which are generally higher than those in the United
States, and therefore certain portfolio transaction costs may be higher than the costs for similar transactions executed on U.S. securities exchanges. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

          Schroders places all orders for the purchase and sale of portfolio securities and buys and sells securities through a substantial number of brokers and dealers. In so doing, it uses its best efforts to obtain the best execution available. In seeking the best execution, Schroders considers all factors it deems relevant, including price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction (taking into account market prices and trends), the reputation, experience, and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions.

          It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical, and quotation services from several broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, Schroders receives research, statistical, and quotation services from many broker-dealers with which it places the Trust's portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities, and recommendations as to the purchase and sale of securities. Some of these services are of value to Schroders and its affiliates in advising various of their clients (including the Trust), although not all of these services are necessarily useful and of value in managing a Fund. The investment advisory fee paid by a Fund is not reduced because Schroders and its affiliates receive such services.

          As permitted by Section 28(e) of the Securities Exchange Act of 1934,
as amended (the "Securities Exchange Act"), and by the Advisory Agreements,
Schroders may cause a Fund to pay a broker that provides brokerage and research services to Schroders an amount of disclosed commission for

                                       37

effecting a securities transaction for a Fund in excess of the commission which another broker would have charged for effecting that transaction. Schroders'
authority to cause a Fund to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time.

          SIMNA Ltd., in its capacity as sub-adviser to Schroder International
Alpha Fund, observes substantially the same allocation and brokerage and research policies and practices as those observed by Schroders described above.

          The following tables show the aggregate brokerage commissions paid for the three most recent fiscal years with respect to each Fund that incurred brokerage costs.

                         BROKERAGE COMMISSIONS PAID   BROKERAGE COMMISSIONS PAID   BROKERAGE COMMISSIONS PAID
                          DURING FISCAL YEAR ENDED     DURING FISCAL YEAR ENDED     DURING FISCAL YEAR ENDED
FUND                              10/31/05*                    10/31/04*                    10/31/03*
----------------------   --------------------------   --------------------------   --------------------------

Schroder U.S.
Opportunities Fund                 $428,325                    $297,666                     $343,672
Schroder International
Alpha Fund                         $ 15,124                    $ 12,192                     $  9,591
Schroder U.S.
Large Cap Equity Fund              $  8,727                    $  9,959                     $ 11,234

          *Any materially significant difference between the amount of brokerage commissions paid by a Fund during the most recent fiscal year and the amount of brokerage commissions paid by that Fund for either of the two previous fiscal years is due to a significant decrease (or increase) in the size of the Fund and/or the volatility of the relevant market for the Fund.

          The following table shows information regarding Fund transactions placed with brokers and dealers during the fiscal year ended October 31, 2005 identified as having been executed on the basis of research and other services provided by the broker or dealer.

-----------------------------------------------------------------------------------------
                                       TOTAL DOLLAR VALUE       COMMISSIONS PAID WITH
                FUND                  OF SUCH TRANSACTIONS   RESPECT TO SUCH TRANSACTIONS
-----------------------------------------------------------------------------------------

Schroder U.S. Large Cap Equity Fund       $ 5,662,567                  $ 3,467
-----------------------------------------------------------------------------------------
Schroder U.S. Opportunities Fund          $48,815,838                  $72,076
-----------------------------------------------------------------------------------------
Schroder International Alpha Fund         $   998,928                  $ 1,765
-----------------------------------------------------------------------------------------

          OTHER PRACTICES. Schroders and its affiliates also manage private investment companies ("hedge funds") that are marketed to, among others, existing Schroders clients. These hedge funds may invest in the same securities as those invested in by the Funds. The hedge funds' trading methodologies are generally different than those of the Funds and usually include short selling and the aggressive use of leverage. At times, the hedge funds may be selling short securities held long in a Fund.

DETERMINATION OF NET ASSET VALUE

          The net asset value per share of each class of shares of each Fund is determined daily as of the close of trading on the New York Stock Exchange (the
"Exchange") (normally 4:00 p.m., Eastern Time) on each day the Exchange is open for trading.

                                       38

          The Trustees have established procedures for the valuation of a Fund's securities, which are summarized below.

          Equities listed or traded on a domestic or foreign stock exchange for which last sales information is regularly reported are valued at their last reported sales prices on such exchange on that day or, in the absence of sales that day, such securities are valued at the mean of closing bid and ask prices
("mid-market price") or, if none, the last sales price on the preceding trading day. (Where the securities are traded on more than one exchange, they are valued on the exchange on which the security is primarily traded.) Securities purchased in an initial public offering and which have not commenced trading in a secondary market are valued at cost. Unlisted securities for which over-the-counter market quotations are readily available generally are valued at the most recently reported mid-market prices. In the case of securities traded primarily on the National Association of Securities Dealers' Automated Quotation
System ("NASDAQ"), the NASDAQ Official Closing Price will, if available, be used to value such securities as such price is reported by NASDAQ to market data vendors. If the NASDAQ Official Closing Price is not available, such securities will be valued as described above for exchange traded securities.

          Except as noted below with regard to below investment grade and emerging markets debt instruments, fixed income securities with remaining maturities of more than 60 days are valued on the basis of valuations provided by pricing services that determine valuations for normal institutional size trading units of fixed income securities, or through obtaining independent quotes from market makers. Below investment grade and emerging markets debts instruments ("high yield debt") will ordinarily be valued at prices supplied by a Fund's pricing services based on the mean of bid and asked prices supplied by brokers or dealers; provided, however, that if the bid-asked spread exceeds five points, then that security will be valued at the bid price. Short-term fixed income securities with remaining maturities of 60 days or less are valued at amortized cost, a form of fair valuation, unless Schroders believes another valuation is more appropriate. Securities for which current market quotations are not readily available are valued at fair value pursuant to procedures established by the Trustees.

          Options on indices or exchange-traded fund (ETF) shares shall be valued at the mid-market price reported as of the close of the Chicago Board of
Options Exchange. Options and futures contracts traded on a securities exchange or board of trade shall be valued at the last reported sales price or, in the absence of a sale, at the closing mid-market price (the average of the last reported bid and asked prices). Options not traded on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the most recently reported mid-market price (the average of the most recently reported bid and asked prices).

          All assets and liabilities of a Fund denominated in foreign currencies are translated into U.S. dollars based on the mid-market price of such currencies against the U.S. dollar at the time when last quoted.

          Long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities and certain foreign securities may be stated at fair value on the basis of valuations furnished by pricing services approved by the
Trustees, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities (or, when such prices for such securities are not available - for example, on a day when bond markets are closed - based on other factors that may be indicative of the securities' values).

          If any securities held by a Fund are restricted as to resale,
Schroders will obtain a valuation based on the current bid for the restricted security from one or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security. If Schroders is unable to obtain a fair valuation for a restricted security from an independent dealer or other independent party, a pricing

                                       39

committee (comprised of certain directors and officers at Schroders) shall determine the bid value of such security. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Trust in connection with such disposition).
In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities, and any available analysts' reports regarding the issuer.

          Generally, trading in certain securities (such as foreign securities)
is substantially completed each day at various times prior to the close of the
New York Stock Exchange. The values of these securities used in determining the net asset value of the Fund's shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds and U.S. government securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of such securities occur during such period, then the Fair Value Committee of the Trust will consider whether it is appropriate to value these securities at their fair values.

          The Schroder International Alpha Fund uses FT-Interactive Data ("FT")
as a third party fair valuation vendor. FT provides a fair value for foreign securities held by the Schroder International Alpha Fund based on certain factors and methodologies applied by FT in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Fair Value
Committee, designated by the Funds' Trustees, in consultation with the Trustees.
Such methodologies generally involve tracking valuation correlations between the
U.S. market and each non-U.S. security. In consultation with the Trustees, the
Fair Value Committee also determines a "confidence interval" which will be used, when the threshold is exceeded, to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security will be fair valued. In the event that the threshold established by the Fair Value Committee is exceeded on a specific day, the
Schroder International Alpha Fund shall value non-U.S. securities in its portfolio that exceed the applicable confidence interval based upon the fair values provided by FT.

          The proceeds received by each Fund for each issue or sale of its shares, and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund, and constitute the underlying assets of that Fund. The underlying assets of each
Fund will be segregated on the Trust's books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Each Fund's assets will be further allocated among its constituent classes of shares on the Trust's books of account. Expenses with respect to any two or more Funds or classes may be allocated in proportion to the net asset values of the respective Funds or classes except where allocations of direct expenses can otherwise be fairly made to a specific Fund or class.

REDEMPTION OF SHARES

          Each Fund imposes a 2.00% redemption fee on shares redeemed (including in connection with an exchange) two months or less from their date of purchase.
The fee is not a sales charge (load); it is paid directly to the Fund.

                                       40

          The redemption fee may be waived, Schroders' sole discretion, for certain categories of redemptions that do not raise short-term trading concerns.
These categories include but are not limited to the following: shares held in employer-sponsored retirement accounts (such as 401(k), 403(b), Keogh, profit sharing, SIMPLE IRA, SEP-IRA and money purchase pension accounts), or shares redeemed through designated systematic withdrawal plans. The redemption fee does apply to IRAs, and may also apply to shares in retirement plans held in broker omnibus accounts.

ARRANGEMENTS PERMITTING FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

          The Funds have no arrangements with any person to permit frequent purchases and redemptions of the Funds' shares.

TAXES

          The following discussion of U.S. federal income tax consequences is based on the Internal Revenue Code of 1986, as amended ("the Code"), existing
U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Funds. It does not address special tax rules applicable to certain classes of investors, such as, among others, IRAs and other retirement plans, tax-exempt entities, foreign investors, insurance companies, financial institutions and investors making in-kind contributions to the Funds. You should consult your tax advisor for more information about your own tax situation, including possible other federal, state, local, and, where applicable, foreign tax consequences of investing in the Funds.

          TAXATION OF THE FUNDS. Each Fund intends to qualify each year and elect to be taxed as a "regulated investment company" (a "RIC") under Subchapter
M of the Code.

          As a RIC qualifying to have its tax liability determined under
Subchapter M, a Fund will not be subject to federal income tax on income paid to shareholders in the form of dividends or capital gain distributions.

          In order to qualify as a RIC a Fund must, among other things, (a)
derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other RICs and other securities limited generally with respect to any one issuer to not more than 5% of the value of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in (x)
the securities of any one issuer (other than the U.S. Government or other RICs)
or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades and businesses or (y) the securities of one or more qualified publicly traded partnerships (as defined below); and (c)
distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in

                                       41

the Code without regard to the deduction for dividends paid - generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.
Each Fund intends to make such distributions.

          In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, the American Jobs Creation Act of 2004
(the "2004 Act"), provides that for taxable years of a regulated investment company beginning after October 22, 2004, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership
(i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii)
that derives less than 90% of its income from the qualifying income described in paragraph (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (b) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

          If a Fund does not qualify for taxation as a RIC for any taxable year, the Fund's taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net tax-exempt income and net long-term capital gains (if any), will be taxable to shareholders as ordinary income. In addition, in order to requalify for taxation as a RIC, a Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

          If a Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior years (to the extent not previously subject to tax under subchapter M), the Fund will be subject to a 4% excise tax on the under-distributed amounts. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by a Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October,
November, or December of that preceding year. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

          TAXABLE DISTRIBUTIONS. For federal income tax purposes, distributions of investment income (other than exempt-interest dividends, as described below)
are taxed to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated the gains, rather than how long you owned your shares. Distributions of net capital gains from the sale of investments that a Fund has held for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income.

          For taxable years beginning before January 1, 2009, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day

                                       42

period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, on the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation
(whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or
(4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United
States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established security market in the United
States) or (b) treated as a passive foreign investment company.

          In general, distributions of investment income designated by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to such
Fund's shares. In any event, if the aggregate qualified dividends received by a
Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund's dividends (other than property designated capital gain dividends)
will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

          Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares.

          Long-term capital gain rates applicable to individuals have been temporarily reduced - in general, to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets - for taxable years beginning before January 1,
2009.

          TRANSACTIONS IN FUND SHARES. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon such a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise the gain or loss on the sale, exchange or redemption of Fund shares will be treated as short-term capital gain or loss. However, if a shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any amounts treated as distributions from a Fund of long-term capital gain with respect to the shares during the six-month period. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other shares of the same Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

          FOREIGN INVESTMENTS. A Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations of the foreign currency concerned.

          With respect to investment income and gains received by a Fund from sources outside the United States, such income and gains may be subject to foreign taxes which are withheld at the source. The effective rate of foreign taxes to which a Fund will be subject depends on the specific countries in which its assets will be invested and the extent of the assets invested in each such country and, therefore, cannot

                                       43

be determined in advance. In addition, a Fund's investments in foreign securities may increase or accelerate the Fund's recognition of ordinary income or loss and may affect the timing or amount of the Fund's distributions, including in situations where such distributions may economically represent a return of a particular shareholder's investment. Investments, if any, in
"passive foreign investment companies" could subject a Fund to U.S. federal income tax or other charges on certain distributions from such companies and on disposition of investments in such companies; however, the tax effects of such investments may be mitigated by making an election to mark such investments to market annually or treat the passive foreign investment company as a "qualified electing fund."

          If more than 50% of a Fund's assets at year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. It is anticipated that shareholders of Schroders International Alpha Fund generally will be entitled to claim a credit or deduction with respect to foreign taxes, while shareholders of
Schroders U.S. Large Cap Equity Fund and Schroders U.S. Opportunities Fund
generally will not. A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their Fund shares (without protection from risk of loss)
on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

          HEDGING TRANSACTIONS. If a Fund engages in hedging transactions, including hedging transactions in options, forward or futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gain into short-term capital gain, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the
Fund.

          BACKUP WITHHOLDING. A Fund is generally required to withhold a percentage of certain of your dividends and other distributions if you have not provided the Fund with your correct taxpayer identification number (normally your Social Security number), or if you are otherwise subject to backup withholding. The backup withholding tax rate is 28% for amounts paid through
2010. The backup withholding tax rate will be 31% for amounts paid after
December 31, 2010.

          TAX SHELTER REPORTING REGULATIONS. Under Treasury regulations, if a shareholder realizes a loss on disposition of the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should

                                       44

consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

          NON-U.S. SHAREHOLDERS. In general, dividends (other than capital gain dividends) paid by a Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (a "foreign person") are subject to withholding of U.S.
federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, under the 2004 Act, effective for taxable years of a fund beginning after December 31,
2004 and before January 1, 2008, a Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a
10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by a Fund (an
"interest-related dividend"), and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United
States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by a
Fund (a "short-term capital gain dividend"). A Fund may opt not to designate dividends as interest-related dividends or short-term capital gain dividends to the full extent permitted by the Code. In addition, as indicated above, capital gain dividends will not be subject to withholding of U.S. federal income tax.

If a beneficial holder who is a foreign person has a trade or business in the
United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

          The 2004 Act modifies the tax treatment of distributions from a Fund that are paid to a foreign person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor)
in "U.S. real property holding corporations" such as REITs. The Code deems any corporation that holds (or held during the previous five-year period) USRPIs with a fair market value equal to 50% or more of the fair market value of the corporation's U.S. and foreign real property assets and other assets used or held for use in a trade or business to be a U.S. real property holding corporation; however, if any class of stock of a corporation is traded on an established securities market, stock of such class shall be treated as a USRPI only in the case of a person who holds more than 5% of such class of stock at any time during the previous five-year period. Under the 2004 Act, which is generally effective for taxable years of RICs beginning after December 31, 2004 and which applies to dividends paid or deemed paid on or before December 31,
2007, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs (a "FIRPTA Distribution") will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

          Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains
(and is not allowed a deduction for losses) realized on the sale of shares of a
Fund or on capital gain dividends unless (i) such gain or capital gain dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or

                                       45

periods aggregating 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met, or (iii) the shares constitute
USRPIs or (effective for taxable years of a Fund beginning after December 31,
2004) the capital gain dividends are paid or deemed paid on or before December
31, 2007 and are attributable to gains from the sale or exchange of USRPIs.

PRINCIPAL HOLDERS OF SECURITIES

          To the knowledge of the Trust, as of February 22, 2006, no person owned of record, or was known to the Trust to own beneficially, more than 5% of the outstanding voting securities of any Fund, except as indicated on Appendix A hereto.

          To the knowledge of the Trust, as of February 22, 2006, the Trustees
of the Trust and the officers of the Trust, as a group, owned less than 1% of the outstanding shares of each Fund.

CUSTODIAN

          JP Morgan Chase Bank, 270 Park Avenue, New York, New York ("Chase"),
is the custodian of the assets of each Fund. The custodian's responsibilities include safeguarding and controlling a Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on a
Fund's investments. The custodian does not determine the investment policies of a Fund or decide which securities a Fund will buy or sell. Prior to November 5,
2001, State Street served as custodian to each of the Funds.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

          Boston Financial Data Services, Inc., Two Heritage Drive, North
Quincy, Massachusetts 02171, is the Trust's registrar, transfer agent, and dividend disbursing agent.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          PricewaterhouseCoopers LLP, the Trust's independent registered public accounting firm, provides audit services and tax return preparation services.
Their address is Two Commerce Square, Suite 1700, 2001 Market Street,
Philadelphia, Pennsylvania 19103.

CODE OF ETHICS

          Schroders and Schroder Funds Advisors Inc., the Trust's distributor, and SIMNA Ltd. have each adopted a Code of Ethics, and the Trust, Schroder
Series Trust and Schroder Global Series Trust have adopted a combined Code of
Ethics, pursuant to the requirements of Rule 17j-1 of the Investment Company
Act. Subject to certain restrictions, these Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds. The Codes of Ethics have been filed as exhibits to the Trust's Registration Statement.

PROXY VOTING POLICIES AND PROCEDURES

          The Trust has delegated authority and responsibility to vote any proxies related to voting securities held by the Fund to Schroders, which intends to vote such proxies in accordance with its proxy voting policies and procedures. A copy of Schroders' proxy voting policies and procedures is attached as Appendix C to this SAI. Information regarding how the Fund voted proxies relating to portfolio

                                       46

securities during the most recent twelve month period ended June 30 is available without charge, upon request, by calling (800) 464-3108 and on the Securities and Exchange Commission website at http://www.sec.gov.

LEGAL COUNSEL

          Ropes & Gray LLP, One International Place, Boston, Massachusetts
02110-2624, serves as counsel to the Trust.

SHAREHOLDER LIABILITY

          Under Delaware law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's
Trust Instrument disclaims shareholder liability for acts or obligations of the
Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees.
The Trust's Trust Instrument provides for indemnification out of a Fund's property for all loss and expense of any shareholder held personally liable for the obligations of a Fund. Thus the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which a
Fund would be unable to meet its obligations.

FINANCIAL STATEMENTS

          The Report of Independent Registered Public Accounting Firm, Financial
Highlights, and Financial Statements in respect of the Funds are included in the
Trust's Annual Report to Shareholders for the fiscal year ended October 31, 2005 under Rule 30d-1 of the Investment Company Act, filed electronically with the
Securities and Exchange Commission on January 5, 2006 in the Funds' Report on
Form N-CSR for the period ending October 31, 2005 (File No. 811-01911; Accession
No. 0000935069-06-000052). The Report, Financial Highlights and Financial
Statements referred to above are incorporated by reference into this SAI.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available without charge, upon request, by calling (800) 464-3108 and on the Securities and Exchange Commission website at http://www.sec.gov.

                                       47

                                   APPENDIX A

                          HOLDERS OF OUTSTANDING SHARES

To the knowledge of the Trust, as of February 22, 2006, no person owned of record, or was known to the Trust to own beneficially, 5% or more of the outstanding Investor Shares of any Fund, except as set forth below.

                                                                        Number Of     Percentage of
                                                                       Outstanding     Outstanding
       Record or Beneficial Owner                    Fund             Shares Owned     Shares Owned
----------------------------------------   -----------------------   --------------   -------------

National Financial Svcs. Corp              Schroder U.S.             1,223,158.0800       15.68%
For Exclusive Benefit of Customers         Opportunities Fund
ATTN: Mutual Funds Dept. 5th Fl
200 Liberty Street
1 World Financial Center
New York, NY  10281-1003
(Record Owner)

Fidelity Investments                       Schroder U.S.               532,165.6520        6.82%
Institutional Operations Co. Inc. (FIIC)   Opportunities Fund
As Agent for certain employee benefit
plans
100 Magellan Way KWIC
Covington, KY  41015-1999
(Record Owner)

Charles Schwab & Co. Inc.                  Schroder U.S.             3,586,905.4870       45.99%
Special Customer AC for the benefit of     Opportunities Fund
customers
ATTN: Mutual Funds
101 Montgomery Street
San Francisco, CA  94104-4122
(Record Owner)

Schroder U.S. Holdings Inc.                Schroder International      601,842.2420       78.55%
22 Church St.                              Alpha Fund
Hamilton Bermuda  HM11 (Record Owner
and Beneficial Owner)

Security Nominees Inc.                     Schroder U.S. Large Cap     278,730.4200       14.48%
1 State Street                             Equity Fund
New York, NY 10004-1417
(Record Owner)

Brown Brothers Harriman & Co.              Schroder U.S. Large Cap     361,540.0770       18.79%
Cust FBO 5832258 Reinvest                  Equity Fund
525 Washington Blvd.
Jersey City, NJ 07310-1692
(Record Owner)

                                       A-1

Schroder & Co. Limited                     Schroder U.S. Large Cap   103,435.1880          5.37%
FBO Non US Clients                         Equity Fund
100 Wood Street
London EC2V 7ER
United Kingdom
(Record Owner)

                                       A-2

                                   APPENDIX B

                    FIXED INCOME AND COMMERCIAL PAPER RATINGS

MOODY'S INVESTORS SERVICE INC. ("MOODY'S")

FIXED-INCOME SECURITY RATINGS

"Aaa" Fixed-income securities which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa" Fixed-income securities which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade fixed-income securities. They are rated lower than the best fixed-income securities because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

"A" Fixed-income securities which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

"Baa" Fixed-income securities which are rated "Baa" are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured.
Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such fixed-income securities lack outstanding investment characteristics and in fact have speculative characteristics as well.

Fixed-income securities rated "Aaa", "Aa", "A" and "Baa" are considered investment grade.

"Ba" Fixed-income securities which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times in the future.
Uncertainty of position characterizes bonds in this class.

"B" Fixed-income securities which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

"Caa" Fixed-income securities which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                       B-1

"Ca" Fixed-income securities which are rated "Ca" present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

"C" Fixed-income securities which are rated "C" are the lowest rated class of fixed-income securities, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Rating Refinements: Moody's may apply numerical modifiers, "1", "2", and "3" in each generic rating classification from "Aa" through "B" in its fixed-income security rating system. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and a modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

COMMERCIAL PAPER RATINGS

Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months.
The ratings apply to Municipal Commercial Paper as well as taxable Commercial
Paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:
"Prime-1", "Prime-2", "Prime-3".

Issuers rated "Prime-1" have a superior capacity for repayment of short-term promissory obligations. Issuers rated "Prime-2" have a strong capacity for repayment of short-term promissory obligations; and Issuers rated "Prime-3" have an acceptable capacity for repayment of short-term promissory obligations.
Issuers rated "Not Prime" do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATING SERVICES ("STANDARD & POOR'S")

FIXED-INCOME SECURITY RATINGS

A Standard & Poor's fixed-income security rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

                                       B-2

"AAA" Fixed-income securities rated "AAA" have the highest rating assigned by
Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

"AA" Fixed-income securities rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

"A" Fixed-income securities rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than fixed-income securities in higher-rated categories.

"BBB" Fixed-income securities rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for fixed-income securities in this category than for fixed-income securities in higher-rated categories.

Fixed-income securities rated "AAA", "AA", "A" and "BBB" are considered investment grade.

"BB" Fixed-income securities rated "BB" have less near-term vulnerability to default than other speculative grade fixed-income securities. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity or willingness to pay interest and repay principal.

"B" Fixed-income securities rated "B" have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

"CCC" Fixed-income securities rated "CCC" have a current identifiable vulnerability to default, and the obligor is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

"CC" The rating "CC" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC" rating.

"C" The rating "C" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC-" rating.

"CI" The rating "CI" is reserved for fixed-income securities on which no interest is being paid.

"NR" Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

Fixed-income securities rated "BB", "B", "CCC", "CC" and "C" are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and
"C" the highest degree of speculation. While such fixed-income securities

                                       B-3

will likely have some quality and protective characteristics, these are out-weighed by large uncertainties or major risk exposures to adverse conditions.

Plus (+) or minus (-): The rating from "AA" TO "CCC" may be modified by the addition of a plus or minus sign to show relative standing with the major ratings categories.

COMMERCIAL PAPER RATINGS

Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than
365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper.

Issues assigned "A" ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation
"1", "2", and "3" to indicate the relative degree of safety.

"A-1" Indicates that the degree of safety regarding timely payment is very strong.

"A-2" Indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

"A-3" Indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH INVESTORS SERVICE, INC. ("FITCH")

FIXED INCOME SECURITY RATINGS

Investment Grade

AAA: Bonds considered to be investment grade and of the highest credit quality.
The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and
"AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                                       B-4

BBB: Bonds considered to be investment grade and of satisfactory credit quality.
The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

High Yield Grade

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD"
represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

NR: Indicates that Fitch does not rate the specific issue.

Conditional: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Short-Term Ratings

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                                       B-5

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated
"F-1+".

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the
"F-1+" and "F-1 " categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

DUFF & PHELPS

FIXED INCOME SECURITIES

Investment Grade

AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free US Treasury debt.

AA+, AA, and AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, and A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, and BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

High Yield Grade

BB+, BB, and BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, and B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes.
Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

Preferred stocks are rated on the same scale as bonds but the preferred rating gives weight to its more junior position in the capital structure. Structured financings are also rated on this scale.

                                       B-6

CERTIFICATES OF DEPOSIT RATINGS

Category 1: Top Grade

Duff 1 plus: Highest certainty of timely payment. Short-term liquidity including internal operating factors and/or ready access to alternative sources of funds, is outstanding, and safety is just below risk-free US Treasury short-term obligations.

Duff 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good Fundamental protection factors. Risk factors are minor.

Duff 1 minus: High certainty of timely payment. Liquidity factors are strong and supported by good Fundamental protection factors. Risk factors are very small.

Category 2: Good Grade

Duff 2: Good certainty of timely payment. Liquidity factors and company
Fundamentals are sound. Although ongoing Funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Category 3: Satisfactory Grade

Duff 3: Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation.
Nevertheless timely payment is expected.

No ratings are issued for companies whose paper is not deemed to be of investment grade.

                                       B-7

                                   APPENDIX C

                SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC.
            POLICY RELATING TO IDENTIFYING AND ACTING UPON CONFLICTS
           OF INTEREST IN CONNECTION WITH ITS PROXY VOTING OBLIGATIONS

This document sets forth Schroder Investment Management North America Inc.'s
("Schroders") policy with respect to proxy voting and its procedures to comply with Rule 206(4)-6 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940. Specifically, Rule 206(4)-6 requires that Schroders:

     o    Adopt and implement written policies and procedures reasonably designed to ensure that proxies are voted in the best interest of clients and

     o    Disclose its proxy voting policies and procedures to clients and inform them how they may obtain information about how Schroders voted proxies.

Rule 30b1-4 requires that the Schroder US Mutual Funds (the "Funds"):

     o    Disclose their proxy voting policies and procedures in their registration statements and

     o    Annually, file with the SEC and make available to shareholders their actual proxy voting.

(A)  PROXY VOTING GENERAL PRINCIPLES

Schroders will evaluate and usually vote for or against all proxy requests relating to securities held in any account managed by Schroders (unless this responsibility has been retained by the client).

Proxies will be treated and evaluated with the same attention and investment skill as the trading of securities in the accounts.

Proxies will be voted in a manner which is deemed most likely to protect and enhance the longer term value of the security as an asset to the account.

PROXY COMMITTEE

The Proxy Committee consists of investment professionals and other officers and is responsible for ensuring compliance with this proxy voting policy. The
Committee meets quarterly to review proxies voted, policy guidelines and to examine any issues raised, including a review of any votes cast in connection with controversial issues.

The procedure for evaluating proxy requests is as follows:

Schroders' Global Corporate Governance Team (the "Team") is responsible for the initial evaluation of the proxy request, for seeking advice where necessary, especially from the US small cap and mid cap product heads, and for consulting with portfolio managers who have invested in the company should a controversial issue arise.

                                       C-1

When making proxy-voting decisions, Schroders generally adheres to the Global
Corporate Governance Policy (the "Policy"), as revised from time to time. The
Policy, which has been developed by Schroders' Global Corporate Governance Team and approved by the Schroders Proxy Committee, sets forth Schroders's positions on recurring issues and criteria for addressing non-recurring issues. The Policy is a part of these procedures and is incorporated herein by reference. The Proxy
Committee exercises oversight to assure that proxies are voted in accordance with the Policy and that any votes inconsistent with the Policy or against management are appropriately documented.

Schroders uses Institutional Shareholder Services, Inc. ("ISS") to assist in voting proxies. ISS provides proxy research, voting and vote-reporting services.
ISS's primary function with respect to Schroders is to apprise the Group of shareholder meeting dates of all securities holdings, translate proxy materials received from companies, provide associated research and provide considerations and recommendations for voting on particular proxy proposals. Although Schroders may consider ISS's and others' recommendations on proxy issues, Schroders bears ultimate responsibility for proxy voting decisions.

Schroders may also consider the recommendations and research of other providers, including the National Association of Pension Funds' Voting Issues Service.

CONFLICTS

From time to time, proxy voting proposals may raise conflicts between the interests of Schroders's clients and the interests of Schroders and/or its employees. Schroders is adopting this policy and procedures to ensure that decisions to vote the proxies are based on the clients' best interests.

For example, conflicts of interest may arise when:

     o    Proxy votes regarding non-routine matters are solicited by an issuer that, directly or indirectly, has a client relationship with
          Schroders;

     o    A proponent of a proxy proposal has a client relationship with
          Schroders;

     o    A proponent of a proxy proposal has a business relationship with
          Schroders;

     o    Schroders has business relationships with participants in proxy contests, corporate directors or director candidates;

The Team is responsible for identifying proxy voting proposals that may present a material conflict of interest. If Schroders receives a proxy relating to an issuer that raises a conflict of interest, the Team shall determine whether the conflict is "material" to any specific proposal included within the proxy. The
Team will determine whether a proposal is material as follows:

     o    Routine Proxy Proposals: Proxy proposals that are "routine" shall be presumed not to involve a material conflict of interest unless the
          Team has actual knowledge that a routine proposal should be treated as material. For this purpose, "routine" proposals would typically include matters such as uncontested election of directors, meeting formalities, and approval of an annual report/financial statements.

     o    Non-Routine Proxy Proposals: Proxy proposals that are "non-routine"
          will be presumed to involve a material conflict of interest, unless the Team determines that neither Schroders nor its

                                       C-2

          personnel have a conflict of interest or the conflict is unrelated to the proposal in question. For this purpose, "non-routine" proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock, option plans, retirement plans, profit-sharing or other special remuneration plans). If the Team determines that there is, or may be perceived to be, a conflict of interest when voting a proxy, Schroders will address matters involving such conflicts of interest as follows:

          A. If a proposal is addressed by the Policy, Schroders will vote in accordance with such Policy;

          B. If Schroders believes it is in the best interests of clients to depart from the Policy, Schroders will be subject to the requirements of C or D below, as applicable;

          C. If the proxy proposal is (1) not addressed by the Policy or (2)
requires a case-by-case determination, Schroders may vote such proxy as it determines to be in the best interest of clients, without taking any action described in D below, provided that such vote would be against Schroders's own interest in the matter (i.e., against the perceived or actual conflict). The rationale of such vote will be memorialized in writing; and

          D. If the proxy proposal is (1) not addressed by the Policy or (2)
requires a case-by-case determination, and Schroders believes it should vote in a way that may also benefit, or be perceived to benefit, its own interest, then
Schroders must take one of the following actions in voting such proxy: (a) vote in accordance with ISS' recommendation; (b) inform the client(s) of the conflict of interest and obtain consent to vote the proxy as recommended by Schroders; or
(c) obtain approval of the decision from the Chief Compliance Officer and the
Chief Investment Officer. The rationale of such vote will be memorialized in writing.

RECORD OF PROXY VOTING

          The Team will maintain, or have available, written or electronic copies of each proxy statement received and of each executed proxy.

The Team will also maintain records relating to each proxy, including (i) the voting decision with regard to each proxy; and (ii) any documents created by the
Team and/or the Proxy Committee, or others, that were material to making the voting decision; (iii) any decisions of the Chief Compliance Officer and the
Chief Investment Officer.

Schroders will maintain a record of each written request from a client for proxy voting information and its written response to any request (oral or written)
from any client for proxy voting information.

Such records will be maintained for six years and may be retained electronically.

Additional Reports and Disclosures for the Schroder Funds

                                       C-3

The Funds must disclose their policies and procedures for voting proxies in their Statement of Additional Information. In addition to the records required to be maintained by Schroders, the following information will be made available to the Funds or their agent to enable the Funds to file Form N-PX under Rule
30b1-4:

          For each matter on which a fund is entitled to vote:

     o    Name of the issuer of the security;

     o    Exchange ticker symbol;

     o    CUSIP number, if available;

     o    Shareholder meeting date;

     o    Brief summary of the matter voted upon;

     o    Source of the proposal, i.e., issuer or shareholder;

     o    Whether the fund voted on the matter;

     o    How the fund voted; and

     o    Whether the fund voted with or against management.

Further, the Funds are required to make available to shareholders the Funds'
actual proxy voting record. If requested, the most recently filed Form N-PX must be sent within three (3) days of receipt of the request.

July 30, 2003

                                       C-4

PART C: OTHER INFORMATION

ITEM 23. EXHIBITS.

(a) Trust Instrument of Registrant as Amended and Restated as of February 5,
2002 (see Note 7).

(b) Bylaws of Registrant Amended and Restated as of December 9, 2003, October 4,
2004 and December 7, 2004 (see Note 10).

(c) See the following Articles and Sections in the Trust Instrument filed as
Exhibit (a): Article II, Sections 2.03, 2.04, 2.06, 2.08, 2.09, 2.10, 2.11;
Article III, Section 3.08; Article VII; Article IX; and Article X, Section
10.03.

(d) (i) Form of Amended and Restated Investment Advisory Agreement between the
Trust and Schroder Investment Management North America Inc. ("Schroders") dated as of September 15, 1999, with respect to Schroder U.S. Large Cap Equity Fund
(formerly, "Schroder U.S. Diversified Growth Fund") (see Note 4).

(ii) Form of Amended and Restated Investment Advisory Agreement between the
Trust and Schroders dated as of September 15, 1999, with respect to Schroder
U.S. Opportunities Fund (formerly, "Schroder U.S. Smaller Companies Fund") and
Schroder International Alpha Fund (formerly, "Schroder International Fund") (see
Note 4).

(iii) Subadvisory Agreement among the Trust, Schroders and Schroder Investment
Management North America Ltd. with respect to Schroder International Alpha Fund
(formerly, "Schroder International Fund") (see Note 10).

(iv) Amended and Restated Subadvisory Agreement between the Trust, on behalf of
Schroder International Alpha Fund, Schroder Investment Management North America
Inc., and Schroder Investment Management North America Ltd. is filed herewith.

(e) Form of Distribution Agreement between the Trust and Schroder Fund Advisors
Inc. dated as of September 15, 1999 (see Note 4).

(f) Not Applicable.

(g) (i) Global Custody Agreement between the Trust and The Chase Manhattan Bank dated as of November 5, 2001 (see Note 7).

(ii) Amendment to Custody Agreement between the Trust and JPMorgan Chase Bank,
NA (formerly, "The Chase Manhattan Bank") dated October 26, 2005 is filed herewith.

(h) (i) Administration Agreement between the Trust and Schroder Fund Advisors
Inc. dated November 26, 1996 and amended and restated as of June 1, 1998 (see
Note 5).

(ii) Sub-Administration and Accounting Agreement among the Trust, Schroder Fund
Advisors Inc. and SEI Investments Global Fund Services dated as of October 8,
2001 ("SEI Administration Agreement") (see Note 7).

(iv) Transfer Agency and Service Agreement between the Trust and State Street
Bank and Trust Company dated as of May 28, 1999 (see Note 3).

(v) Form of Delegation Amendment to Transfer Agency and Service Agreement
between the Trust and State Street Bank and Trust Company (see Note 8).

(vi) Amendment to Transfer Agency Agreement between the Trust and State Street
Bank and Trust Company dated September 1, 2005 is filed herewith.

(vii) Expense Limitation Agreement between Schroders and the Trust on behalf of
Schroder International Alpha Fund, Schroder U.S. Large Cap Equity Fund and
Schroder U.S. Opportunities Fund is filed herewith.

(i) Opinion of Morris, Nichols, Arsht & Tunnell (see Note 5).

(j) Consent of PricewaterhouseCoopers LLP is filed herewith.

(k) Not Applicable.

(l) Not Applicable.

(m) Not Applicable.

(n) Not Applicable.

(o) (i) Power of Attorney for David N. Dinkins, John I. Howell, Peter S. Knight,
Alan M. Mandel, Catherine A. Mazza, William L. Means, Clarence F. Michalis, and
Hermann C. Schwab (see Note 6).

(ii) Power of Attorney for Peter E. Guernsey (see Note 4).

(iii) Power of Attorney for Peter L. Clark (see Note 9).

(iv) Power of Attorney for James D. Vaughn (see Note 9).

(p) (i) Code of Ethics for Schroders and Schroder Fund Advisors, Inc. (see Note
11).

(ii) Code of Ethics of the Trust (see Note 11).

(iii) Code of Ethics of SIMNA Ltd. (see Note 11).

                                       -2-

Notes:

1. Exhibit incorporated by reference to Post-Effective Amendment No. 63 to the
Trust's Registration Statement on Form N-1A filed via EDGAR on July 18, 1997, accession number 0001004402-97-000035.

2. Exhibit incorporated by reference to Post-Effective Amendment No. 65 to the
Trust's Registration Statement on Form N-1A filed via EDGAR on January 27, 1998, accession number 0001004402-98-000053.

3. Exhibit incorporated by reference to Post-Effective Amendment No. 74 to the
Trust's Registration Statement on Form N-1A filed via EDGAR on July 13, 1999, accession number 0001047469-99-027251.

4. Exhibit incorporated by reference to Post-Effective Amendment No. 75 to the
Trust's Registration Statement on Form N-1A filed via EDGAR on September 30,
1999, accession number 0001047469-99-037395.

5. Exhibit incorporated by reference to Post-Effective Amendment No. 76 to the
Trust's Registration Statement on Form N-1A filed via EDGAR on February 29,
2000, accession number 0000912057-00-009074.

6. Exhibit incorporated by reference to Post-Effective Amendment No. 77 to the
Trust's Registration Statement on Form N-1A filed via EDGAR on February 28,
2001, accession number 0000912057-01-006923.

7. Exhibit incorporated by reference to Post-Effective Amendment No. 78 to the
Trust's Registration Statement on Form N-1A filed via EDGAR on January 29, 2002, accession number 0000950136-02-000239.

8. Exhibit incorporated by reference to Post-Effective Amendment No. 81 to the
Trust's Registration Statement on Form N-1A filed via EDGAR on February 27,
2003, accession number 0000950136-03-000457.

9. Exhibit incorporated by reference to Post-Effective Amendment No. 82 to the
Trust's Registration Statement on Form N-1A filed via EDGAR on February 27,
2004, accession number 0000950136-04-000602.

10. Exhibit incorporated by reference to Post-Effective Amendment No. 83 to the
Trust's Registration Statement on Form N-1A filed via EDGAR on December 22,
2004, accession number 0000950136-04-004511.

11. Exhibit incorporated by reference to Post-Effective Amendment No. 84 to the
Trust's Registration Statement on Form N-1A filed via EDGAR on February 25,
2005, accession number 0000950136-05-001048.

                                       -3-

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

None.

ITEM 25. INDEMNIFICATION.

Section 10.02 of the Registrant's Trust Instrument reads as follows:

"(a) Subject to the exceptions and limitations contained in subsection 10.02(b):

"(i) every person who is, or has been, a Trustee or officer of the Trust
(hereinafter referred to as a "Covered Person") shall be indemnified by the
Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof; "(ii) the words "claim,"
"action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

"(b) No indemnification shall be provided hereunder to a Covered Person: "(i)
who shall have been adjudicated by a court or body before which the proceeding was brought: (A) to be liable to the Trust or its Holders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Covered Person's office; or (B) not to have acted in good faith in the reasonable belief that Covered Person's action was in the best interest of the Trust; or "(ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Trustee's or officer's office: (A) by the court or other body approving the settlement; (B) by at least a majority of those
Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Holder may, by appropriate legal proceedings, challenge any such determination by the Trustees or by independent counsel.

"(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

                                       -4-

"(d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in
Subsection 10.02(a) of this Section 10.02 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Subsection 10.02; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither
Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 10.02."

Section 3.16 of the Registrant's Bylaws provides:

"The conduct of a Trustee shall be evaluated solely by reference to a hypothetical reasonable person, without regard to any special expertise, knowledge or other qualifications of the Trustee. In particular, and without limiting the generality of the foregoing, neither the determination that a
Trustee is an "audit committee financial expert" nor the knowledge, experience or other qualifications underlying such a determination shall result in that
Trustee being held to a standard of care that is higher than the standard that would be applicable in the absence of such a determination or such knowledge, experience or qualification, nor shall such a determination or such knowledge, experience or other qualification impose any duties, obligations or liabilities that are greater than would obtain in the absence of such a determination or such knowledge, experience or qualification. Any determination of whether a
Trustee has complied with any applicable standard of care, including without limitation any standard of care set out in any constituent document of the
Trust, and any determination of whether a Trustee shall be entitled to indemnification pursuant to any provision of the Trust Instrument or these
Bylaws, shall be made in light of and based upon the provisions of this paragraph, and any person serving as Trustee, whether at the date of adoption of this paragraph as a Bylaw or thereafter, shall be presumed conclusively to have done so in reliance on this paragraph. No amendment or removal of this paragraph shall be effective in respect of any period prior to such amendment or removal."

Section 3.17 of the Registrant's Bylaws provides:

"The Trust shall to the fullest extent legally permissible indemnify each person who is or was a Trustee against all liabilities, costs and expenses reasonably incurred by such person in connection with or resulting from any action, suit or proceeding, whether civil, criminal, administrative or investigative, brought by any governmental or self-regulatory authority, including without limitation any formal or informal investigation into possible violations of law or regulation initiated by any governmental body or self-regulatory authority, in which such person may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while in office or thereafter, by reason of he or she having been a

                                       -5-

Trustee, or by reason of any action taken or not taken in such capacity, except to the extent prohibited by the Trust Instrument. Any person serving as Trustee, whether at the date of adoption of this paragraph as a Bylaw or thereafter, shall be presumed conclusively to have done so in reliance on this paragraph. No amendment or removal of this paragraph shall be effective in respect of any period prior to such amendment or removal or any proceeding related to any period prior to such amendment or removal."

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

(a) Schroder Investment Management North America Inc. The directors and officers of Schroder Investment Management North America Inc. ("Schroders") have been engaged during the past two fiscal years in no business, vocation or employment of a substantial nature other than as directors, officers or employees of
Schroders or certain of its corporate affiliates, except the following, whose principal occupations during that period, other than as directors or officers of
Schroders or certain of its corporate affiliates, are as follows: Christopher
Cook, Senior Vice President of Schroders, who was formerly an SR Institutional
Account Executive at Strong Capital Management; Anthony Williams, Senior Vice
President of Schroders, who was formerly Vice President and Institutional Sales
Manager at AmSouth Asset Management, prior to that Relationship Manager at
Dresdner RCM Global Investors; John Eric Nelson, Senior Vice President of
Schroders, who was formerly a Managing Director at Merrill Lynch Investment
Managers; John Harrington, Senior Vice President of Schroders, who was formerly a Product Manager and Portfolio Manager at Wellington Management; Virginie
Maisonneuve, Director of Schroders, who was formerly a Director and Co-Chief
Investment Officer at Clay Finlay; Steven Johnson, Executive Vice President of
Schroders, who was formerly Director of North American Business at Marathon
Asset Management; Robert Formisano, Senior Vice President of Schroders, who was
formerly Director of Sales and Client Service at West AM; and Allan Conway,
Executive Vice President of Schroders, who was formerly Head of Global Emerging
Markets for West LB Asset Management.

The address of Schroders and Schroder Fund Advisors Inc. is 875 Third Avenue,
22nd Floor, New York, NY 10022. The addresses of certain corporate affiliates of
Schroders are as follows: Schroder Investment Management North America Limited,
Schroder Ltd., and Schroders plc. are located at 31 Gresham St., London EC2V
7QA, United Kingdom. Each of Schroder Investment Management Limited, Schroder
Investment Management (UK) Limited, Schroder Investment Management (Europe),
Korea Schroder Fund Management Limited and Schroder Personal Investment
Management, is located at 33 Gutter Lane, London EC2V 8AS United Kingdom.
Schroder Investment Management (Singapore) Limited is located at #47-01 OCBC
Centre, Singapore. Schroder Investment Management (Hong Kong) Limited is located at 8 Connaight Place, Hong Kong. Schroder Investment Management (Australasia)
Limited is located at 225 George Place, Sydney, Australia. PT Schroder
Investment Management Indonesia is located at Lippo Plaza Bldg., 25 Jakarta,
12820. Schroders (C.I.) Limited is located at St. Peter Port, Guernsey, Channel
Islands, GY1 3UF. Schroder Properties Limited is located at Senator House, 85
Queen Victoria Street, London EC4V 4EJ, United Kingdom.

(b) Schroder Investment Management North America Limited. The directors and officers of Schroder Investment Management North America Limited ("SIMNA Ltd.")
have been engaged

                                       -6-

during the past two fiscal years in no business, vocation or employment of a substantial nature other than as directors, officers or employees of SIMNA Ltd.
or certain of its corporate affiliates.

The address of SIMNA Ltd. is 31 Gresham St., London EC2V 7QA, United Kingdom.

The addresses of certain corporate affiliates of SIMNA Ltd. are as follows:
Schroder Investment Management North America Inc. and Schroder Fund Advisors
Inc. are located at 875 Third Avenue, 22nd Floor, New York, NY 10022. Schroder
Ltd. and Schroders plc. are located at 31 Gresham St., London EC2V 7QA, United
Kingdom.

Each of Schroder Investment Management Limited, Schroder Investment Management
(UK) Limited, Schroder Investment Management (Europe), Korea Schroder Fund
Management Limited and Schroder Personal Investment Management, is located at 33
Gutter Lane, London EC2V 8AS United Kingdom. Schroder Investment Management
(Singapore) Limited is located at #47-01 OCBC Centre, Singapore. Schroder
Investment Management (Hong Kong) Limited is located at 8 Connaight Place, Hong
Kong. Schroder Investment Management (Australasia) Limited is located at 225
George Place, Sydney, Australia. PT Schroder Investment Management Indonesia is
located at Lippo Plaza Bldg., 25 Jakarta, 12820. Schroders (C.I.) Limited is
located at St. Peter Port, Guernsey, Channel Islands, GY1 3UF. Schroder
Properties Limited is located at Senator House, 85 Queen Victoria Street, London
EC4V 4EJ, United Kingdom.

ITEM 27. PRINCIPAL UNDERWRITERS.

(a) Schroder Fund Advisors Inc. currently acts as the principal underwriter for each series of the Registrant, each series of Schroder Series Trust and each series of Schroder Global Series Trust.

(b) Following is information with respect to each officer and director of
Schroder Fund Advisors Inc., the Distributor of the Trust's shares:

Name and Principal   Position and Office with     Position and Office with the
Business Address*    Underwriter                  Trust
------------------   --------------------------   ----------------------------
Catherine A. Mazza   Director and President       None

Mark A. Hemenetz     Director and Chairman        President and Principal
                                                  Executive Officer

Alan M. Mandel       Director, Treasurer, Chief   Treasurer, Principal
                     Operating Officer            Financial and
                                                  Accounting Officer

Mark J. Smith        Director and Senior Vice     None
                     President

Carin F. Muhlbaum    Director, Senior Vice        Vice President and Clerk
                     President,Secretary and
                     General Counsel

                                       -7-

Steven N. Johnson    Director and Chief           None
                     Compliance Officer

Stephen DeTore       Director and Senior Vice     Chief Compliance Officer
                     President

Angel Lanier         Assistant Vice President     Assistant Clerk

*The principal business address of each individual listed above is 875 Third
Avenue, 22nd Floor, New York, New York 10022, except for Mark J. Smith, whose business address is 31 Gresham St., London EC2V 7QA, United Kingdom.

(c) Not Applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

Persons maintaining physical possession of accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940
and the Rules promulgated thereunder are Registrant's Secretary, Carin F.
Muhlbaum; Registrant's investment adviser, Schroder Investment Management North
America inc.; Registrant's custodian, J.P. Morgan Chase Bank; Registrant's transfer agent and registrar, Boston Financial Data Services, Inc. and
Registrant's sub-administrator, SEI Investments Global Fund Services. The address of the secretary and investment adviser is 875 Third Avenue, 22nd Floor,
New York, New York 10022. The address of the custodian is 270 Park Avenue, New
York, New York 10017. The address of the transfer agent and registrar is Two
Heritage Drive, Quincy, Massachusetts 02171. The address of the sub-administrator is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

ITEM 29. MANAGEMENT SERVICES.

None.

ITEM 30. UNDERTAKINGS.

Registrant undertakes to furnish upon request and without charge to each person to whom a prospectus is delivered a copy of Registrant's latest annual report to shareholders relating to the fund to which the prospectus relates.

NOTICE

Notice is hereby given that this instrument is executed on behalf of the
Registrant by an officer of the Registrant as an officer and not individually and the obligations of the Registrant arising out of this instrument are not binding upon any of the trustees, officers, or shareholders of the Registrant individually but are binding only upon the assets and property of the
Registrant.

                                       -8-

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment
Company Act of 1940, the Registrant certifies that it has met all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and the State of New York, on
this 28th day of February, 2006.

SCHRODER CAPITAL FUNDS (DELAWARE)

By: /s/ Mark A. Hemenetz
    ---------------------------------
Name: Mark A. Hemenetz
Title: President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this
Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on February 28, 2006.

Principal Executive Officer

By: /s/ Mark A. Hemenetz
    ---------------------------------
Name: Mark A. Hemenetz
Title: President and Principal Executive Officer

Principal Financial and Accounting Officer

By: /s/ Alan M. Mandel
    ---------------------------------
Name: Alan M. Mandel
Title: Treasurer, Principal Financial and Accounting Officer

*Peter L. Clark, Trustee
*David N. Dinkins, Trustee
*Peter E. Guernsey, Trustee
*John I. Howell, Trustee
*Peter S. Knight, Trustee
*William L. Means, Trustee
*Clarence F. Michalis, Trustee
*Hermann C. Schwab, Trustee
*James D. Vaughn, Trustee

By: /s/ Alan M. Mandel
    ---------------------------------
    Alan M. Mandel Attorney-in-Fact*

*Pursuant to powers of attorney previously filed as exhibits to this
Registration Statement.

                                       -9-

Exhibit Index

(d)(iv)  Amended and Restated Subadvisory Agreement

(g)(ii)  Amendment to Custody Agreement

(h)(vi)  Amendment to Transfer Agency Agreement

(h)(vii) Expense Limitation Agreement

(j)      Consent of PricewaterhouseCoopers LLP

                                      -10-